Exhibit 10.9

LOAN AGREEMENT

BETWEEN

JOHN HANCOCK LIFE INSURANCE COMPANY

AND

WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C.,

WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C.,

WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C.,

WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C.,

WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C.,

WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C.,

WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C.,

WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C.,

WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C.,

WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C.,

WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C.

THREE FIRST MORTGAGE LOANS AGGREGATING

US$105,000,000

LOAN NOS: 522808:11, 523035:11, 523017:11

523053:11, 522917:11, 523062:11, 523071:11

February 25, 2008

TABLE OF CONTENTS

ARTICLE 1.	LOAN TERMS AND COLLATERAL	2

1.1	LOAN AMOUNT	2
1.2	THE NOTES	3
1.3	INTEREST AND PAYMENTS	4
1.4	COLLATERAL SECURITY DOCUMENTS FOR LOAN	4
1.5	OTHER LOAN DOCUMENTS	5
1.6	ACQUISITION	6

ARTICLE 2.	REPRESENTATIONS AND WARRANTIES	6

ARTICLE 3.	GENERAL COVENANTS	12

3.1	INSURANCE; CASUALTY	12
3.2	PAYMENT OF TAXES, ETC.	17
3.3	RESERVE FUND	18
3.4	TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY OR INTERESTS IN THE BORROWER; OTHER INDEBTEDNESS	20
3.5	BOOKS AND RECORDS	32
3.6	PERFORMANCE OF OTHER AGREEMENTS	33
3.7	REPRESENTATIONS AND COVENANTS CONCERNING LOAN	33
3.8	SINGLE PURPOSE ENTITY / SEPARATENESS	36
3.9	HAZARDOUS MATERIALS	39
3.10	CT TRANSFER ACT	41
3.11	ASBESTOS	41
3.12	BANKRUPTCY OR INSOLVENCY	42
3.13	COMPLIANCE WITH ERISA AND STATE STATUTES ON GOVERNMENTAL PLANS	42
3.14	COMPLIANCE WITH REGULATION U	43
3.15	BOOK ENTRY	44
3.16	DOCUMENTARY STAMPS, OTHER TAXES	44
3.17	NO FOREIGN PERSON	44
3.18	REPORTING REQUIREMENTS	44
3.19	DISCLOSURE	45
3.20	NEW JERSEY ISRA COMPLIANCE	45

ARTICLE 4.	OTHER COVENANTS AND AGREEMENTS	46

4.1	PARTIAL RELEASE UPON FULL PAYMENT OF A NOTE	46
4.2	PARTIAL RELEASE	47
4.3	ADDITIONAL FUNDING WITH RESPECT TO THE NJ LOAN AND CT LOAN	50
4.4	ADDITIONAL FUNDING WITH RESPECT TO THE NY LOAN	50
4.5	ADDITIONAL FUNDING CONDITION	51
4.6	CASH PLEDGE AND SECURITY AGREEMENT	54

ARTICLE 5.	CLOSING	55

ARTICLE 6.	EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT	55

6.1	EVENTS OF DEFAULT	55
6.2	ACCELERATION OF THE OBLIGATIONS	57
6.3	REMEDIES	57
6.4	REMEDIES CUMULATIVE	57
6.5	INDEMNIFICATION	58
6.6	INDEMNIFICATION FOR NON-RECOURSE CARVEOUT OBLIGATIONS	58
6.7	EXCULPATION	59

ARTICLE 7.	MISCELLANEOUS	60

7.1	AUDIT AND APPRAISAL RIGHTS	60
7.2	FEES AND EXPENSES INCURRED BY LENDER	60
7.3	WAIVER BY THE LENDER	61
7.4	SEVERABILITY	61
7.5	MODIFICATION OF AGREEMENT	61
7.6	WAIVERS BY BORROWER	61
7.7	AUTHORIZED SIGNATURE	61
7.8	NOTICES	61
7.9	ASSIGNMENT	62
7.10	COOPERATION	63
7.11	ACTIONS BY LENDER	64
7.12	PERFORMANCE BY LENDER	64
7.13	ENTIRE AGREEMENT	64
7.14	PARTIAL PAYMENT	64
7.15	TIME OF THE ESSENCE	64
7.16	DEFAULT RATE	65
7.17	BROKERAGE COMMISSION	65
7.18	SOLE DISCRETION OF LENDER	65
7.19	USURY LAWS	65
7.20	PUBLICITY	65
7.21	SERVICER	65
7.22	FURTHER ASSURANCES	65

ARTICLE 8.	INTERPRETATION OF THIS AGREEMENT	65

8.1	DEFINED TERMS	65
8.2	ACCOUNTING TERMS; INTERPRETATION OF FINANCIAL COVENANTS	69
8.3	DIRECTLY OF INDIRECTLY	69
8.4	EXERCISE OF CONSENT	69
8.5	SECTION HEADINGS AND TABLE OF CONTENTS, ETC.	70
8.6	CONSTRUCTION	70
8.7	GOVERNING LAW	70
8.8	JURISDICTION	70
8.9	WAIVER OF TRIAL BY JURY	71
8.10	COUNTERPARTS	71
8.11	JOINT AND SEVERAL LIABILITY	71
8.12	SUCCESSORS AND ASSIGNS	71

ii

SCHEDULES

Schedule A	List of Properties

Schedule A-CT	CT 10 Year Note

Schedule C-CT	CT 3 Year Note

Schedule A-NJ	NJ 10 Year Note

Schedule B-NJ	NJ 5 Year Note

Schedule A-NY	NY 10 Year Note

Schedule B-NY	NY 5 Year Note

Schedule C-NY	NY 3 Year Note

Schedule 1.3	Payment Instructions

Schedule 2.2	Ownership and Control of Borrower, and Statutory Agents in Each State

Schedule 2.3	Title Commitments

Schedule 2.5	Pending Litigation

Schedule 2.6	Rent Roll

Schedule 2.15	Construction and Remediation Projects

Schedule 3.9	Environmental Reports

Schedule 4	Partial Releases

iii

LOAN AGREEMENT

LOAN AGREEMENT (this “Agreement”), dated as of February 25, 2008, by and among WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (collectively or individually as the context may require, the “Borrower”) and JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation having its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (“Lender”).

RECITALS

A.                                         WHEREAS, Wu/Lighthouse 100 William LLC (“Buyer”), an affiliate of Borrower, has entered into a Real Estate Purchase Agreement dated as of November 16, 2007 with Baker-Properties Limited Partnership, a Connecticut limited partnership and Slater Street Associates, a New York general partnership (collectively, the “Seller”), as amended by First Amendment to Real Estate Purchase Agreement dated as of January 4, 2008 and Second Amendment to Real Estate Purchase Agreement dated as of February    , 2008 (the “Purchase Agreement”) pursuant to which Borrower shall, directly or indirectly, purchase from Seller the office, warehouse and industrial properties listed in Schedule A (each, an “Individual Property”, and those Individual Properties located in New Jersey, the “NJ Properties”, and those Individual Properties located in New York, the “NY Properties” and those Individual Properties located in Connecticut, the “CT Properties”) and all appurtenances thereto as well as other property (all such industrial buildings, appurtenances and property purchased by or owned by Borrower pursuant to or arising from the transactions contemplated under the Purchase Agreement, the “Purchased Assets”);

B.                                         WHEREAS, Borrower has requested that the Lender agree to make three first mortgage loans in the aggregate principal amount of $105,000,000, consisting of a loan in the amount of $21,765,000 secured by, among other things, a first mortgage covering the CT Properties and a first mortgage covering the NJ Properties (the “CT Loan”), a loan in the amount of $32,585,000 secured by, among other things, a first mortgage covering the NJ Properties and a second mortgage covering the CT Properties (the “NJ Loan”) and a loan in the amount of $50,650,000 secured by, among other things, a first mortgage covering the NY Properties, a first mortgage covering the NJ Properties and a third mortgage covering the CT Properties (the “NY Loan”), the proceeds of which shall be used by Borrower in purchasing the Purchased Assets; and

[Signature Page to Loan Agreement]

C.                                         WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to make such loans to Borrower pursuant to two certain Loan Commitment Letters between Lender and Wu/Lighthouse Portfolio L.L.C., an affiliate of Borrower, each dated December 20, 2007, one with respect to the NJ Loan and the CT Loan and one with respect to the NY Loan (the “Commitment”) in order to fund a portion of the purchase price to be paid by Borrower for the Purchased Assets, which loans shall be secured as provided herein and in the other Loan Documents.

D.                                         WHEREAS, all capitalized terms used but not otherwise defined herein shall have the meanings set forth in Article 8 hereof.

NOW THEREFORE, in consideration of the premises, the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.                        LOAN TERMS AND COLLATERAL

1.1                                    Loan Amount. Subject to the terms and conditions of this Agreement, Lender agrees on the Closing Date to make three (3) first mortgage loans in the aggregate principal amount of ONE HUNDRED FIVE MILLION AND 00/100 US DOLLARS (US$105,000,000.00) to Borrower (each, a “Loan” as the context requires, and collectively, the “Loan” or “Loans”), with the CT Loan secured by a first mortgage on the CT Properties and a first mortgage on the NJ Properties, the NJ Loan secured by a first mortgage on the NJ Properties and a second mortgage on the CT Properties and the NY Loan secured by a first mortgage on the NY Properties, a first mortgage on the NJ Properties and a third mortgage on the CT Properties, which three loans are more particularly described as follows:

Loan and Loan Number	Term	Principal Amount	Collateral
A. CT Loan
1. Loan No. 523035	10 year	$9,675,000	1st Mortgage CT Properties
2. Loan No. 523053	3 year	$12,000,000	1st Mortgage NJ Properties
Total CT Loan:		$21,7651,000
B. NJ Loan
1. Loan No. 522808	10 year	$20,960,000	1st Mortgage NJ Properties
2. Loan No. 523017	5 year	$11,625,000	2nd Mortgage CT Properties
Total NJ Loan:		$32,585,000
C. NY Loan
1. Loan No. 522917	10 year	$30,650,000	1st Mortgage NY Properties
2. Loan No. 523062	5 year	$16,100,000	3rd Mortgage CT Properties
3. Loan No. 523071	3 year	$3,900,000	1st Mortgage NJ Properties
Total NY Loan:		$50.650,000

1.2                                    The Notes. The Loans shall be evidenced by multiple Mortgage Notes (individually or collectively as the context may require, and as amended, restated, supplemented or reconstituted from time to time, together with any note or notes given in substitution or replacement thereof at the request of Lender, the “Note or Notes”) executed and delivered by Borrower. The Notes are further described as follows:

Loan Number	Note Number	Note Amount	Term	Maturity	Attached hereto as Schedule
CT Loan
1. 523035	A — CT	$9,765,000	10 year	March 1, 2018	A — CT
2. 523053	C — CT	$12,000,000	3 year	March 1, 2011	C — CT
NJ Loan
1. 522808	A — NJ	$20,960,000	10 year	March 1, 2018	A — NJ
2. 523017	B — NJ	$11,625,000	5 year	March 1, 2013	B - NJ
NY Loan
1. 522917	A — NY	$30,650,000	10 year	March 1, 2018	A — NY
2. 523062	B — NY	$16,100,000	5 year	March 1, 2013	B - NY
3. 523071	C — NY	$3,900,000	3 year	March 1, 2011	C - NY

All of the Loans and all of the Notes for each of the Loans are pari passu as to priority. All regularly scheduled interest and principal payments shall be applied pro rata toward all Notes for all of the Loans without preference of one over another, based upon the interest or principal, respectively, then due under such Notes. All other payments from Borrower shall be applied as required hereunder or under the Loan Documents. Any prepayment with respect to a partial release or on account of casualty or condemnation shall be applied on a property specific basis where appropriate (for instance, a prepayment arising from condemnation of a property which is to be released upon full payment of a 3 year note would be applied to such 3 year note). Other than a prepayment of the type referenced in the preceding sentence, no Note or Notes may be prepaid unless all of the Notes which are then outstanding are simultaneously fully prepaid with respect to all outstanding principal and interest and any other amounts then due and payable thereunder or under the Loan Documents, and any action by Borrower contrary to this requirement constitutes an Event of Default as set forth in Section 6.1 below. In the event any Default or Event of Default shall exist, Lender shall determine the application of any scheduled payment or prepayment from any source (for the avoidance of doubt, “prepayment” in this paragraph shall not include scheduled payments of interest or principal under the Notes). The provisions of this paragraph shall govern over any conflicting or contrary provisions of the Notes.

1.3                               Interest and Payments. The Loans shall bear interest at the rate or rates specified in the Notes and principal and interest shall be payable by Borrower in accordance with the terms of the Notes. Payments in respect of the Notes shall be made by Borrower to Lender in accordance with the payment instructions set forth on Schedule 1.3.

1.4                               Collateral Security Documents for Loan. The Indebtedness evidenced by the Notes is secured by documents with respect to each Loan is secured by, among other things, the following documents with respect to the Collateral and applicable to that Loan (collectively, the “Security Documents”):

1.4.1                     first mortgages as amended, restated or supplemented from time to time, encumbering the Collateral for such Loan, subject only to the Permitted Exceptions (collectively, as amended, restated or supplemented from time to time, collectively, the “Mortgage” or the “Mortgages” and Mortgages encumbering CT Properties, the “CT Mortgages”, Mortgages encumbering NJ Properties, the “NJ Mortgages”, and Mortgages encumbering NY Properties, the “NY Mortgages”);

1.4.2                     assignments of leases and rents, as amended, restated or supplemented from time to time, in respect of the Collateral, with any consents required (collectively, the “Assignments of Leases”);

1.4.3                     a first perfected security interest in and to all of Borrower’s Property consisting of personal property, pursuant to a security agreement supplementing or contained in the Mortgages (collectively, as amended, restated or supplemented from time to time, the “Security Agreement”);

1.4.4                     assignments of, and a first perfected security interest in and to, the contracts, licenses and permits relating to the Collateral, with any consents required (collectively. as amended, rested or supplemented from time to time, the “Assignment of Contracts”):

1.4.5                     a first-priority Collateral Assignment and Security Agreement in respect of Contracts, Agreements and Escrows relating to the Purchase Agreement, including all indemnities and other rights inuring to the benefit of Borrower and including all escrow agreements established under or related to the Purchase Agreement (collectively, as amended, restated or supplemented from time to time, the “Collateral Assignment of Indemnities and Other Rights”);

1.4.6                     the Guaranty Agreements executed by the Guarantors with respect to each loan (collectively, as amended, restated or supplemented from time to time, (the “Guaranty Agreements”); and

1.4.7                     Two Cash and Deposit Pledge and Security Agreements, one with respect to the NJ Loan and the CT Loan, and one with respect to the NY Loan, with respect to certain cash to be pledged hereunder by Borrower to Lender (as amended, restated or supplemented from time to time, collectively the “Cash Pledge” and the Cash Pledge for the NJ Loan and the CT Loan, the “NJ/CT Cash Pledge”, and the Cash Pledge for the NY Loan, the “NY Cash Pledge”);

1.4.8                     A Second Assignment of Leases and Rents affecting the NY Properties securing the NJ Loan and the CT Loan (as amended, restated or supplemented from time to time, the “Second Assignment”);

1.4.9                     An Indemnity and Escrow Agreement executed by the Borrowers and the Guarantors regarding certain title and other issues (as amended, restated or supplemented from time to time, the “Indemnity and Escrow”); and

1.4.10              A post closing indemnity letter (as amended, restated or supplemented, the “Post Closing Letter”).

1.5                               Other Loan Documents. Borrower shall also deliver or cause to be delivered to Lender the following documents, which are Loan Documents, but which are not secured by the Mortgage:

1.5.1                     A junior mortgage securing two of the Loans and encumbering the CT Properties on a pari passu basis, (each, as amended, restated or supplemented from time to time, a “Junior Mortgage”);

Second Mortgage Defined	Loan secured	Properties Encumbered
NJ Junior Mortgage	NJ Loan	CT Properties
NY/CT Junior Mortgage	NY Loan	CT Properties

1.5.2                     A junior assignment of leases and rents securing two of the Loans and encumbering the CT Properties on a pari passu basis (each, as amended, restated or supplemented from time to time, a “Junior Assignment”), and are further described as follows:

Second Assignment Defined	Loan secured	Properties Encumbered
NJ Junior Assignment	NJ Loan	CT Properties
NY/CT Junior Assignment	NJ Loan	CT Properties

1.5.3                     The Indemnity Agreement with respect to each Loan (each, as amended, restated or supplemented from time to time, the “Environmental Indemnity”; and

1.5.4                     The Managers Consent and Subordination of Management Agreement, as amended, restated or supplemented from time to time.

1.5.5                     The Sub-Managers Consent and Subordination of Sub-Management Agreement as amended, restated or supplemented from time to time.

1.6                               Acquisition. Borrower shall furnish to Lender a collateral assignment of the purchaser’s rights, but not the purchaser’s obligations or liabilities, under the Purchase Agreement, including without limitation, Borrower’s and Buyer’s rights under all escrow agreement related thereto together with any consent by the seller required under the Purchase Agreement, and Borrower shall not permit any amendment of the Purchase Agreement without the prior written consent of Lender. Borrower shall purchase the Purchased Assets simultaneously with, but immediately prior to, the Closing.

ARTICLE 2.                        REPRESENTATIONS AND WARRANTIES

As an inducement to Lender to enter into this Agreement and to make the Loan, Borrower represents, warrants and certifies to Lender, as of the date hereof and as of the date of Closing, for the benefit of Lender, and knowing that Lender will rely thereon, as follows:

2.1                               Borrower is familiar with the facts herein certified, and is duly authorized to certify the same and make this Borrower’s Certificate in connection with the Loan.

2.2                               (a)                                 The information in the following chart is true and correct.

	Exact legal name of each Borrower	State issued organizational identification number	U.S. Employer Identification Number
1.	WU/LH 470 BRIDGEPORT L.L.C.	4474090	32-0228248
2.	WU/LH 950 BRIDGEPORT L.L.C.	4468189	35-2321176
3.	WU/LH 12 CASCADE L.L.C.	4468193	36-4624088
4.	WU/LH 22 MARSH HILL L.L.C.	4468195	38-3773518
5.	WU/LH 15 EXECUTIVE L.L.C.	4468194	61-1550641
6.	WU/LH 25 EXECUTIVE L.L.C.	4468197	30-0457999
7.	WU/LH 269 LAMBERT L.L.C.	4468200	35-2321182
8.	WU/LH 100 AMERICAN L.L.C.	4468439	38-3773526
9.	WU/LH 200 AMERICAN L.L.C.	4468440	61-1550653

	Exact legal name of each Borrower	State issued organizational identification number	U.S. Employer Identification Number
10.	WU/LH 300 AMERICAN L.L.C.	4468441	30-0458023
11.	WU/LH 400 AMERICAN L.L.C.	4468443	32-0228279
12.	WU/LH 500 AMERICAN L.L.C.	4468444	35-2321195
13.	WU/LH 103 FAIRVIEW PARK L.L.C	4468265	37-1558845
14.	WU/LH 412 FAIRVIEW PARK L.L.C.	4468269	38-3773532
15.	WU/LH 401 FIELDCREST L.L.C.	4468273	61-1550663
16.	WU/LH 404 FIELDCREST L.L.C.	4468429	30-0458034
17.	WU/LH 36 MIDLAND L.L.C.	4468430	32-0228286
18.	WU/LH 100-110 MIDLAND L.L.C.	4468432	41-2264713
19.	WU/LH 112 MIDLAND L.L.C.	4468434	41-2264715
20.	WU/LH 199 REDGEWOOD L.L.C.	4468436	41-2264716
21.	WU/LH 203 RIDGEWOOD L.L.C.	4468437	41-2264717
22.	WU/LH 8 SLATER L.L.C.	4468438	41-2264718

(b)                                 The mailing address and the principal place of business of each Borrower is c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552.

(c)                                  Borrower is a limited liability company organized and existing under the laws of the State of Delaware and is in full force and effect.

(d)                                 The Certificate of Formation of each Borrower, each dated December 5, 2007 (other than the Certificate of Formation for Wu/Lighthouse 470 Bridgeport L.L.C. which is dated December 14, 2007), a copy of which has been delivered to Lender, is complete, current, and in full force and effect and has not been amended or modified as of this date.

(e)                                  The description of Borrower and all constituent entities, and the list of names, types of interests and percentages thereof of all persons having ownership interests in the Borrower and in such entities are accurately and completely described on Schedule 2.2 attached hereto.

(f)                                   Also included on Schedule 2.2 is a list of all persons or entities having any rights to control the operations of Borrower or the Premises which do not have an ownership interest in Borrower.

(g)                                  Also included on Schedule 2.2 is each Borrower’s statutory agent for service of process in each state in which it owns any of the Premises.

(h)                                 The “Principals” of Borrower, as defined in the Commitment for the Loan, are Wu/Lighthouse Portfolio L.L,C., 100 William F/L Properties L.L.C., Lighthouse 100 William II, L.L.C., LH 100 II L.L.C., Jeffrey Wu, Lighthouse 100 William Operating LLC, Paul Cooper, Jeffrey D. Ravetz, and Louis E. Sheinker.

(i)                                     No Borrower uses any name other than as set forth in clause (a) above, and no Borrower is the successor of any other organization by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise.

(j)                                    The only location which Borrower maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods is at its address set forth in clause (b) above.

(k)                                 Borrower has possession of all of the Collateral consisting of instruments, chattel paper, inventory or equipment.

2.3                               The Premises are free and clear of all liens, encumbrances, servitudes and easements of any nature whatsoever, recorded or unrecorded, except as set forth in the commitments for title insurance issued by Title Insurance Company listed on Schedule 2.3 as continued through and redated on the Closing Date and there has been no violation of any of the terms or provisions of any covenants, conditions, restrictions or easements affecting the Premises.

2.4                               All fixtures and articles of personalty attached to the Premises or used or usable in connection with the operation of the Premises, except for trade fixtures or articles of personalty that are owned or leased by any tenants of the improvements erected on the Premises, have been fully paid for and are the property of Borrower and are not subject to any security interests, conditional bills of sale, chattel mortgages or any other title retention agreements of a similar nature or to any other liens or encumbrances not specifically referred to herein.

2.5                               There are no federal tax claims or liens assessed or filed against Borrower or any affiliate of Borrower, or any principal thereof any of the Principals of Borrower, and there are no lawsuits pending or judgments against Borrower unsatisfied of record or docketed in any court of the state in which the Premises are located or in any other court located in the United States and no petition in bankruptcy has ever been filed by or against Borrower or any affiliate of Borrower or any Principal thereof except as previously disclosed to Lender and listed on Schedule 2.5 and neither Borrower nor any affiliate of Borrower or Principal thereof has ever made any assignment for the benefit of creditors, filed a petition in bankruptcy or taken advantage of any insolvency act or any act for the benefit of debtors.

2.6                               The Premises are not subject to any leases other than the lease(s) described on Schedule 2.6 attached hereto (hereinafter referred to as the “Leases”), and no person, party, firm or corporation has any possessory interest in the Premises or right to occupy the same except under and pursuant to the provisions of the Leases. Schedule 2.6 consists of a true, complete and correct rent roll. The requirements of Section 7(a) of the Commitment have been satisfied by Borrower.

2.7                               As of the date hereof (i) each Borrower is the landlord and holder of the landlord’s interest under each Lease at its respective Individual Property; (ii) there are no prior assignments of any Lease or any portion of rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder (hereinafter collectively referred to as the “Rents”) which are presently outstanding and have priority over the Assignment of Leases and Rents (the “Assignment of Leases and Rents”), dated the date hereof, given by Borrower to Lender and intended to be duly recorded; (iii) each Lease is in full force and effect; (iv) neither Borrower nor any tenant under any Lease is in default under any of the terms, covenants or provisions of the Lease and Borrower knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any Lease; (v) there are no offsets or defenses to the payment of any portion of the Rents; (vi) all Rents due and payable under each Lease have been paid in full and no said Rents have been paid more than one (1) month in advance of the due dates thereof; and (vii) except as set forth in Schedule 2.6, no tenant under any Lease has an option or right of first refusal (“ROFR”) to purchase the Premises or any portion thereof.

2.8                               Each Individual Property consists of a single lot or multiple tax lots; but no portion of any such tax lot(s) covers property other than such Individual Property (or a portion of the Individual Property in the case where an Individual Property consists of multiple tax lots) and no portion of the Individual Property lies in any other tax lot.

2.9                               Each Borrower is validly existing in good standing under the laws of the State of Delaware, and is qualified to do business in each State in which it owns property. Borrower has full power and authority to own the Premises and to accept the Loan and to execute all documents and instruments required in connection therewith. Borrower has taken all necessary actions for the authorization of the borrowing on account of the Loan, including, without limitation, that those interest holders of Borrower whose approval is required by the terms of any agreement or organizational documents have duly approved the transactions contemplated by the Loan Documents (as defined below) and have authorized execution and delivery thereof by the respective signatories. To the best of Borrower’s knowledge, no other consent by any local, state or federal agency is required in connection with the execution and delivery of the documents executed and delivered in connection with the Loan. The execution, delivery and performance of the obligations imposed on Borrower under the Loan Documents will not cause Borrower to be in default under the provisions of any agreement judgment or order to which Borrower is a party or by which Borrower is bound.

2.10                        Except with respect to any ROFR or purchase option set forth in Schedule 2.6, Borrower is not a party to any outstanding contract or agreement providing for or requiring it to convey its interest in the Premises to any person, party, firm or corporation, and no person, party or firm or corporation other than Borrower has any beneficial or equitable right, title or interest in the Premises, or any part thereof, and no other person, party, firm or corporation other than Borrower has any beneficial or equitable right, title or interest in or to the proceeds of the Loan.

2.11                        The Premises have not been damaged or destroyed by fire or other casualty and no condemnation or eminent domain proceedings have been commenced with respect to the Premises or any part thereof. To the best of Borrower’s knowledge no such condemnation or eminent domain proceedings are about to be commenced.

2.12                        All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Premises and with respect to the use and occupancy of the same, including but not limited to, certificates of occupancy and fire underwriter certificates, have been made by or obtained from the appropriate governmental authorities.

2.13                        The improvements located on the Premises are being used only in compliance with applicable local, state and federal environmental, zoning, subdivision and building requirements, including without limitation any parking ratio requirements.

2.14                        There are no facts known to Borrower relating to the title to the Premises or any part thereof which have not been set forth in this Section 2 or in the title commitment described in Section 2.3 above.

2.15                        Any and all construction work, alterations and repairs with respect to the Premises or any part thereof have been paid for in full as of the date hereof (and no notice of any mechanics’ or materialmen’s liens or of any claim of right to any such liens has been received), and has been completed to the satisfaction of Lender, except for ongoing tenant improvements, capital expenditures and environmental remediation as set forth in Schedule 2.15 attached hereto.

2.16                        All financial data and documentation furnished on behalf of Borrower is true, complete and correct as of the date hereof. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete, incorrect or otherwise misleading.

2.17                        There is no action, suit, proceeding or investigation pending or, to Borrower’s knowledge, threatened against Borrower, any Principal of Borrower or with respect to the Premises or any Individual Property which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Borrower, or in any material impairment of the right or ability of Borrower to carry on its business substantially as now conducted, or in any material liability on the part of Borrower, or which would draw into question the validity of any of the Loan Documents or of any action taken or to be taken in connection with the obligations of Borrower as contemplated therein.

2.18                        Neither Borrower nor any interest holder of Borrower is currently (a) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or (b) the subject of any judgment unsatisfied of record or docketed in any court of the state in which the Premises is located or in any other court located in the United States.

2.19                        Each Borrower does not own any real property or assets other than its respective portion of the Premises and does not engage in any business other than the management and operation of such portion of the Premises.

2.20                        Borrower is not a party to any contract or agreement, or subject to any restriction in its organizational documents that restricts the right or ability of Borrower to incur Debt, other than this Agreement, or otherwise perform under the terms of the Loan Documents; and Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Premises, or any interest therein, whether now owned or hereafter acquired, to be subject to a Lien other than a Permitted Encumbrance; and has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Collateral, or any interest therein, whether now owned or hereinafter acquired, to be subject to a Lien other than Permitted Encumbrances.

2.21                        (a)                                 No event has occurred and no condition exists that, upon consummation of the Loan transaction contemplated hereby and the execution and delivery of the Loan Documents, would constitute a Default or an Event of Default.

(b)                                 Borrower is not in violation in any respect of any term of its organizational documents. Borrower and Guarantor are not in violation in any material respect of any term in any material agreement or other instrument to which it is a party or by which it or any of its Property may be bound.

(c)                                  No defaults exist, and no events have occurred and no conditions exist that, with notice or lapse of time or both, would constitute a default under the Purchase Agreement by either buyer or seller, and the Purchase Agreement is in full force and effect, and the rights, benefits and indemnities in favor of Borrower thereunder are not subject to any defenses, offsets or claims of any kind.

2.22                        The fair value of the business and assets of each Borrower is in excess of the amount that will be required to pay its liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case both before and after giving effect to the transactions contemplated by the Loan Documents. Borrower, after giving effect to the transactions contemplated by the Loan Documents, is not engaged in any business or transaction, or about to engage in any business or transaction, for which Borrower has unreasonably small assets or capital (within the meaning of applicable law, including, without limitation, section 548 of the United States Bankruptcy Code), and Borrower has no intent to (a) hinder, delay or defraud any entity to which it is, or will become, on or after the Closing Date, indebted, or (b) incur debts that would be beyond its ability to pay as they mature.

ARTICLE 3. GENERAL COVENANTS

Borrower covenants and agrees that on and after the Closing Date and thereafter for so long as any Obligations are outstanding to Lender:

3.1                       Insurance; Casualty.

(a)                                 Borrower, at its sole cost and expense, shall keep each of the Individual Properties comprising the Mortgaged Property insured during the term of this Agreement for the mutual benefit of Borrower and Lender against loss or damage by any peril covered by a standard “special perils” or “all-risk-of-physical-loss” insurance policy including, without limitation, riot and civil commotion, acts of terrorism, vandalism, malicious mischief, burglary, theft and mysterious disappearance in an amount (i) equal to at least one hundred percent (100%) of the then “full replacement cost” of the Improvements and Equipment, without deduction for physical depreciation and (ii) such that the insurer would not deem Borrower a coinsurer under such policies. The policies of insurance carried in accordance with this Paragraph 3.1 shall be paid annually in advance and shall contain the “Replacement Cost Endorsement” with a waiver of depreciation, and shall have a deductible no greater than $10,000 unless so agreed by Lender. In addition, Lender may, at its option, retain the services of a firm to monitor the policies of insurance for conformance with this Agreement, the cost of which shall be borne by Borrower.

(b)                                 Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the term of this Agreement the following policies of insurance:

(i)                                     Flood insurance if any part of the Real Property is located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the outstanding principal amount of the Note or the maximum limit of coverage available with respect to the Improvements and Equipment under said Act, whichever is less.

(ii)                                  Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages.

(iii)                               Rental loss insurance in an amount equal to at least one hundred percent (100%) of the aggregate annual amount of all rents and additional rents payable by all of the tenants under the Leases (whether or not such Leases are terminable in the event of a fire or casualty), such rental loss insurance to cover rental losses for a period of at least one (1) year after the date of the fire or casualty in question. The amount of such rental loss insurance shall be increased from time to time during the term of this Agreement as and when new Leases and renewal Leases are entered into in accordance with the terms of this Agreement, to reflect all increased rent and increased additional rent payable by all of the tenants under such renewal Leases and all rent and additional rent payable by all of the tenants under such new Leases.

(iv)       Insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

(v)        Such other insurance (including, without limitation, earthquake insurance) as may from time to time be reasonably required by Lender in order to protect its interests or, in the event of a Secondary Market Transaction, as required by the Rating Agencies (as such terms are hereinafter defined).

(c)           All policies of insurance (the “Policies”) required pursuant to this Paragraph 3.1 (i) shall be issued by an insurer satisfactory to Lender (and, in the event of a Secondary Market Transaction, to the Rating Agencies), (ii) shall contain the standard New York mortgagee non-contribution clause naming Lender as the person to which all payments made by such insurance company shall be paid, (iii) shall be maintained throughout the term of this Agreement without cost to Lender, (iv) shall be delivered to Lender, (v) shall contain such provisions as Lender deems reasonably necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under such Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification or cancellation and (vi) shall be satisfactory in form and substance to Lender (and, in the event of a Secondary Market Transaction, to the Rating Agencies) and shall be approved by Lender (and, in the event of a Secondary Market Transaction, by the Rating Agencies) as to amounts, form, risk coverage, deductibles, loss payees and insureds. All amounts recoverable thereunder are hereby assigned to the Lender. Not later than thirty (30) days prior to the expiration date of each of the Policies, Borrower will deliver to Lender satisfactory evidence of the renewal of each of the Policies.

(d)                                 If the Improvements shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice thereof to Lender and prior to the making of any repairs thereto. Following the occurrence of fire or other casualty, Borrower, regardless of whether insurance proceeds are payable under the Policies or, if paid, are made available to Borrower by Lender, shall promptly proceed with the repair, alteration, restoration, replacement or rebuilding of the Improvements as near as possible to their value, utility, condition and character prior to such damage or destruction. Such repairs, alterations, restoration, replacement and rebuilding are herein collectively referred to as the “Restoration”. The Restoration shall be performed in accordance with the following provisions:

(i)            Borrower shall procure, pay for and furnish to Lender true copies of all required governmental permits, certificates and approvals with respect to the Restoration.

(ii)           Borrower shall furnish Lender, within thirty (30) days of the casualty, evidence reasonably satisfactory to Lender of the cost to complete the Restoration.

(iii)          If the Restoration of an Individual Property involves structural work or the estimated cost to complete the Restoration exceeds five percent (5%) of the original principal amount of the Loan allocated to the Loan Pool (as defined in Schedule 4) in which such Individual Property is included as set forth in Schedule 4, the Restoration shall be conducted under the supervision of an architect (the “Architect”) selected by Borrower and approved by Lender (which approval shall not be unreasonably withheld), and no such Restoration shall be made except in accordance with detailed plans and specifications, detailed cost estimates and detailed work schedules approved by Lender (which approval shall not be unreasonably withheld).

(iv)          If the estimated cost of the Restoration of an Individual Property shall exceed ten percent (10%) of the original principal amount of the Loan allocated to the Loan Pool in which such Individual Property is included as set forth in Schedule 4, at the request of Lender, Borrower, before commencing any work, shall cause to be furnished to Lender a surety bond or bonds, in form and substance reasonably satisfactory to Lender, naming Borrower and Lender as co-obligees, in an amount that is not less than the estimated cost of the Restoration, issued by a surety company or companies reasonably satisfactory to Lender.

(v)           The Restoration shall be prosecuted to completion with all due diligence and in an expeditious and first class workmanlike manner and in compliance with all laws and other governmental requirements, all permits, certificates and approvals, all requirements of fire underwriters and all insurance policies then in force with respect to the Real Property.

(vi)          At all times when any work is in progress, Borrower shall maintain all insurance then required by law or customary with respect to such work, and, prior to the commencement of any work, shall furnish to Lender duplicate originals or certificates of the policies therefor.

(vii)         Upon completion of the Restoration, Borrower shall obtain (A) any occupancy permit which may be required for the Improvements and (B) all other governmental permits, certificates and approvals and all permits, certificates and approvals of fire underwriters which are required for or with respect to the Restoration, and shall furnish true copies thereof to Lender.

(viii)        An Event of Default (as hereinafter defined) shall be deemed to have occurred under this Agreement if Borrower, after having commenced demolition or construction of any Improvements, shall abandon such demolition or the construction work or shall fail to complete such demolition and construction within a reasonable time after the commencement thereof.

(e)           Borrower and Lender shall jointly adjust and settle all insurance claims, provided, however, if an Event of Default shall have occurred and be continuing, Lender shall have the right to adjust and settle such claims without the prior consent of Borrower. In the event of any insured loss, the payment for such loss shall be made directly to Lender. Any insurance proceeds payable under any of the Policies may, at the option of Lender, be used in one or more of the following ways: (w) applied to the Indebtedness, whether such Indebtedness then be matured or unmatured (such application to be without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred and remains uncured, then such application shall be subject to the applicable premium computed in accordance with the Note), (x) used to fulfill any of the covenants contained herein as the Lender may determine, (y) used to replace or restore the property to a condition satisfactory to the Lender, or (z) released to the Borrower.

Notwithstanding the foregoing, provided that: (i) not more than ten percent (10%) of the gross area of the Improvements on any Individual Property, as listed on Schedule A, is directly affected by such damage, destruction or loss and the amount of the loss does not exceed ten percent (10%) of the original principal amount of the Loan attributable to such Individual Property; or if the damages are in excess of the above limits, all tenants affected or which could terminate their leases on account of such damage, destruction or lose shall waive their respective rights to terminate their leases and sufficient insurance in Lender’s reasonable discretion is in place to pay the expenses and debt service on the Mortgaged Property during the Restoration; provided, however, that Lender shall allow use of insurance loss proceeds for such restoration whether or not the gross floor area affected exceeds the limits set forth herein, to the extent that the approved leases at the time of closing of the Loan required restoration of the Mortgaged Property and remain in full force and effect and require restoration of the damage involved, (ii) no Event of Default or event that with the passage of time or giving of notice or both would constitute a default has occurred hereunder, under the Note or under any of the other Loan Documents and remains uncured at the time of such application, (iii) the insurer does not deny liability to any named insured, (iv) each major and/or anchor tenant (as determined by Lender) whose Lease permits termination thereof as a result of such insured loss, agrees in writing to continue its Lease, (v) rental loss insurance is available and in force and effect to offset in full any abatement of rent to which any tenant may be entitled as a result of such damage, destruction or loss, (vi) the remaining Improvements continue at all times to comply with all applicable building, zoning and other land use laws and regulations, (vii) in Lender’s judgment, the Restoration is practicable and can be completed within one (1) year after the damage, destruction or loss and at least one (1) year prior to the Maturity Date (as such term is defined in the Note), and (viii) rebuilding of the Improvements to substantially identical size, condition and use as existed prior to the casualty is permitted by all applicable laws and ordinances ((i) through (viii), the “Restoration Conditions”), then all of such proceeds shall be used for Restoration. Any application of insurance proceeds to the Indebtedness shall be to the unpaid installments of principal due under the Note in the inverse order of their maturity, such that the regular payments under the Note shall not be reduced or altered in any manner. In the event the Restoration Conditions are satisfied (including that no Event of Default or event that, with the passage of time or giving of notice or both, would constitute a default has occurred hereunder, under the Note or other Loan Documents) or Lender otherwise elects to allow the use of such proceeds for the Restoration, such proceeds shall be disbursed in accordance with the following provisions:

(i)            Each request for an advance of insurance proceeds shall be made on seven (7) days’ prior notice to Lender and shall be accompanied by a certificate of the Architect, if one be required under Paragraph 3.1(d)(iii) above, otherwise by an executive officer or managing general partner or managing member of Borrower, stating (A) that all work completed to date has been performed in compliance with the approved plans and specifications and in accordance with all provisions of law, (B) the sum requested is properly required to reimburse Borrower for payments by Borrower to, or is properly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Restoration (giving a brief description of such services and materials), and that when added to all sums, if any, previously disbursed by Lender, does not exceed the value of the work done to the date of such certificate and (C) that the amount of such proceeds remaining in the hands of Lender will be sufficient on completion of the work to pay the same in full (giving, in such reasonable detail as Lender may require, an estimate of the cost of such completion).

(ii)           Each request for an advance of insurance proceeds shall, to the extent permitted under applicable law, be accompanied by waivers of liens satisfactory to Lender covering that part of the Restoration previously paid for, if any, and by a search prepared by a title company or by other evidence reasonably satisfactory to Lender including without limitation a title endorsement satisfactory to Lender if available in the state where the Real Property is located, that there has not been filed with respect to the Real Property any mechanic’s lien or other lien or instrument and that there exist no encumbrances on or affecting the Real Property other than the Permitted Encumbrances or otherwise approved by Lender, In addition to the foregoing, the request for the final advance shall be accompanied by (A) any final occupancy permit which may be required for the Improvements, (B) all other governmental permits, certificates and approvals and all other permits necessary for the occupancy and operation of the Real Property, (C) Tenant estoppels from tenants whose space was affected and (D) final lien waivers from all contractors, subcontractors and materialmen.

(iii)          No advance of insurance proceeds shall be made if there exists an Event of Default or event which with the passage of time or the giving of notice or both would constitute a default on the part of Borrower under this Agreement, the Note or any other Loan Document.

(iv)          If the cost of the Restoration (as reasonably estimated by Lender) at any time shall exceed the amount of the insurance proceeds available therefor, insurance proceeds shall not be advanced until Borrower, before commencing the Restoration or continuing the Restoration, as the case may be, shall deposit the full amount of the deficiency (or other assurances reasonably satisfactory to Lender) with Lender and the amount so deposited shall first be applied toward the cost of the Restoration before any portion of the insurance proceeds is disbursed for such purpose.

Upon completion of the Restoration and payment in full therefor, or upon failure on the part of Borrower promptly to commence or diligently to continue the Restoration, or at any time upon request by Borrower, Lender may apply the amount of any such proceeds then or thereafter in the hands of Lender to the payment of the Indebtedness; provided, however, that nothing herein contained shall prevent Lender from applying at any time the whole or any part of such proceeds to the curing of any default that has not been cured within the applicable cure period under this Agreement, the Note or any other Loan Document.

(f)                                   Insurance proceeds and any additional funds deposited by Borrower with Lender shall constitute additional security for the Indebtedness. Borrower shall execute, deliver, file and/or record, at its expense, such documents and instruments as Lender deems necessary or advisable to grant to Lender a perfected, first priority security interest in the insurance proceeds and such additional funds.

If Lender elects to have the insurance proceeds applied to Restoration, (i) the insurance proceeds shall be, at Lender’s election, disbursed in installments by Lender or by a disbursing agent (“Depository”) selected by Lender and whose fees and expenses shall be paid by Borrower in the manner provided in Paragraph 3.1(e) above and (ii) all costs and expenses incurred by Lender in connection with the Restoration, including, without limitation, reasonable counsel fees and costs, shall be paid by Borrower.

3.2                       Payment of Taxes, Etc.

(a)           Borrower shall pay or cause to be paid all taxes, assessments, water rates and sewer rents, now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (the “Taxes”) and all ground rents, maintenance charges, other governmental impositions, and other charges, including, without limitation, vault charges and license fees (collectively, “Other Charges”) for the use of vaults, chutes and similar areas adjoining the Real Property, as same, become due and payable. Borrower will deliver to Lender, promptly upon Lender’s request, evidence satisfactory to Lender that the Taxes and Other Charges have been so paid and are not then delinquent. Borrower shall not suffer or permit any lien or charge (including, without limitation, any mechanic’s lien) against all or any part of the Mortgaged Property and Borrower shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property. Borrower shall promptly pay for all utility services provided to the Mortgaged Property. In addition, Lender may, at its option, retain the services of a firm to monitor the payment of Taxes, the cost of which shall be borne by Borrower.

(b)           Notwithstanding the provisions of subsection (a) of this Paragraph 3.2, Borrower shall have the right to contest in good faith the amount or validity of any such Taxes, liens or Other Charges (including, without limitation, tax liens and mechanics’ liens) referred to in subsection (a) above by appropriate legal proceedings and in accordance with all applicable law, after notice to, but without cost or expense to, Lender, provided that (i) no Event of Default or event that, with the passage of time or giving of notice or both, would constitute a default hereunder, under the Note or other Loan Documents has occurred and is continuing, (ii) Borrower pays such Taxes, liens or Other Charges as same become due and payable, unless Borrower delivers evidence satisfactory to Lender that, as a result of Borrower’s contest, Borrower’s obligation to pay such Taxes, liens or Other Charges has been deferred by the appropriate governmental authority, in which event, Borrower may defer such payment of such Taxes, liens or Other Charges until the date specified by such governmental authority, (iii) such contest shall be promptly and diligently prosecuted by and at the expense of Borrower, (iv) Lender shall not thereby suffer any civil penalty, or be subjected to any criminal penalties or sanctions, (v) such contest shall be discontinued and such Taxes, liens or Other Charges promptly paid if at any time all or any part of the Mortgaged Property shall be in imminent danger of being foreclosed, sold, forfeited or otherwise lost or if the lien and security interest created by this Agreement or the priority thereof shall be in imminent danger of being impaired, (vi) Borrower shall have set aside adequate reserves (in Lender’s judgment) for the payment of such Taxes, liens or Other Charges, together with all interest and penalties thereon and (vii) Borrower shall have furnished such security as may be required in the proceeding or as may be requested by Lender, to insure the payment of any such Taxes, liens or Other Charges, together with all interest and penalties thereon.

3.3                       Reserve Fund.

(a)                                 Tax and Insurance Fund. Borrower shall pay to Lender on the first day of each calendar month such amounts as Lender from time to time estimates to be sufficient to create and maintain a reserve fund from which (i) to pay the Taxes and Other Charges prior to the date they are due without the payment of any penalties or interest, and (ii) to pay, at least thirty (30) days prior to their due date for the renewal of the coverage afforded by the Policies upon the expiration thereof, the insurance premiums for the Policies estimated by Lender to be payable on such due date, (said amounts in (i) and (ii) above hereafter called the “Tax and Insurance Fund”). Notwithstanding the foregoing provisions of this clause (a), Borrower shall not be required to create and maintain a reserve fund from which to pay hazard insurance premiums as long as all of the following conditions remain satisfied:

(i)            no Event of Default shall have occurred and remain uncured;

(ii)           the original Borrower named herein shall remain the owner of the Mortgaged Property;

(iii)          Borrower complies with all of its obligations hereunder and under the other Loan Documents regarding insurance, including without limitation, providing Lender with timely evidence (1) that the required insurance is in place and in full force and effect for the Mortgaged Property and is never suspended nor are payments for insurance premiums ever delinquent, and (2) that all insurance premiums are paid in full;

In addition, notwithstanding the foregoing provisions of this clause (a), Borrower shall not be required to create and maintain a reserve fund from which to pay real estate taxes, assessments and other charges as long as all of the following conditions remain satisfied:

(i)            no Event of Default shall have occurred and remain uncured;

(ii)           the original Borrower named herein shall remain the owner of the Mortgaged Property; and

(iii)          Borrower pays such taxes and other charges at least thirty (30) days prior to date they are due and prior to the assessment of any penalties or interest and provides Lender with evidence of such payment.

(b)                                 Replacement Reserve Fund. If required by Lender, Borrower shall enter into a Replacement Reserve Agreement which shall require Borrower to pay to Lender on the first day of each calendar month one twelfth (1/12) of the amount reasonably estimated by Lender to be due for the replacements and capital repairs required to be made to the Mortgaged Property during each calendar year (the “Replacement Reserve Fund”). Lender shall make disbursements from the Replacement Reserve Fund for items specified in the Replacement Reserve Agreement as set forth in such Agreement. Lender may require an inspection of the Mortgaged Property prior to making a disbursement in order to verify completion of replacements and repairs.

Lender reserves the right to make any disbursement from the Replacement Reserve Fund directly to the party furnishing materials and/or services. Notwithstanding the foregoing provisions of this clause (b), Borrower shall not be required to create and maintain a reserve fund for capital repairs and replacements as long as all of the following conditions are satisfied:

(i)            no Event of Default shall have occurred and remain uncured;

(ii)           the original Borrower named herein shall remain the owner of the Mortgaged Property;

(iii)          Borrower complies with all of its obligations hereunder and under the Loan Documents regarding maintaining the Mortgaged Property, including, without limitation, maintaining the Mortgaged Property in good order and repair; and

(iv)          Inspections of the Mortgaged Property do not uncover the necessity of reinstating the reserve, in Lender’s sole discretion.

(c)                                  Tenant Improvement and Leasing Commission Reserve. If required by Lender, Borrower shall enter into a Tenant Improvement and Leasing Commission Agreement which shall require Borrower to pay to Lender on the first day of each calendar month deposits for tenant improvements and leasing commissions in amounts determined by Lender in its sole discretion, for payment of costs and expenses incurred by Borrower in connection with the performance of work to refit and release space in the Improvements that is currently vacant or anticipated to be vacated during the term of the Loan, and for payment of leasing commissions incurred by Borrower in connection with the releasing of space in the Improvements that is currently vacant or anticipated to be vacated during the term of the Loan (the “Tenant Improvement and Leasing Commission Reserve Fund”), all according to the Tenant Improvement and Leasing Commission Agreement. Notwithstanding the foregoing provisions of this clause (c), Borrower shall not be required to create and maintain a reserve fund for tenant improvements and leasing commissions as long as all of the following conditions are satisfied:

(i)            no Event of Default shall have occurred and remain uncured;

(ii)           the original Borrower named herein shall remain the owner of the Mortgaged Property; and

(iii)          Borrower complies with all of its obligations hereunder regarding leases at the Mortgaged Property.

(d)                                 Repair and Remediation Reserve Fund. If required by Lender, Borrower shall enter into a Reserve Agreement for Repairs and shall pay to Lender the estimated cost to complete any required repairs (the “Repair and Remediation Reserve Fund”) as more fully set forth in said Agreement.

The amounts in (a), (b), (c) and (d) above shall hereinafter be collectively called the “Reserve Fund”. Borrower hereby pledges to Lender any and all monies now or hereafter deposited as the Reserve Fund as additional security for the payment of the Indebtedness. Lender may apply the Reserve Fund to payments of Taxes, Other Charges, insurance premiums and, as applicable, payments for replacements and capital repairs, tenant improvements and leasing commissions and repairs and remediations required to be made by Borrower pursuant to the terms hereof or pursuant to the terms of any other Loan Documents (even though subsequent owners of the Mortgaged Property may benefit thereby); provided, however, if there is an Event of Default which is continuing, then Lender may credit such Reserve Fund against the Indebtedness in such priority and proportions as Lender in its discretion shall deem proper. If the Reserve Fund is not sufficient to fully pay for the Taxes, Other Charges and/or the insurance premiums or, as applicable, amounts for replacements and capital repairs, tenant improvements and leasing commissions and repairs and remediation when due, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Reserve Fund shall be payable to Borrower.

3.4                               Transfer or Encumbrance of the Mortgaged Property or Interests in the Borrower; Other Indebtedness.

(a)           Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of Borrower in owning and operating properties such as the Mortgaged Property in agreeing to make the Loan, and that Lender will continue to rely on Borrower’s ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Indebtedness. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Borrower default in the repayment of the Indebtedness, Lender can recover the Indebtedness by a sale of the Mortgaged Property. Borrower shall not, without the prior written consent of Lender, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof or interest therein, or permit the Mortgaged Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred.

(b)           A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this Paragraph 3.4 shall be deemed to include (i) an installment sales agreement wherein Borrower agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments, (ii) an agreement by Borrower leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower’s right, title and interest in and to any Leases or any Rents, (iii) if Borrower, any guarantor of Non-Recourse Carveout Obligations (as hereinafter defined), any other guarantor, any indemnitor of environmental liabilities or any general partner or managing member of Borrower or of any such guarantor or indemnitor is a corporation, the voluntary or involuntary sale, assignment, conveyance or transfer of such corporation’s stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock in one or a series of transactions by which an aggregate of more than ten percent (10%) of such corporation’s stock shall be vested in a party or parties who are not now stockholders or any change in the control of such corporation, (iv) if Borrower, any guarantor, of Non-Recourse Carveout Obligations, any other guarantor or any indemnitor of environmental liabilities or any general partner or managing member of Borrower or any such guarantor or indemnitor is a limited or general partnership, joint venture or limited liability company, the change, removal, resignation or addition of a general partner, managing partner, limited partner, joint venturer, manager or member or the transfer of the partnership interest of any general partner, managing partner or limited partner or the transfer of the interest of any joint venturer or member, and (v) if Borrower, any guarantor of Non-Recourse Carveout Obligations or any other guarantor or any indemnitor of environmental liabilities, is an entity, whether one of the above-mentioned entities or not, any change in the ownership or control of such entity, any merger, consolidation or dissolution or syndication affecting such entity, or the transfer, sale, assignment or pledge of any interest in such entity or in any person, directly or indirectly, controlling such entity or in any general partner or managing member thereof, whether at one time or in a series of related transactions.

(c)                                  Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Indebtedness immediately due and payable upon Borrower’s sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property without Lender’s consent. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property.

(d)                                 Lender’s consent to a sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property or any other action described in this Paragraph 3.4 shall not be deemed to be a waiver of Lender’s right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property or other action made in contravention of this Paragraph 3.4 shall be null and void and of no force and effect.

(e)                                  Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, reasonable attorneys’ fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

(f)                                   Notwithstanding the foregoing, Lender shall permit a one-time sale or transfer of all of the Mortgaged Property (which shall mean for the avoidance of doubt, the CT Property, the NJ Property and the NY Property), provided that:

(i)            no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and remain uncured;

(ii)           the proposed transferee (“Transferee”), the guarantors of Non-Recourse Carveout Obligations, any other guarantor, and the indemnitors of environmental liabilities shall be reputable entities or persons of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Lender;

(iii)          the Transferee and its property manager shall have sufficient experience in the ownership and management of properties similar to the Mortgaged Property, and Lender shall be provided with reasonable evidence thereof (and Lender reserves the right to approve the Transferee without approving the substitution of the property manager);

(iv)          that Lender has received a written request for approval from the Borrower at least forty-five (45) days prior to the proposed transfer (including a description of the proposed terms of the transfer), together with a diagram showing the legal structure of the Transferee, the proposed guarantors of Non-Recourse Carveout Obligations, any other proposed guarantors, and the proposed indemnitors of environmental liabilities and all of the constituent entities of each, after the contemplated transfer, and a list of the names, types of interests and ownership percentages of all persons to have ownership interests in any of the foregoing or any constituent entity thereof, financial statements for all such entities and an administrative fee of $5,000, which shall be deemed fully earned on the date of receipt and shall be retained by Lender regardless of whether or not the transfer occurs and whether or not approval is given;

(v)           Lender and its counsel have received (aa) certification from Borrower and the Transferee that the proposed terms of the transfer described in subparagraph 3.4(f)(iv) are the actual terms of the transfer, (bb) evidence of casualty insurance and other applicable insurance, (cc) all corporate, partnership or other entity documents and (dd) all other certificates, legal opinions, title materials and other documents which Lender may require, all in form and substance satisfactory to Lender, at least thirty (30) days prior to the proposed transfer;

(vi)          Lender be provided satisfactory evidence concerning the effect of any change in the real estate taxes to result from the sale and the effect of such change on the ability of the Mortgaged Property to generate a cash flow sufficient to pay the debt service on the Loan and to maintain a debt service coverage ratio satisfactory to Lender;

(vii)         to the extent applicable, Lender shall have received in writing evidence from the Rating Agencies to the effect that such transfer will not result in a re-qualification, reduction or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction together with such legal opinions as may be requested by the Rating Agencies. The term “Rating Agencies” as used herein shall mean each of Standard & Poor’s Ratings Group, Moody’s Investors Service, Inc., Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. or any other nationally-recognized statistical rating agency who shall then be rating the certificates or securities issued in connection with the Secondary Market Transaction;

(viii)        the Transferee and its constituent entities shall comply with all of the Single Purpose Entity/Separateness requirements set forth in Paragraph 3.8 hereof;

(ix)          the Transferee shall have executed and delivered to Lender an assumption agreement in form and substance acceptable to Lender, evidencing such Transferee’s agreement to abide and be bound by the terms of the Note, this Agreement and the other Loan Documents, together with an executed guaranty of Non-Recourse Carveout Obligations and any other guaranty from an approved guarantor and an executed separate environmental indemnity agreement from an approved indemnitor, both in form and substance acceptable to Mortgage, and such legal opinions and title insurance endorsements as may be reasonably requested by Lender;

(x)           Lender shall have received an assumption fee equal to one percent (1%) of the then unpaid principal balance of the Note (against which the administrative fee shall be credited) in addition to the payment of all costs and expenses incurred by Lender in connection with such assumption (including reasonable attorney’s fees and costs); and

(xi)          the Transferee shall be able to make the representations and warranties set forth in Paragraph 3.7(h) of this Agreement.

In the event all of the foregoing conditions are satisfied and Lender consents to the sale or transfer, Lender agrees to release (aa) the transferor Borrower and the prior guarantors of Non-Recourse Carveout Obligations with respect to matters first arising solely after the transfer, and (bb) the prior indemnitors of environmental liabilities with respect to a presence and/or release which first occurs solely after the transfer; provided, however, the transferor Borrower, the prior guarantors and the prior indemnitors, respectively, shall have the burden of proving that all the conditions in this Paragraph 3.4 (including, without limitation, the time as to which matters described herein arose) were satisfied by clear and convincing evidence and shall continue to defend with counsel satisfactory to Lender and shall indemnify and hold Lender harmless for all matters set forth in Paragraph 3.9 and in the Non-Recourse Carveout Obligations unless and until a court of competent jurisdiction finds that such transferor Borrower, prior guarantors or prior indemnitors, respectively, met such burden.

(g)                                  Notwithstanding the foregoing, as long as all of the Internal Transfer Conditions (as defined below) are satisfied prior to any of the following transfers, it shall not be a default hereunder for any member of Borrower to transfer ownership interests in Borrower (which, for the avoidance of doubt, shall mean each and every Borrower) (x) to another member who is listed on Schedule 2.2 as a member of Borrower, (y) to a Family Member (as defined below) of the transferring member, or (z) to a conservator pursuant to court order upon disability of such transferring member (collectively, the “Internal Transfers”).

(i)                                     The term “Internal Transfer Conditions” shall mean that all of the following are satisfied:

(1)           No Event of Default or event which, with the passage of time or giving of notice, or both, would constitute an Event of Default, shall have occurred under the Loan Documents;

(2)           The description of Borrower and all constituent entities and the list of names, types of interests and percentages thereof of all persons having ownership interests in Borrower and in such entities as set forth in Schedule 2.2 hereof shall have been accurate and complete and shall be and remain accurate and complete as of the date of any such proposed Transfer;

(3)           No such transfer (or series of transfers) of interest, after taking into account any prior transfers pursuant to this Section, whether to the proposed transferee or otherwise, shall result in the proposed transferee, an Affiliate (as defined below) of such transferee and a Family Member of such transferee owning, whether directly or indirectly, more than 49% of the ownership interest in Borrower;

(4)           No such transfer of interest shall result in a change of control of Borrower or a change in the control of the day to day operation of the Mortgaged Property, and Jeffrey D. Ravetz, Louis E. Sheinker and/or Paul Cooper shall continue to own at least 20% direct or indirect ownership interests in Borrower, and shall continue to control Borrower and the day to day operations of the Mortgaged Property;

(5)           Without limiting the foregoing, no such transfer, either singly or in the aggregate with other transfers, will result in a violation of the special purpose entity provisions of the Loan Documents or Borrower’s organizational documents as set forth in Section 3.8 below;

(6)           Borrower shall have provided to Lender prior written notice of any such transfer together with information in the form of completed Exhibits B and C of the Commitment for the proposed transferee and a diagram showing the structure of the Borrower and all of its constituent entities after the contemplated transfer and a list of the names, types of interest and percentages of ownership of all owners of interests in the Borrower and any constituent entities after such transfer;

(7)           Borrower shall pay to Lender an administrative fee of $5,000.00 for the costs incurred by Lender to review the proposed transfer, which shall be deemed fully earned upon receipt; and

(8)           Borrower shall pay all fees and costs in connection with any such transfer, including, without limitation, Lender’s attorneys’ fees.

(ii)                                  Definitions: the following terms shall have the meanings indicated: (aa) Family Member of an individual member shall mean such individual’s immediate family member (spouse, brothers and sisters, whether by the whole or half blood, and ancestors or direct lineal descendants by birth or adoption), and/or any (i) trusts for the benefit of any immediate family member, (ii) partnership in which an immediate family member is a general partner, (iii) limited partnership in which an immediate family member is a general partner, (iv) limited liability company in which an immediate family member is a managing member, or (v) corporation in which an immediate family member is an officer, director, or controlling (as defined below) shareholder.

(bb)         The term “control” or “controlling” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities or other interests, by contract or otherwise.

(cc)         “Affiliate” shall mean in the case of a corporate borrower, any person or entity other than the special purpose, bankruptcy remote corporation serving as the borrower (the “Corporation”), (i) which owns beneficially, directly or indirectly, any outstanding shares of the Corporation’s stock, or (ii) which controls or is under common control with the Corporation. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

(dd)         “Affiliate” shall mean in the case of a corporate general partner of a limited partnership borrower (the “Partnership”), any person or entity other than the special purpose, bankruptcy remote corporate general partner of the Partnership (the “Corporation”), (i) which owns beneficially, directly or indirectly, any outstanding shares of the Corporation’s stock or any partnership interest in the Partnership, or (ii) which controls or is under common control with the Corporation or the Partnership. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

(ee)         “Affiliate” shall mean in the case of a corporate member of a limited liability company borrower (“LLC”), any person or entity other than the special purpose, bankruptcy remote corporation serving as a member of the LLC (the “Corporation”), (i) which owns beneficially, directly or indirectly, any outstanding shares of the Corporation’s stock or any membership interest in the LLC, or (ii) which controls or is under common control with the Corporation or the LLC. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

(h)                                 Notwithstanding the foregoing, as long as all of the TIC Conditions (as defined foregoing below) have been satisfied, it shall not be a default under the Loan Documents, or constitute a one time transfer under 3.4(f), for any individual Original Borrower (as defined below) to transfer its interest in an Individual Property to two or more Permitted TICs (as defined below) (singly, a “Permitted TIC Transfer” and collectively, “Permitted TIC Transfers”).

(i)                                     In addition to the foregoing requirements, Borrower covenants and agrees that any and all Permitted TICs shall be subject to, and shall comply with and perform the following covenants:

(1)           All TICs shall execute a TIC Agreement which shall be acceptable in form and substance to Lender, and a copy of the fully executed TIC Agreement in the form approved by Lender shall be delivered to Lender promptly after execution. No amendment, modification, restatement or supplement of any such TIC Agreement shall be made unless in writing and with the prior written approval of Lender.

(2)           An Approved Manager shall manage each Individual Property owned by a Permitted TIC, throughout the term of the Loan. Such management shall be pursuant to a management agreement in form and substance reasonably satisfactory to Lender and shall be subject and subordinate in time and in right to the Loan Documents.

(ii)                                  Definitions: The following terms shall have the meanings indicated:

(1)           “Administrative Fee” shall mean an administrative fee equal to $5,000 unless another administrative fee is expressly referenced, which fee in each case shall be deemed fully earned upon receipt.

(2)           “Approved Manager” shall mean a property management company with experience, reputation and financial strength to manage the Individual Property owned by a Permitted TIC which is reasonably satisfactory to Lender and meets the Management Requirements.

(3)           “Management Requirements” shall mean that (a) Jeffrey D. Ravetz, Louis E. Sheinker, Paul Cooper and/or Jeffrey Wu shall own at least 51% of the Approved Manager pursuant to a management agreement reasonably satisfactory to Lender and shall control the day-to-day operations of such Approved Manager and (b) such Approved Manager manages the day-to-day operations of the Individual Property owned by the Permitted TIC (not shared with any other person or entity except Borrower and a tenant in occupancy under a Lease at the Individual Property).

(4)           “Outside Transfer Date” shall mean the date which is 96 months after the Closing Date.

(5)           “Original Borrower” shall mean the Borrower named in this Agreement which owns the Individual Property to be transferred to the Permitted TIC, and which serves as the initial Borrower under the Loan Documents.

(6)           “Ownership and Control Requirements” shall mean that Jeffrey D. Ravetz, Louis E. Sheinker, Paul Cooper and/or Jeffrey Wu shall maintain control and Jeffrey D. Ravetz, Louis E. Sheinker, Paul Cooper and/or Jeffrey Wu shall, directly or indirectly own at least 98% of the Mortgaged Property.

(7)           “TIC” — shall mean ownership of Property by two or more Persons as tenants in common.

(8)           “Permitted TIC” shall mean an entity which:

(aa)      has been approved by Lender with respect to its reputation, creditworthiness and financial worth (including without limitation the absence of any bankruptcy or insolvency filings by, judgments against or litigation filed by or against the owner of the Permitted TIC);

(bb)      is a limited liability company formed under the laws of the State of Delaware which:

(A)        meets the requirement of Condition 5(c) of Exhibit A of the Commitment with respect to such entity;

(B)        has a single owner consisting of a person or entity;

(C)        meets the TIC Bankruptcy Remoteness Requirements (as defined below);

(cc)       is and remains a tenant-in-common only with other Permitted TICs; and

(dd)      enters into a TIC Agreement in a form acceptable to Lender.

(9)        “TIC Agreement” shall mean a tenancy-in-common agreement approved in form and in substance by Lender, which shall include without limitation terms:

(aa)      governing which of the TICs has rights:

(A)        to manage and operate the Individual Property owned by the TICs;

(B)        make binding decisions with respect to the Individual Property owned by the TICs;

(C)        to enter into agreements for, and with respect to, the Individual Property owned by the TICs;

(D)                        to act on behalf of, or bind other, tenants-in-common; and

(E)        to receive notice under the Loan Documents;

(bb)      requiring the TICs (A) to purchase the interests of any tenant-in-common who has filed for bankruptcy under the applicable provisions of the Bankruptcy Code, as amended or (B) to agree that such right is waived for the term of the Loan upon written notice from Lender that one of the Rating Agencies has requested or required such waiver;

(cc)         allocating among the tenants-in-common the obligations to pay the expenses of the Individual Property owned by the TICs (other than payments under the Loan Documents, the obligation for which shall be joint and several);

(dd)         subjecting and subordinating to the Loan Documents, the TIC Agreements and all other documents establishing and governing the TIC, including without limitation any rights of any of the TICs to purchase or sell the Individual Property owned by the TICs or interests in the Individual Property owned by the TICs and waiving any such rights upon an exercise of remedies by Lender under the Loan Documents and agreeing not to seek enforcement of any such rights during the term without the consent of Lender as expressly provided in this Section;

(ee)         waiving the rights of each TIC under statute, common law, contract or otherwise to partition the Security; and

(ff)          prohibiting the transfer of a TIC interest within thirty (30) days prior to the anticipated date of [any transfer of an Individual Property to said TIC.]

(10)      “TIC Bankruptcy Remoteness Requirements” shall mean a Permitted TIC which in addition:

(aa)         has a non-member manager which is an SPE Corporation;

(bb)         meets the requirements of Section 3.8 hereof; and

(cc)         otherwise meets the requirements of Lender to satisfy the requirements of the Rating Agencies relating to SPE, which shall include without limitation:

(A)          inclusion within the organizational documents of each TIC of provisions for a springing member in certain instances in which the sole member is no longer the member of such TIC;

(B)          management of such non-member manager by a board of directors at least two of which are independent directors as defined by Lender; and

(C)          furnishing to Lender of the applicable non-consolidation opinion and opinions under Delaware law in form and substance acceptable to Lender and rendered by a law firm based in Delaware acceptable to Lender in its sole discretion.

(iii)                               TIC Conditions shall mean that all of the following are satisfied:

(1)                                 No event of default under the Loan Documents or event which with the giving of notice or passage of time would constitute an event of default has occurred and remains uncured.

(2)        There shall be no more than six (6) owners of an Individual Property and included in such calculation shall be all owners of the Individual Property.

(3)        All Permitted TIC Transfers must be completed on or before the Outside Transfer Date.

(4)        Each Permitted TIC Transfer must be to a Permitted TIC.

(5)        Each Permitted TIC must invest an equity amount of not less than the greater of (x) $500,000 and (y) two percent (2%) of the original principal balance of the Loan to purchase its TIC interest in the Individual Property.

(6)         Original Borrower shall have delivered to Lender, thirty (30) days prior to each Permitted TIC Transfer:

(aa)      Prior written notice of each Permitted TIC Transfer;

(bb)      A list of the names of (x) all owners of interests in the Individual Property and their percentages of ownership interests; and (y) a description of the ownership, management and control of all entities (e.g., corporations, limited partnerships, limited liability companies) that are owners of all interests in the Individual Property, all effective after the contemplated Permitted TIC Transfer;

(cc)       Organizational documents, financial statements, credit reports, tax identification numbers and federal, state and local tax returns of the owner of each proposed Permitted TIC, as Lender may reasonably require;

(dd)      Copies of all documents and instruments evidencing each Permitted TIC Transfer, which documents and instruments must evidence that such Permitted TIC Transfer is a bona fide, arms-length transfer of ownership interests in the Individual Property;

(ee)      Evidence of casualty and other applicable insurance required under the Loan Documents; and

(ff)       The Administrative Fee for each proposed transfer.

(7)         Each Permitted TIC must become and remain bound under the Loan Documents, jointly and severally with all Borrowers and all other Permitted TICs. Additionally, each Permitted TIC must sign, and cause to be recorded among the Land Records, such documents and agreements as Lender or its counsel may direct, including but not limited to an assumption agreement in form and substance satisfactory to Lender (the “Assumption Agreement”). Each Assumption Agreement shall:

(aa)      be signed also by the Original Borrower, each Guarantor, each Indemnitor and each other person designated by Lender;

(bb)         provide, inter alia, that each transferee assumes joint and several liability of all of Borrower’s obligations under the Loan Documents with all other persons or entities comprising Borrower; and

(cc)         provide that each Guarantor and Indemnitor ratifies and confirms its obligations under each applicable Guaranty and/or Indemnity.

(8)     Following each Permitted TIC Transfer, the Original Borrower and the Permitted TICs remain the owners of all of the direct ownership interests in the Security.

(9)     After a Permitted TIC Transfer occurs, no owner of any interest in the Individual Property transferred to the Permitted TIC (excluding the Original Borrower and Jeffery Wu or any entity owned by him) shall own, directly or indirectly, more than forty-nine percent (49%) of the ownership interests in the Security.

(10)   The Ownership and Control Requirements and Management Requirements continue to be satisfied.

(11)   Borrower shall cause legal counsel satisfactory to Lender and admitted to practice in the applicable jurisdictions to issue and deliver legal opinions, in form and substance satisfactory to Lender and its counsel, concerning each Permitted TIC Transfer, covering authorization, execution, delivery and enforceability of the Loan Documents, each related TIC Agreement, each related Assumption Agreement and each other document and agreement evidencing each Permitted TIC Transfer, and covering such other issues as Lender may require (including without limitation the enforceability of the waiver of rights of partition).

(12)   All UCC financing statements or amendments required by Lender in connection with each Permitted TIC Transfer shall be filed in all filing offices designated by Lender;

(13)    Lender must receive a title endorsement, reasonably acceptable to Lender, modifying Lender’s title insurance policy insuring the Loan Documents (the “Title Policy”) which:

(aa)        amends the effective date of the Title Policy to the date and time of the recordation of the Assumption Agreement;

(bb)        insures that there are no additional exceptions on Schedule B, Part I of Title Policy other than those exceptions appearing on Schedule B, Part I of the Title Policy as of the original effective date of the Title Policy and any additional exceptions that are satisfactory to Lender in its sole and absolute discretion; and

(cc)        insures that upon such Permitted TIC Transfer, the Permitted TIC is an owner of the Individual Property as a tenant in common and a Borrower under the insured mortgage, together with the other Permitted TICs, pursuant to and in accordance with the TIC Agreement and the Assumption Agreement;

(14)   No such transfer shall occur within thirty (30) days of the anticipated date of a [transfer of the Individual Property involved].

(15)   No agreement, certificate or other document required to be delivered under this Subsection may be executed pursuant to a power of attorney.

(16)   Upon the closing of a Permitted TIC Transfer, Borrower shall provide Lender with a diagram showing the structure of Borrower and each Permitted TIC and any constituent entity thereof owning an interest in the Security after the Permitted TIC Transfer.

(17)   In addition to the Administrative Fee, Borrower shall be responsible for all fees, charges, costs and expenses attributable to or related to any and all Permitted TIC Transfers and proposed Permitted TIC Transfers, including, without limitation, Lender’s outside and in-house attorneys’ fees, whether or not any such Permitted TIC Transfer is approved by Lender or is consummated.

(18)   Jeffrey Wu shall be added as a Guarantor and Indemnitor with respect to all three Loans, and shall execute and deliver Guaranty Agreements and Environmental Indemnities for each of the three Loans.

(i)         Borrower has not incurred and will not incur any Debt or indebtedness, secured or unsecured, other than the Loan. Notwithstanding the foregoing, (i) Borrower may incur in the ordinary course of business current unsecured (including, without limitation, not secured by the Mortgaged Property or any portion thereof or interests therein or by interest in the Mortgagor or any constituent entity thereof) trade payables to vendors and suppliers of services to the Mortgaged Property and other similar unsecured current short-term payment obligations, in reasonable and customary amounts consistent with the routine operating expenses and payment cycles of an industrial building (all of which payables or payment obligations shall not be accompanied by any rights to control or obtain control of Borrower any constituent entity of Borrower) and (ii) Lender shall not unreasonably withhold consent to any request by Borrower to maintain an unsecured line of credit obtained to accomplish reasonable and customary general repair and maintenance of the Mortgaged Property, provided that (aa) Borrower demonstrates to Lender’s satisfaction that the cost of such repairs exceeds available current cash flow, (bb) the amount of such indebtedness, combined with the outstanding balance of the Loan, does not exceed 75% of the value of the Mortgaged Property, as reasonably determined by Lender in a manner consistent with its underwriting standards and procedures then in effect, (cc) Borrower pays Lender a reasonable administrative fee not to exceed $5,000.00, (d) the original Borrower remains the owner of the Mortgaged Property, and (ee) no uncured Default or Event of Default exists under the Loan Documents.”

Further notwithstanding the foregoing, Borrower may incur unsecured debt from a member or members of the Wu/Lighthouse Portfolio L.L.C. in an amount not to exceed one quarter of one percent (.25%) of the then outstanding principal balance of the Loan as determined by Lender. Any such unsecured debt shall be disclosed on all financial statements and reports provided to Lender on a quarterly basis. Borrower agrees that any such unsecured debt shall in no event become a lien on the Mortgaged Property or any of the Individual Properties.

Borrower shall disclose the terms of such unsecured debt to Lender prior to incurring such debt, and agrees that any and all payments of such unsecured debt by and among the partners shall only be made after any and all payments due to Lender are fully satisfied. No indebtedness other than the Loan may be secured (subordinate or pari passu) by the Mortgaged Property, or any portion thereof, or by interests in the Borrower or any constituent entity thereof.

3.5                       Books and Records.

(a)                                 Borrower will maintain full, accurate and complete books of accounts and other records reflecting the results of the operations of the Mortgaged Property as well as its other operations and will furnish, or cause to be furnished, to Lender the following:

(i)            within one hundred twenty (120) days after the end of each fiscal year, the Borrower will furnish to Lender, a statement of Borrower’s financial condition, including a balance sheet and profit and loss statement, and a statement of annual income and expenses satisfactory in form and substance to Lender in connection with the operation of the Mortgaged Property, in accordance with GAAP (as defined below) and otherwise in detail satisfactory to Lender, prepared by, audited and certified by a certified public accountant who is a member of the American Institute of Certified Public Accountants and, in addition, within forty-five (45) days after the end of each fiscal quarter of Borrower, Borrower shall provide the above information except that it may be prepared and certified by the financial officer of Borrower who is responsible for the preparation of such annual financial statements.

(ii)           accompanying the submission of the certified statements of annual and quarterly, if applicable, income and expenses, when the Mortgaged Property is office, retail or industrial property, shall be a certified current rent roll, which shall include, among other things, tenant names, lease commencement and expiration dates, square footage, annual rent, annual operating expense and real estate tax contributions, a statement as to whether or not there are any purchase options and/or co-tenancy requirements, and any and all other fees paid by tenants and security deposits currently held.

(iii)          accompanying the submission of the certified statements of annual and quarterly income and expenses shall be such additional financial information as Lender shall reasonably require.

(iv)          The foregoing provisions of this subparagraph (a) to the contrary notwithstanding, Lender shall accept statements of annual income and expenses prepared and certified by (aa) the Borrower, (bb) the Borrower’s accountant or (cc) a financial officer of the Borrower entity and one or more of (w) Jeffrey D. Ravetz, (x) Louis E. Sheinker, (y) Paul Cooper or (d) Jeffrey Wu, provided that the statement certified by a certified public accountant is not available and there has not been a default by the Borrower in the performance of any of its obligations under the Loan Documents.

(b)                                 Lender shall have the right, upon five (5) days’ prior notice to Borrower, to inspect and make copies of Borrower’s books and records and income tax returns and notices.

(c)                                  In the event of a Secondary Market Transaction, Borrower shall furnish from time to time such information relating to Borrower and the Mortgaged Property as shall be requested by the Rating Agencies.

(d)                                 If any of the materials described in Paragraph 3.5(a) and (b) that are required to be delivered to Lender is not timely delivered, Borrower shall promptly pay to Lender, as a late charge, the sum of $500 per item. In addition, Borrower shall promptly pay to Lender an additional late charge of $500 per item for each full month during which such item remains undelivered following written notice from Lender. Borrower acknowledges that Lender will incur additional expenses as a result of any such late deliveries, which expenses would be impracticable to quantify, and that Borrower’s payments under this Paragraph are a reasonable estimate of such expenses.

3.6                               Performance of Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by such Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

3.7                               Representations and Covenants Concerning Loan. Borrower represents, warrants and covenants as follows:

(a)                                 The Note, this Agreement and the other Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Note, this Agreement and the other Loan Documents, or the exercise of any right thereunder, render this Agreement unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

(b)                                 All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required for the legal use, occupancy of the Mortgaged Property, have been obtained and are in full force and effect. The Mortgaged Property is free of material damage and is in good repair, and there is no proceeding pending for the total or partial condemnation of, or affecting, the Mortgaged Property.

(c)                                  Except as specifically shown on a survey of an Individual Property accepted and approved by Lender, all of the Improvements which were included in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property, and no easements or other encumbrances upon the Land encroach upon any of the Improvements, so as to affect the value or marketability of the Mortgaged Property except those which are insured against by title insurance. All of the Improvements comply with all requirements of applicable zoning and subdivision laws and ordinances in all material respects.

(d)                                 The Mortgaged Property is not subject to any Leases other than the Leases described in the rent roll delivered to Lender in connection with this Agreement. No person has any possessory interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of the Leases. Except as otherwise disclosed in writing to Lender, the current Leases are in full force and effect and there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder. Except as otherwise disclosed in writing to Lender, all presently existing Leases are subordinate to the Mortgage.

(e)                                  The Mortgaged Property and the Lease are in compliance with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Mortgaged Property.

(f)                                   There has not been and shall never be committed by Borrower or any other person in occupancy of or involved with the operation or use of the Mortgaged Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Mortgaged Property or any part thereof or any monies paid in performance of Borrower’s obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

(g)                                  The Management Agreement dated                , 2008 (the “Management Agreement”) between Borrower and Lighthouse Real Estate Management, LLC (“Manager”) pursuant to which Manager operates the Mortgaged Property (a true, correct and complete copy of which has been delivered to Lender) is in full force and effect and there is no default or violation by any party thereunder. The fee due under the Management Agreement, and the terms and provisions of the Management Agreement, are subordinate to this Agreement and the Manager shall attorn to Lender. Borrower shall not terminate, cancel, modify, renew or extend the Management Agreement, or enter into any agreement relating to the management or operation of the Mortgaged Property with Manager or any other party without the express written consent of Lender, which consent shall not be unreasonably withheld. If at any time Lender consents to the appointment of a new manager, such new manager and Borrower shall, as a condition of Lender’s consent, execute a Manager’s Consent and Subordination of Management Agreement in the form then used by Lender.

The Management Agreement dated                  , 2008 (the “Sub-Management Agreement”) between Manager and CB Richard Ellis, Inc. (“Sub-Manager”) pursuant to which Sub-Manager will handle certain aspects of the management of the Mortgaged Property (a true, correct and complete copy of which has been delivered to Mortgagee) is in full force and effect and there is no default or violation by any party thereunder. The fee due under the Sub-Management Agreement, and the terms and provisions of the Sub-Management Agreement, are subordinate to this Mortgage and the Sub-Manager shall attorn to Mortgagee. Mortgagor shall not permit the termination, cancellation, modification, renewal or extension of the Sub-Management Agreement, or permit Manager to enter into any agreement relating to the sub-management of the Mortgaged Property with any other party without the express written consent of Mortgagee, which consent shall not be unreasonably withheld. If at any time Mortgagee consents to the appointment of a new sub-manager, such new sub-manager and Mortgagor shall, as a condition of Mortgagee’s consent, execute a Sub-Manager’s Consent and Subordination of Sub-Management Agreement in the form then used by Mortgagee.

(h)                         Improper Financial Transactions.

(i)                                    Borrower is, and shall remain at all times, in full compliance with all applicable laws and regulations of the United States of America that prohibit, regulate or restrict financial transactions, and any amendments or successors thereto and any applicable regulations promulgated thereunder (collectively, the “Financial Control Laws”), including but not limited to those related to money laundering offenses and related compliance and reporting requirements (including any money laundering offenses prohibited under the Money Laundering Control Act, 18 U.S.C. Sections 1956, 1957 and the Bank Secrecy Act, 31 U.S.C. Sections 5311 et seq.) and the Foreign Assets Control Regulations, 31 C.F.R. Section 500 et seq.

(ii)                                 Borrower represents and warrants that: (i) Borrower is not a Barred Person (hereinafter defined); (ii) Borrower is not owned or controlled, directly or indirectly, by any Barred Person; and (iii) Borrower is not acting, directly or indirectly, for or on behalf of any Barred Person.

(iii)                              Borrower represents and warrants that it understands and has been advised by legal counsel on the requirements of the Financial Control Laws.

(iv)                             Under any provision of this Agreement or any of the other Loan Documents where the Lender shall have the right to approve or consent to any particular action, including without limitation any (i) sale, transfer, assignment of the Mortgaged Property or of any direct or indirect ownership interest in Borrower, (ii) leasing of the Mortgaged Property, or any portion thereof, or (iii) incurring of additional financing secured by Mortgaged Property, or any portion thereof or by any direct of indirect ownership interest in the Borrower, Lender shall have the right to withhold such approval or consent, in its sole discretion, if the granting of such approval or consent could be construed as a violation of any of the Financial Control Laws.

(v)                                Borrower covenants and agrees that it will upon request provide Lender with (or cooperate with Lender in obtaining) information required by Lender for purposes of complying with any Financial Control Laws.

As used in this Agreement, the term “Barred Person” shall mean (i) any person, group or entity named as a “Specially Designated National and Blocked Person” or as a person who commits, threatens to commit, supports, or is associated with terrorism as designated by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), (ii) any person, group or entity named in the lists maintained by the United States Department of Commerce (Denied Persons and Entities), (iii) any government or citizen of any country that is subject to a United States Embargo identified in regulations promulgated by OFAC and (iv) any person, group or entity named as a denied or blocked person or terrorist in any other list maintained by any agency of the United States government.

3.8                               Single Purpose Entity/Separateness. Borrower represents, warrants and covenants as follows:

(a)                                 The purpose for which each Borrower is organized shall be limited solely to (A) owning, holding, selling, leasing, transferring, exchanging, operating and managing such Borrower’s Individual Property, (B) entering into the Loan with the Lender, (C) refinancing the Mortgaged Property in connection with a permitted repayment of the Loan, and (D) transacting any and all lawful business for which a limited liability company may be organized under its constitutive law that is incident, necessary and appropriate to accomplish the foregoing.

(b)                                 Each Borrower has not owned, does not own and will not own any asset or property other than (i) its Individual Property, and (ii) incidental personal property necessary for and used in connection with the ownership or operation of such Individual Property.

(c)                                  Each Borrower has not engaged, and will not engage, in any business other than the ownership, management and operation of its Individual Property.

(d)                                 Each Borrower has not entered, and will not enter, into any contract or agreement with any affiliate of such Borrower, any constituent party of such Borrower, any owner of the Borrower, the Guarantors (as hereinafter defined) or any affiliate or any constituent party of Guarantor, except upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties not affiliated with such Borrower or any constituent party of such Borrower or any owner of such Borrower.

(e)                                  Each Borrower has not incurred and will not incur any indebtedness, secured or unsecured, other than the Loan and debt permitted under Section 3.4(i) above. Other than the Loan, no indebtedness may be secured (subordinate or pari passu) by the Mortgaged Property, or any portion thereof, or by interests in the Borrower or any constituent entity thereof, or by any other Property of Borrowers.

(f)                                   Each Borrower has not made and will not make any loans or advances to any entity or person (including any affiliate or any constituent party of such Borrower or any owner of such Borrower, or any Guarantor or any affiliate or any constituent party of Guarantor), and shall not acquire obligations or securities of its affiliates or any constituent party .

(g)                                  Each Borrower is and will remain solvent and each Borrower has paid and will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same have or shall become due.

(h)                                 Each Borrower has done or caused to be done and will do all things necessary to observe organizational formalities and preserve its existence, and each Borrower has not and will not, nor will each Borrower permit any constituent party of such Borrower or any owner of such Borrower or any Guarantor to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, operating agreement, trust or other organizational documents of such Borrower or such constituent party or Guarantor without the written consent of Lender.

(i)                                     Each Borrower has maintained and will maintain all of its books, records, financial statements and bank accounts separate from those of its affiliates and any constituent party. Each Borrower’s assets have not been, and will not be, listed as assets on the financial statement of any other entity. Each Borrower has maintained and will maintain separate financial statements showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person; provided however that such Borrower’s assets may be included in a consolidated financial statement of its affiliate if required to comply with the requirements of generally accepted accounting principles (“GAAP”), provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of such Borrower from such affiliate and to indicate that such Borrower’s assets and credit are not available to satisfy the debts and other obligations of such affiliate or any other Person and (ii) such assets shall also be listed on such Borrower’s own separate balance sheet. Each Borrower has filed and will file its own tax returns and has not and will not file a consolidated federal income tax return with any other entity except to the extent required to file consolidated tax returns by law. Each Borrower has maintained and shall maintain its books, records, resolutions and agreements as official records.

(j)                                    Each Borrower has been, and will be, and at all times has held and will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Borrower, any constituent party of Borrower, any Guarantor or any affiliate or any constituent party of Guarantor), has corrected and shall correct any known misunderstanding regarding its status as a separate entity, has conducted and shall conduct business in its own name, has not identified, and shall not identify, itself or any of its affiliates as a division or part of the other and has maintained and shall maintain and utilize separate telephone numbers, stationery, invoices and checks.

(k)                                 Each Borrower has maintained and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

(l)                                     Neither each Borrower nor any constituent party thereof has sought or will seek the dissolution, winding up, liquidation, consolidation or merger, in whole or in part, or the sale of material assets of such Borrower.

(m)                             Each Borrower has not commingled and will not commingle the funds and other assets of such Borrower with those of any affiliate or any constituent party of such Borrower or any owner of such Borrower, any Guarantor, or any affiliate or any constituent party of Guarantor, or any other person, and will not participate in a cash management system with any such party.

(n)                                 Borrower has not commingled and will not commingle its assets with those of any other person or entity and will hold all of its assets in its own name.

(o)                                 Each Borrower has not guaranteed and will not guarantee or become obligated for the debts of any other entity or person and has not, does not and will not hold itself out as being responsible for the debts or obligations of any other person, except as a co-obligor with respect to the Loan.

(p)                                 Borrower has and will at all times comply with all of the terms and provisions contained in its organizational documents and with each of the representations, warranties and covenants contained in this Paragraph 3.8.

(q)                                 Borrower shall at all times cause there to be at least one duly appointed natural person to act as independent director (an “Independent Director”) of Borrower pursuant to the terms of the Limited Liability Company Agreement of Borrower approved by Lender, in each case reasonably satisfactory to Lender who is not at the time of initial appointment, and has not been at any time during the preceding five (5) years: (a) stockholder, director, officer, employee, partner, attorney or counsel of the Borrower or any affiliate of Borrower; (b) a customer, supplier or other person who derives more than ten percent (10%) of its purchases or revenues from its activities with the Borrower or any affiliate of Borrower; (c) a person or other entity controlling or under common control with any such stockholder, partner, customer, supplier or other person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person. As used herein, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise.

(r)                                    Borrower shall not, without the prior unanimous written consent of the member of Borrower and all Independent Directors of Borrower, take any Material Action (as defined below); provided that such member may not vote on or authorize the taking of any Material Action unless there is at least one Independent Director then serving in such capacity.

(s)                                   Each Borrower has allocated and shall allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including paying for office space and services performed by any employee of an affiliate.

(t)                                    The stationery, invoices and checks utilized by each Borrower or utilized to collect its funds or pay its expenses has born and shall bear its own name and has not born, and shall not bear the name of any other entity, unless such entity is clearly designated as being Borrower’s agent.

(u)                                 Each Borrower has not pledged and shall not pledge its assets for the benefit of any other person or entity, and other than with respect to the Loan, except as a co-obligor with respect to the Loan.

(v)                                 Each Borrower has maintained and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other Person.

3.9                               Hazardous Materials

(a)                                 Borrower represents and warrants that: (i) based on Borrower’s actual knowledge and except as disclosed in the environmental reports listed on Schedule 3.9 (the “Environmental Reports”), the Mortgaged Property is now and at all times during Borrower’s ownership thereof has been free of contamination from any petroleum product and all hazardous or toxic substances, wastes or substances, any substances which because of their quantitative concentration, chemical, radioactive, flammable, explosive, infectious or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any asbestos (whether or not friable) and any asbestos-containing materials, Mold (defined as the presence of any form of (aa) multicellular fungi that live on plant or animal matter and an indoor environment (including without limitation Cladosporium, Penicillium, Alternaria, Aspergillus, Fusarium, Trichoderma, Memnoniella, Mucor, and Stachybotrys chartarum (SC) often found in water damaged building materials), (bb) spores, scents or byproducts produced or released by fungi, including mycotoxins and (cc) microbial matter which reproduces through mold, mildew and viruses, whether or not such microbial matter is living (collectively “Mold”)), waste oils, solvents and chlorinated oils, polychlorinated biphenyls (PCBs), toxic metals, etchants, pickling and plating wastes, explosives, reactive metals and compounds, pesticides, herbicides, radon gas, urea formaldehyde foam insulation and chemical, biological and radioactive wastes, or any other similar materials or any hazardous or toxic wastes or substances which are included under or regulated by any federal, state or local law, rule or regulation (whether now existing or hereafter enacted or promulgated, as they may be amended from time to time) pertaining to environmental regulations, contamination, clean-up or disclosures, and any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments (“Hazardous Materials”), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. section 9601 et seq. (“CERCLA”); The Federal Resource Conservation and Recovery Act, 42 U.S.C. section 6901 et seq. (“RCRA”); Superfund Amendments and Reauthorization Act of 1986, Public Law No. 99-499 (“SARA”); Toxic Substances Control Act, 15 U.S.C. section 2601 et seq. (“TSCA”); the Hazardous Materials Transportation Act, 49 U.S.C. section 1801 et seq.; any laws of the States of New Jersey, Connecticut or New York, or ordinances of any city or town in such states where any Mortgaged Property is located, pertaining to protection of health or the environment or to any Hazardous Materials, and any other state superlien or environmental clean-up or disclosure statutes (all such laws, rules and regulations, as the same may be amended from time to time, being referred to collectively as “Environmental Laws”), (ii) Borrower has not caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Hazardous Materials onto any property adjoining the Mortgaged Property, (iii) Borrower has not received any complaint, notice, letter, or other communication from occupants, tenants, guests, employees, licensees or any other person regarding odors, poor indoor quality, Mold, or any activity, condition, event or omission that causes or facilitates the growth of Mold and Borrower further represents to the best of its knowledge that no Mold or any activity, condition, event or omission that causes or facilitates the growth of Mold exists at the property, and (iv) based on Borrower’s actual knowledge and except as set forth in the Environmental Reports neither the Borrower nor any tenant or occupant of all or part of the Mortgaged Property has been, and neither Borrower nor any tenant or occupant of all or any part of the Mortgaged Property is now, involved in operations at the Mortgaged Property which could lead to liability for Borrower or any other owner of the Mortgaged Property or the imposition of a lien on the Mortgaged Property under any Environmental Law.

(b)                                 At its sole cost and expense, Borrower shall comply with and shall cause all tenants and other occupants of the Mortgaged Property to comply with the Transfer Act (as defined below) and Section 3.10, ISRA (as defined below) and with all Environmental Laws now in effect or hereafter enacted with respect to the discharge, generation, removal, transportation, storage and handling of Hazardous Materials.

Borrower shall promptly notify Lender if Borrower shall become aware of any Hazardous Materials on or near the Mortgaged Property and/or if Borrower shall become aware that the Mortgaged Property is in direct or indirect violation of any Environmental Laws and/or if Borrower shall become aware of any condition on or near the Mortgaged Property which shall pose a threat to the health, safety or welfare of humans. Borrower shall promptly remove all Hazardous Materials from the Mortgaged Property, such removal to be performed in accordance with all applicable federal, state and local laws, statutes, rules and regulations. Borrower shall pay immediately when due the cost of removal of any Hazardous Materials and shall keep the Mortgaged Property free of any lien imposed pursuant to any Environmental Laws now in effect or hereinafter enacted.

(c)                                  Borrower grants Lender and its employees and agents an irrevocable and non-exclusive license, subject to the rights of tenants, to enter the Mortgaged Property to monitor compliance with the Transfer Act and Section 3.10 and ISRA and the Remediation Agreement (as defined below) and to conduct testing and to remove any Hazardous Materials, and the costs of such testing and removal shall immediately become due to Lender and shall be secured by this Agreement. Borrower, promptly upon the request of Lender, from time to time, shall provide Lender with an environmental site assessment or environmental audit report, or an update of such an assessment or report all in scope, form and content satisfactory to Lender. Borrower shall maintain the integrity of all storage tanks and drums on or under the Mortgaged Property during the term of the Loan in compliance with all Environmental Laws now in effect or hereafter enacted. Borrower shall follow an operation and maintenance program with respect to all storage tanks and drums on or under the Mortgaged Property, which program has been approved in writing by Lender.

(d)                                 Borrower shall indemnify Lender and hold Lender harmless from and against all liability, loss, cost, damage and expense (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims) that Lender may incur as a result of or in connection with the assertion against Lender (whether as past or present holder of this Agreement, as Lender in possession or as past or present owner of the Mortgaged Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure) of any claim relating to the presence and/or release, threatened release, storage, disposal, generating or removal of any Hazardous Materials or compliance with any Environmental Laws now in effect or hereinafter enacted, including, without limitation, any violation of the Transfer Act or Section 3.10 or ISRA or the Remediation Agreement. The obligations and liabilities of Borrower under this Paragraph 3.9 shall survive full payment of the Loan, entry of a judgment of foreclosure or acceptance of a deed in lieu of foreclosure or any subsequent transfer to a third party. It is understood that the presence and/or release of substances referred to in this section hereof does not pertain to a presence and/or release which first occurs solely after (A) repayment of the Loan in full in accordance with the Loan Documents or (B) acquisition of title to the Property by Lender upon a foreclosure or acceptance of a deed in lieu of foreclosure and surrender of possession and occupancy of the Property by Borrower, its agents, affiliates, employees and independent contractors. Borrower shall have the burden of proving that the conditions in subsection (d) were satisfied by clear and convincing evidence and shall continue to defend with counsel satisfactory to Lender and shall indemnify and hold Lender harmless for all matters set forth in this Paragraph 3.9, unless and until a court of competent jurisdiction finds that Borrower has met such burden.

(e)                                  Nothing contained herein shall constitute or be construed as a waiver of any statutory or judicial federal, state or local law which may provide rights or remedies to Lender against Borrower or others in connection with any claim relating to the Mortgaged Property and pertaining to the presence and/or release, threatened release, storage, disposal, generating or removal of any Hazardous Materials or to the failure to comply with any Environmental Laws now or hereafter enacted.

3.10        CT Transfer Act. Borrower has represented to Lender that all of the CT Properties are classified as “establishments” under Connecticut General Statutes Section 22a-134 et seq. (the “Transfer Act”), except the Individual Property located at 22 Marsh Hill Road in Orange (“22 Marsh Hill”). Borrower hereby represents, warrants, covenants and agrees as follows:

(a)                                 Borrower shall not cause or permit 22 Marsh Hill to become classified as an establishment under the Transfer Act without the prior written consent of Lender;

(b)                                 Borrower shall have on or before the date hereof filed or caused to be filed with the Connecticut Department of Environmental Protection (“DEP”) in connection with Borrower’s acquisition of the CT Properties, except 22 Marsh Hill, proper and appropriate Form IIIs and ECAFs (each as defined in the Transfer Act) for each such Individual Property in accordance with the Transfer Act and in form and substance approved in writing by Lender (provided that such approval by Lender shall not imply, and Lender shall have no responsibility regarding, compliance with the Transfer Act); and

(c)                                  Borrower shall fully perform and comply with all obligations of Borrower, any affiliate of Borrower and the Certifying Party under and pursuant to each Form III and ECAF filed in connection with the transfer of each of the CT Properties to Borrower and shall fulfill all requirements of, and comply in all respects with, the Transfer Act with respect to such Forms, such transfer and the CT Properties.

3.11                        Asbestos. Borrower shall not install or permit to be installed in the Mortgaged Property, friable asbestos or any substance containing asbestos. With respect to any such material currently present in the Mortgaged Property, Borrower, at Borrower’s expense, shall promptly comply with and shall cause all occupants of the Mortgaged Property to comply with all present and future applicable federal, state or local laws, rules, regulations or orders relating to asbestos, friable asbestos and asbestos containing materials. In the event any asbestos, friable asbestos or asbestos containing material is discovered at the Mortgaged Property, Borrower shall obtain a comprehensive asbestos report prepared by a licensed engineer or asbestos consultant acceptable to Lender describing the form, extent, location and condition of such asbestos and recommending methods of removal or abatement. Borrower shall promptly comply at its sole cost and expense with the recommendations contained in such report, such compliance to be performed in accordance with all applicable federal, state and local laws, statutes, rules and regulations. Borrower shall indemnify Lender and hold Lender harmless from and against all loss, cost, damage and expense (including, without limitation, attorneys’ fees and costs incurred in the investigation, defense and settlement of claims) that Lender may incur as a result of or in connection with the assertion against Lender (whether as past or present holder of the Mortgage, as Lender in possession, or as past or present owner of the Mortgaged Property by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure) of any claim relating to the presence or removal of any asbestos substance referred to in this Paragraph 3.11, or compliance with any federal, state or local laws, rules, regulations or orders relating thereto. The obligations and liabilities of Borrower under this Paragraph 3.11 shall survive full payment of the Loan, a foreclosure or the acceptance of a deed in lieu of foreclosure.

3.12                        Bankruptcy or Insolvency. In the event that any Borrower or any Guarantor or, if Borrower or any Guarantor is a general or limited partnership, any general partner of any such entity (a) admits in writing its inability to pay its debts generally as they become due, or does not pay its debts generally as they become due, (b) commences as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or seeks or consents to the appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for it or the whole or any substantial part of its property, (c) has a receiver, conservator, trustee, custodian, manager, liquidator, or similar official appointed for it or the whole or any substantial part of its property, by any governmental authority with jurisdiction to do so, (d) makes a proposal or any assignment for the benefit of its creditors, or enters into an arrangement or composition or similar plan or scheme with or for the benefit of creditors generally occurring in circumstances in which such entity is unable to meet its obligations as they become due or (e) has filed against it any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law which (i) is consented to or not timely contested by such entity, or (ii) results in the entry of an order for relief, appointment of a receiver, conservator, trustee, custodian, manager, liquidator or similar official for such entity or the whole or any substantial part of its property, and (iii) is not dismissed within sixty (60) days, an Event of Default shall have occurred and as a result, the entire principal balance of the Note and all obligations under any Guaranty shall become immediately due and payable at the option of Lender without notice to Borrower or any Guarantor and Lender may exercise any remedies available to it hereunder, under any other Loan Document, at law or in equity.

3.13                        Compliance with ERISA and State Statutes on Governmental Plans.

(a)                                 Lender represents and warrants to Borrower that, as of the date of this Agreement and throughout the term of this Agreement, the source of funds from which Lender extends this Agreement is its general account, which is subject to the claims of its general creditors under state law.

(b)                                 Borrower represents and warrants that, as of the date of this Agreement and throughout the term of this Agreement, (i) Borrower is not an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA and (ii) the assets of such Borrower do not constitute “plan assets” of one or more such plans within the meaning of ERISA Section 3(42) and 29 C.F.R. § 2510.3-101.

(c)                                  Borrower represents and warrants to Lender that, as of the date of this Agreement and throughout the term of this Agreement (i) Borrower is not a “governmental plan” within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Borrower or any Borrower are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

(d)                                 Borrower covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of this Agreement, as requested by Lender in its sole discretion, that (i) Borrower is not an “employee benefit plan” or a “governmental plan”, (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii) one or more of the following circumstances is true:

(A)                               Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. § 2510.3-10l(b)(2);

(B)                               Less than 25 percent of all equity interests in such Borrower are held by “benefit plan investors” within the meaning of ERISA Section 3(42); or

(C)                               Borrower qualifies as a “venture capital operating company” or a “real estate operating company” within the meaning of 29 C.F.R. § 2510.3-101(d) or (e).

(e)                                  Any of the following shall constitute an Event of Default under this Agreement, entitling Lender to exercise any and all remedies to which it may be entitled under this Agreement, and any other Loan Documents (i) the failure of any representation or warranty made by any Borrower under this Paragraph 3.13 to be true and correct in all respects, (ii) the failure of any Borrower to provide Lender with the written certifications and evidence referred to in this Paragraph 3.13 or (iii) the consummation by Borrower or any one Borrower of a transaction which would cause the establishment or maintenance of this Agreement or the other Loan Documents, any exercise of Lender’s rights under this Agreement, or the other Loan Documents to constitute a non-exempt prohibited transaction under ERISA or a violation of a state statute regulating governmental plans, or otherwise subjecting Lender to liability for violation of ERISA or such state statute.

(f)                                   Borrower shall indemnify Lender and defend and hold Lender harmless from and against all civil penalties, excise taxes, or other loss, cost, damage and expense (including, without limitation, attorneys’ fees and disbursements and costs incurred in the investigation, defense and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender’s sole discretion) that Lender may incur, directly or indirectly, as a result of a default under this Paragraph 3.13. This indemnity shall survive any termination, satisfaction or foreclosure of this Agreement.

3.14                        Compliance with Regulation U. Borrower represents, warrants and covenants that no part of the proceeds of the Loan will be used for the purpose (whether immediate, incidental or ultimate) of buying or carrying any margin stock within the meaning of Regulation U (12 CFR part 221) of the Board of Governors of the Federal Reserve System of the United States or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose, or for any other purpose which might constitute this Loan a “purpose credit” within the meaning of such Regulation U.

3.15        Book Entry. Borrower hereby appoints Lender as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, the Note may be sold, transferred or assigned only upon notification by the holder to Lender at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of the Note is to be provided to:

John Hancock Life Insurance Company

c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

3.16        Documentary Stamps, Other Taxes. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or the Mortgages, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any. In the event of the passage, after the date of the Mortgages, of any law deducting from the value of the Property subject thereto, for the purposes of taxation, any Lien thereon or security interest therein, or changing in any way the laws now in force for the taxation of mortgages, deeds of trust and/or security agreements, or the manner of the collection of any such taxes, which has the effect of imposing payment of the whole or any portion of any taxes, assessments or other similar charges against any of such Property upon Lender, the Obligations shall immediately become due and payable at the option of Lender; provided, however, that such election by Lender shall be ineffective if prior to the due date thereof: (1) Borrower is permitted by law (including, without limitation, applicable interest rate laws), and without subjecting Lender to any penalty, to, and actually does, pay such tax or the increased portion thereof (in addition to continuing to pay the Obligations as and when due and payable); and (2) Borrower agrees with Lender in writing to pay or reimburse Lender for the payment of any such tax or increased portion thereof when thereafter levied or assessed against such Property or any portion thereof. Any money paid by Lender with respect to any such taxes or changes referenced in this Section shall be reimbursed to Lender upon demand or at Lender’s option, added to the Obligations.

3.17        No Foreign Person. Borrower represents and warrants to Lender that Borrower is not a “foreign person” and covenants with Lender that Borrower will not, throughout the term of the Note, become a “foreign person” within the meaning of § 1445 and §7701 of the Internal Revenue Code of 1986, (26 USC §§1445, 7701) and the related Treasury Department regulations, including, without limitation, temporary regulations (hereinafter collectively the “Code”); that is, such Borrower is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code.

3.18        Reporting Requirements. At the request of Lender, Borrower shall supply or cause to be supplied to Lender either (a) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared by Borrower’s attorney or other person responsible for the preparation of such form, together with a certificate from the person who prepared such form to the effect that such form has, to the best of such person’s knowledge, been accurately prepared and that such person will timely file such form or (b) a certification from Borrower that the Loan is a refinancing of the Premises or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Borrower hereby indemnifies, defends and holds Lender harmless from and against all loss, cost, damage and expense (including without limitation, attorneys’ fees and disbursements and costs incurred in the investigation, defense and settlement of claims) that Lender may incur, directly or indirectly, as a result of or in connection with the assertion against Lender of any claim relating to the failure of Lender to comply with this Paragraph 3.18.

3.19        Disclosure. Borrower represents and warrants that (a) it has fully disclosed to Lender all facts material to the Premises and the operation and tenants thereof, the Borrower, the Borrower’s business operations, any guarantor of Non-Recourse Carveout Obligations, any indemnitor of environmental liabilities, and any other Guarantor and any principal of any of them and the background, creditworthiness, financial condition and business operations of each, (b) all material information submitted in connection with this Loan is true, correct and complete in all material respects, except as disclosed in writing to Lender, (c) the financial and operating statements and other accounting information submitted in connection with the Loan are true, correct, complete, and fairly present the financial condition of the Borrower, Guarantors and Indemnitors and their respective principals and have been prepared consistent with proper accounting standards, and (d) there is no litigation, action, claim, or other proceeding, pending or threatened which might, in any way. materially and/or adversely affect the Applicant, Borrower, any Guarantor, any Indemnitor or the principals of any of them, or the Premises, Lender’s lien thereon, or the financial condition of the Premises or any of the aforementioned persons; and a misrepresentation or breach of any representation, warranty or covenant shall be an Event of Default under the Loan Documents.

3.20        New Jersey ISRA Compliance.

(a)           Borrower shall at all times comply with, and shall cause applicable tenants to comply with, the New Jersey Industrial Site Recovery Act, N.J.S.A. 13-1k-6, et seq., (“ISRA”) with respect to the NJ Properties.

(b)           Borrower will fully and timely comply with the Remediation Agreement in The Matter Of : THE MORRIS PLAINS SITE, BAKER-PROPERTIES LIMITED PARTNERSHIP, ISRA CASE # E 20070371, E20070372, E20070373, E20070374, E20070375, E20070376, and E20070377 between the New Jersey Department of Environmental Protection (“NJDEP”) and 100 William FLProperties, L.L.C., WU/Lighthouse Portfolio L.L.C., WU/LH 100 American L.L.C., WU/LH 300 American L.L.C., WU/LH 400 American L.L.C. and WU/LH 500 American L.L.C. dated on or about the date hereby and executed by NJDEP on February 8, 2008 (the “Remediation Agreement”) regarding ISRA compliance with certain of the NJ Properties.

(c)           Without limiting the generality of the foregoing item (b), Borrower shall: (i) comply with the Remediation Agreement in all respects and obtain by no later than December 1, 2008, NJDEP’s approval of a “negative declaration” for the subject NJ Properties without the implementation or necessity of engineering or institutional controls; (ii) make all payments, including the deposit of the “funding source”, to NJDEP when and as required under the Remediation Agreement; (iii) provide to Lender, immediately upon receipt or sending, as the case may be, copies of all material notices to or from NJDEP with respect to the Remediation Agreement and compliance with ISRA; (iii) provide to Lender copies of all reports and other submissions, including drafts of the negative declaration and all quarterly progress reports, with all exhibits and appendices attached, contemporaneously with making those reports and submissions to NJDEP under the Remediation Agreement; (iv) provide to Lender copies of all responses by NJDEP to the items submitted to NJDEP under item (iii) above; (v) keep the Remediation Agreement free of default; and (vi) provide to Lender and its designees, access to the NJ Properties and to Borrower’s records regarding ISRA compliance, including compliance with the Remediation Agreement, upon Lenders’ request.

(d)           Borrower, in complying with the Remediation Agreement, shall not subject the NJ Properties to engineering or institutional controls without Lender’s prior written consent, which consent Lender may withhold or condition in its sole discretion.

ARTICLE 4. OTHER COVENANTS AND AGREEMENTS

4.1          Partial Release Upon Full Payment of a Note. Because certain of the Notes mature on a date prior to the maturity date of other Notes, Lender has agreed to furnish partial releases from the applicable Mortgages and other Loan Documents of certain Individual Properties upon full payment of such Notes in accordance with their terms on the scheduled maturity date stated therein in the manner and subject to the terms set forth in this Section. Notwithstanding anything herein to the contrary, Lender shall not be required to make any partial release under this Section if any Default or Event of Default shall then be in existence.

(a)           Within thirty (30) days after receipt by Lender of full payment in immediately available funds of all principal, interest and other charges in accordance with all applicable terms on the scheduled maturity date of Note Number C-CT and Note Number C-NY, Lender will furnish to Borrower partial releases from the applicable Mortgages and Loan Documents of the CT C Properties and the NY C Properties, each as listed on Schedule 4 attached hereto, subject, however, to the confirmation as determined by Lender, using a methodology substantially similar to that used in making such determinations at the time of Closing, that:

(i)            the outstanding balance of the aggregate principal and interest under the NJ Loan, the CT Loan and the NY Loan is not more than 75% of the value of the NJ Properties, CT Properties and NY Properties remaining after the partial release of the CT C Properties and the NY C Properties referenced above (the “Remaining Security after Release of the C Properties”); and

(ii)           the debt service coverage ratio with respect to such outstanding balance and the Remaining Security after Release of the C Properties is not less than 1.20:1 (calculated based on a 25 year amortization schedule).

(b)           Within thirty (30) days after receipt by Lender of full payment in immediately available funds of all principal, interest and other charges in accordance with all applicable terms on the scheduled maturity date of Note Number B-NJ and Note Number B-NY, Lender will furnish to Borrower partial releases from the applicable Mortgages and Loan Documents of the NJ B Properties and the NY B Properties, each as listed on Schedule 4 attached hereto, subject, however, to the confirmation as determined by Lender, using a methodology substantially similar to that used in making such determinations at the time of Closing, that:

(i)              the outstanding balance of the aggregate principal and interest under the NJ Loan, the CT Loan and the NY Loan is not more than 75% of the value of the NJ Properties, CT Properties and NY Properties remaining after the partial release of the NJ B Properties and the NY B Properties referenced above (the “Remaining Security after Release of the B Properties”); and

(ii)             the debt service coverage ratio with respect to such outstanding balance and the Remaining Security after Release of the B Properties is not less than 1.20:1 (calculated based on a 25 year amortization schedule).

4.2          Partial Release. At any time after the first Loan Year, Borrower may request that Lender partially release certain portions of the Mortgaged Properties subject to and in accordance with this Section 4.2.

(a)           Any request shall include only the following portions of the Mortgaged Properties listed on Schedule 4:

(i)            up to two (2) Individual Properties which are classified as NJ A Properties or CT A Properties;

(ii)           one (1) Individual Property which is classified as a NJ B Property;

(iii)          one (1) Individual Property which is classified as a CT C Property;

(iv)          up to two (2) Individual Properties which are classified as NY A Properties;

(v)           one (1) Individual Property which is classified as a NY B Property;

(vi)          one (1) Individual Property which is classified as a NY C Property;

for a total of up to 8 Individual Properties. (up to 4 NY Properties, and up to 4 NJ Properties or CT Properties).

(b)           Lender agrees to furnish to Borrower a partial release from the applicable Mortgage and Loan Document with respect to any such Individual Property upon fulfillment of the following conditions to Lender’s satisfaction:

(i)            satisfaction of and compliance with the Release Conditions (as set forth below);

(ii)           receipt by Lender of payment by Borrower of an amount equal to the Release Price (as defined below) for the Individual Property being released, which payment shall be applied as a prepayment to the Note applicable to such Individual Property as shown on Schedule 4, subject to the terms of such Note and Section 1.2 hereof;

(iii)          receipt by Lender of payment by Borrower of the prepayment premium, calculated pursuant to the terms of the Note to which the Release Price is to be applied under clause (b) above (the “Premium Price”)

(c)           The “Release Price” for any Individual Property shall be an amount equal to 110% of the “Allocated Loan Amount” as set forth for each Individual Property in Schedule 4 (the Release Price and the Premium Price are collectively referred to as the “Release and Premium Price”).

(d)           The term “Release Conditions” shall mean fulfillment of all of the following to the satisfaction of Lender prior to release of an Individual Property:

(i)            no Event of Default under the Loan Documents has occurred and either (A) is then continuing or (B) has given rise to an acceleration of the Loan, in each case under the Loan Documents;

(ii)           Borrower has given Lender not less than thirty (30) days prior written notice of the request to release the applicable Individual Property;

(iii)          the loan to value ratio after application of the payment of the Release Price with respect to the Mortgaged Property remaining after the release, in each case with respect to the NJ Loan, CT Loan and NY Loan (collectively, the “Remaining Loan”), and the NJ Properties, CT Properties and NY Properties (collectively, the “Remaining Security”), respectively, is not greater than 75%, and the debt service coverage ratio with respect to the Remaining Loan and the Remaining Security is not less than 1.20:1 (calculated based on a 25 year amortization schedule), all as determined by Lender in its sole discretion using a substantially similar method as that used on the Closing Date;

(iv)          the mix and characteristics of the parcels that shall compose the Remaining Security (if being understood that all references to Remaining Security shall be a reference to each Individual Property comprising the Remaining Security) after release of the Individual Property shall be satisfactory to Lender upon its consideration of (1) their location; (2) lease terms and conditions, (3) tenant credit quality and performance and (4) the quality, character, age and condition of improvements;

(v)           the Individual Property being released shall be a legally and validly subdivided lot from the Remaining Security, and upon the release of such Individual Property, the Remaining Security shall comply with all applicable federal, state and local laws and regulations, including, without limitation, all laws and regulations pertaining to environmental land use, zoning, minimum lot size, parking requirements, setback, frontage, site plan approval, and subdivision requirements;

(vi)        Each parcel composing the Remaining Security shall function legally and operationally independently from the Individual Property in the sole judgment of Lender;

(vii)        the Remaining Security and the Individual Property being released shall each constitute separate tax and zoning lots and Borrower shall deliver to Lender evidence in form and substance reasonably satisfactory to Lender, that each of the parcels composing the Remaining Security constitutes a lawful parcel and has been separately assessed for real property tax purposes;

(viii)        Borrower delivers to Lender an endorsement to the title insurance policy covering the Mortgaged Property (1) updating such policy to the date of the recording of such release, (2) reflecting the release of the Individual Property, (3) certifying and insuring that the Loan Documents remain and constitute an enforceable first lien on the Remaining Security, subject to no other exceptions to title except the title exceptions contained in the title policy issued to Lender at the Closing of the Loan, and (4) insuring that the Remaining Security continues to be in compliance with all state and local zoning, subdivision and parking laws and regulations;

(ix)          the release of the Individual Property will not violate the terms of, or entitle any tenant to reduce the rent payable under, any lease on the Remaining Security;

(x)           Borrower delivers notice to, and obtains consent of, any other party requiring notice or consent to the release of the Individual Property (including, without limitation, any business park association, design review board, junior lienor or any tenant under any Space Lease);

(xi)          Borrower provides Lender with:

(1)           evidence satisfactory to Lender that the release will not interfere with legal or practical: (a) vehicular, pedestrian or rail access to each parcel composing the Remaining Parcel; (b) utility service to each parcel composing the Remaining Security, and (c) stormwater drainage;

(2)           any easements for access, utilities or other items affecting the Individual Property required by Lender and shall be satisfactory to Lender, and

(3)           any joint use or cross easement agreements required by Lender, which shall be satisfactory to Lender;

(xii)         The request for release of the Individual Property does not propose to change the size, boundaries and location of the Remaining Security;

(xiii)        Borrower shall pay all legal, title, recording and any other costs and expenses incurred in connection with the release of the Individual Property (including, without limitation, any such reasonable costs and expenses incurred by Lender) and a fee equal to one-half of one percent (.50%) of the Release Price of the Individual Property; and

(xiv)        Borrower shall pay the Release and Premium Price to Lender by wire transfer of immediately available funds.

4.3          Additional Funding with Respect to the NJ Loan and CT Loan. Borrower shall have the right to request from Lender additional loan proceeds for the NJ Loan and/or the CT Loan up to two (2) times (each request a “NJ/CT Additional Funding”), and Lender agrees to provide additional loan proceeds in accordance with the Section, provided the following conditions are fulfilled to the satisfaction of Lender:

(a)           The debt service coverage ratio, as determined by Lender, taking into consideration the aggregate of the existing NJ Loan and CT Loan and the Additional Funding, shall not exceed 1.20 (calculated based on a 25-year amortization schedule);

(b)           The loan to value, as determined by Lender, taking into consideration the aggregate of the NJ Loan and the CT Loan and the Additional Funding, shall not exceed 75%;

(c)           Each NJ/CT Additional Funding shall not be less than $4,000,000; and

(d)           All of the terms and conditions in Section 4.5 are fulfilled to the satisfaction of Lender with respect to any such NJ/CT Additional Funding.

4.4          Additional Funding with Respect to the NY Loan. Borrower shall have the right to request from Lender additional loan proceeds for the NY Loan up to two (2) times (each request a “NY Additional Funding”), and Lender agrees to provide additional loan proceeds in accordance with the Section, provided the following conditions are fulfilled to the satisfaction of Lender:

(a)           The debt service coverage ratio, as determined by Lender, taking into consideration the aggregate of the existing NY Loan and the Additional Funding, shall not exceed 1.20 (calculated based on a 25-year amortization schedule);

(b)           The loan to value, as determined by Lender, taking into consideration the aggregate of the NY Loan and the Additional Funding, shall not exceed 75%;

(c)           Each NY Additional Funding shall not be less than $4,000,000; and

(d)           All of the terms and conditions in Section 4.5 are fulfilled to the satisfaction of Lender with respect to any such NY Additional Funding.

4.5          Additional Funding Condition. Any Additional Funding (whether a NJ/CT Additional Funding or a NY Additional Funding) shall be subject to, and shall be effected in accordance with, the terms, conditions and covenants set forth in this Section 4.5

(a)           Conditions. Any Additional Funding is subject to fulfillment to the satisfaction of Lender of the following terms and conditions:

(i)            No default has occurred and is continuing under the Loan Documents;

(ii)           A request for Additional Funding shall be made in accordance with Subsection (b) below;

(iii)          A request for Additional Funding shall be allowed only after the second Loan Year and prior to the end of the eighth Loan Year.

(iv)          Lender is continuing to finance loans of the same size, property type, location, character and credit quality as the applicable Loan and the Additional Funding, and the interest rate on the Additional Funding shall be as set forth in Subsection (b) below and shall be established as a fixed rate equal to the then interest rate being offered by Lender for loans of the same size, property type, location, character and credit quality;

(v)           The loan term and amortization shall be determined at the time of the request for Additional Proceeds. All other loan terms, except as set forth herein or in the Rate Lock Confirmation described below, shall be on the same terms and conditions as the applicable Loan and shall be evidenced by an amendment to the existing Loan Documents or by a second note and mortgage on the Mortgaged Property encumbered by the Loan to which the Additional Funding applies, as determined by Lender. The Loan Documents shall be satisfactory to Lender; and

(b)           Rate Lock Process. Upon receipt of sufficient and satisfactory information from Borrower, including, but not limited to, (i) a rent roll for the Mortgaged Property encumbered by a first mortgage securing the applicable Loan (the “Additional Loan Security”) certified by the Borrower which is no more than thirty (30) days old, (ii) current operating statements for the Additional Loan Security in form and for periods as Lender may reasonably request; (iii) financial statements from the Borrower, its Principals, Guarantors and Indemnitors, as set forth in Condition 14 of Exhibit A of the Commitment, and (iv) current color photographs of the Additional Loan Security which are not more than thirty (30) days old showing the Additional Loan Security in a manner reasonably satisfactory to Lender (collectively, the “Quote Package”). Lender may, in Lender’s sole discretion, issue a Rate Lock Confirmation to Borrower in a form substantially shown on Exhibit E to the Commitment and the process described in Condition 3(b) of the Commitment shall be followed. The Rate Lock Confirmation shall also set forth any Good Faith Deposit or Commitment Fee that must be paid in connection with the Additional Funding. Lender shall be under no obligation to issue a Rate Lock Confirmation for the Additional Funding, and any Additional Funding shall be subject to approval by Lender.

(c)           Due Diligence Matters. The following shall be conditions precedent to any Additional Funding:

(i)            Title, Title Evidence and Title Insurance. Borrower shall provide an endorsement to the applicable loan title insurance policy issued to Lender in connection with the initial closing of the Loan (“Title Endorsement”), reflecting the Additional Funding and satisfactory in form and content to Lender.

(ii)           Survey. Borrower shall provide a certificate from the Borrower and Guarantors, certifying that no exterior changes to the buildings or improvements have occurred on the Additional Loan Security since the date of the Survey. A recertification and update of the Survey will be required in form and substance satisfactory to Lender, dated within sixty (60) days of the Closing for the Additional Funding if (i) the Title Endorsement reveals any new title matters that are plottable; or (ii) there are any exterior additions, alterations or other changes to the Additional Loan Security.

(iii)          Borrower Requirements. Borrower shall provide a certificate from the Borrower, certifying that Borrower and its constituent entities continue to comply with the requirements of the Commitment and this Agreement. Borrower will also provide a certified copy of all organizational documents pertaining to the Borrower and, if requested by Lender, its constituent entities.

(iv)          Compliance with Environmental Laws; Loan Documents. Borrower shall provide a certificate from the Borrower and the Guarantors in form and substance satisfactory to Lender, certifying that there have been no changes to any matters contained in the Environmental Certificate, to any of the representations and warranties regarding environmental matters contained in the Loan Documents or to any other environmental matter related to the Additional Loan Security. In addition, Lender shall obtain at Borrower’s expense, a report from an environmental database confirming that there have been no changes to the environmental conditions or listings at the Additional Loan Security or any adjacent property since the date of the last verification of the environmental database.

At Lender’s option, Borrower shall provide an update to the environmental site assessment that Borrower delivered to Lender prior to the Closing Date in form satisfactory to Lender and prepared by an engineer approved by Lender, confirming that any identified matters in the initial assessment have been remediated as required and that otherwise there have been no changes to the environmental conditions or listings at the Security or any adjacent property since the date of the initial assessment.

(v)          Compliance with Zoning, Building Laws. Subdivision and Other Laws, Regulations etc. and Separate Tax Parcel. Borrower shall provide a certificate from the Borrower and Guarantors, certifying that no exterior changes to the buildings or improvements have occurred on the Additional Loan Security and no changes of use or access or the parking have occurred, except for those made with Lender’s consent or in accordance with Leases approved by Lender, in each case since the initial funding of the Loan. In addition, at Lender’s option, Borrower shall provide (i) an updated letter from the municipality dated no earlier than thirty (30) days before the closing date for the Additional Funding, evidencing that the Additional Loan Security and the use thereof comply with all applicable zoning, subdivision and other laws, ordinances, rules and regulations, that there are no outstanding violations pending against the Additional Loan Security and that there is no action or proceeding pending before any court, quasi-judicial body or administrative agency relating thereto, and (ii) if a title endorsement covering zoning matters in a form satisfactory to Lender is not issued in the jurisdiction, both an updated opinion of counsel in form and substance satisfactory to Lender and its counsel and the aforementioned letter from the municipality will be required. If not previously furnished, Lender shall also be furnished with evidence satisfactory to Lender and its counsel that the Additional Loan Security has a tax map designation separate and distinct from that of any other property and is a separate legally subdivided parcel. Lender will accept a planning and zoning report in lieu of the municipality letter referenced above, provided, however, that such report must be acceptable to Lender, in its sole discretion.

(vi)        Third Party Inspections. Borrower shall provide a certificate from the Borrower and Guarantors, certifying that since the Closing Date of the initial Loan no changes to the buildings or improvements have occurred on the Additional Loan Security (except as contemplated in leases approved by Lender) and no repairs or replacements in excess of $50,000 in any one instance have occurred which were not expressly contemplated in the Property Condition Assessment or pursuant to, and in compliance with, one of the reserve agreements established at the Closing of the Loan. Any matters disclosed by the original Property Condition Assessment furnished to Lender at the Closing of the Loan (each, a “PCA”). Any matters disclosed by the original PCA, which the Borrower agreed to remedy, will be re-inspected by Lender or an engineer acceptable to Lender, at Borrower’s expense. Lender shall also have the right to re-inspect at the expense of Borrower the Additional Loan Security to verify the condition of the Security and to assure that no adverse changes have occurred at the Additional Loan Security.

If requested by Lender, Borrower shall provide an update to the PCA for the Additional Loan Security delivered to Lender in connection with the Closing of the Loan in form satisfactory to Lender and prepared by an engineer approved by Lender, confirming that any identified matters in the PCA have been remedied and corrected as required and that otherwise there have been no adverse changes to the conditions at the Additional Loan Security since the date of the PCA.

(vii)      Lease Requirements. Borrower, not more than fourteen (14) days prior to the closing date for the Additional Funding, shall provide an updated rent roll certified by Borrower identifying any changes to the rent roll submitted as part of the Quote Package.

Borrower shall also deliver to Lender prior to locking the interest rate for the Additional Funding, all additional leases which have been entered into after the Closing Date. All of such new leases shall be furnished to Lender and shall be satisfactory in form and substance to Lender. Borrower shall deliver to Lender prior to the closing date for the Additional Funding a Tenant’s Estoppel Certificate in the form attached to the Commitment as Exhibit I for Leases entered into since the Closing Date and a Subordination, Non-Disturbance and Attornment Agreement in the form furnished by Lender if requested by Lender for such additional Space Leases as Lender may require.

(viii)                        Appraisal. At Lender’s option, an update of the Appraisal prepared by the appraiser who prepared the original Appraisal submitted to Lender on or before the Closing shall be required. The update must be acceptable to Lender.

(ix)                              Reserve Funds. The amounts, deposits and payments into the reserve accounts required by the Commitment will be evaluated and may be adjusted as part of the Rate Lock Process based upon the information obtained or revealed during the Rate Lock Process and subsequent due diligence and evaluation of Lender prior to the Additional Funding.

(x)                                 Opinion of Counsel. Borrower shall provide an update to all opinions issued in connection with the Loan satisfactory in form and substance to Lender dated as of the Closing of the Additional Funding from an attorney approved by Lender and its counsel opining to the matters set forth in Condition 5(c)(iii) of Exhibit A of the Commitment, to the extent applicable, and Condition 17 of Exhibit A of the Commitment; provided, however, that any opinion issued regarding the Loan Documents shall apply to the loan documents executed in connection with the Additional Funding.

(d)                                 Closing and Other Costs. Borrower shall pay on the earlier of the date of closing or termination of any request for an Additional Funding, all costs pertaining to the request for such Additional Funding and the closing thereof, including, without limitation, all Third Party Report Fees (as defined in the Commitment), all charges for title examination and title insurance and escrow all survey costs, all costs associated with the review of leases and the obtaining of acceptable tenant estoppel certificates and subordination, non-disturbance and attornment agreements, all recording and filing fees, all mortgage or similar taxes, and all legal fees and costs of Lender. In addition, Borrower shall pay to the Mortgage Banker a fee of .5% if and when any Additional Funding is provided by Lender.

(e)                                  Except as modified by this Section 4.5, the terms and conditions of the Commitment shall apply to the Additional Funding

4.6                               Cash Pledge and Security Agreement. As additional security, the NJ Loan and the CT Loan (collectively, the “NJ/CT Loan”), and the NY Loan, will each be secured by an agreement from each Borrower pledging and agreeing to pay to Lender all Excess Cash Flow (as defined below) generated by its Individual Property constituting NJ Property and the CT Property with respect to the NJ/CT Loan, and the NY Property with respect to the NY Loan. In the event of a Trigger Event (as defined below), the Excess Cash Flow shall, at Lender’s sole election, either be held as additional security under the NJ/CT Cash Pledge, or the NY Cash Pledge, respectively, or applied as set forth in the NJ/CT Cash Pledge or the NY Cash Pledge, respectively.

(a)                                 “Excess Cash Flow” shall mean with respect to the applicable Individual Properties, all monthly income generated from all sources, including without limitation, rents for the applicable Individual Properties, less monthly debt service payment due Lender, 1/12th of the real estate tax and insurance premium payments and normal monthly trade payables (but not including payments for capital expenses, extraordinary repairs or management fees).

(b)                                 “Trigger Event” shall mean an Event of Default under this Agreement or any of the Loan Documents.

ARTICLE 5.                        CLOSING

The closing of the Loan (the “Closing”) shall be held in a manner acceptable to Lender on February 28, 2008, but in no event later than February 28, 2008 (herein referred to as the “Closing Date”). Notwithstanding any other provision of this Agreement or any other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, it is understood and agreed that Lender’ obligation to fund the Loan is subject to fulfillment of the terms and conditions of the Commitment, Lender’s closing checklist and other terms and conditions established by Lender, and that Lender shall have no obligation to fund the Loan if any Default or Event of Default shall exist at such time and unless and until all conditions of Lender have been satisfied, all in form and substance satisfactory to Lender, including, without limitation, that the Note shall on the Closing Date qualify as a legal investment for Lender under applicable insurance law including, without limitation, Section 1045 of the New York Insurance Law (without regard to any “basket” or “leeway” provisions), and such acquisition shall not subject Lender to any penalty or other onerous condition in or pursuant to any such law or regulation, and Lender shall have received such evidence as Lender may request to establish compliance with this condition.

ARTICLE 6.                        EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

6.1                               Events of Default. Each of the following events shall constitute an “Event of Default” hereunder:

(a)                                 if (i) any installment of interest or principal is not paid within five (5) days after the same is due, (ii) the Indebtedness with respect to any Note is not paid on or before the Maturity Date (as defined in each Note, or if any Maturity Date has been accelerated, upon such acceleration) of any such Note, or (iii) any other payment or charge due under any Note, this Agreement, any Mortgage or any other Loan Documents is not paid when due;

(b)                                 if any Taxes payable directly to the billing authority by Borrower are not paid before interest becomes payable on the amount due or a penalty is assessed (provided that the foregoing provisions of this clause (b) shall be subject to the right to contest Taxes granted to Borrower in Paragraph 3.2 (b) of this Agreement, but only for so long as the conditions in Paragraph 3.2(b) of this Agreement remain satisfied);

(c)                                  if the Policies are not kept in full force and effect and are not delivered to Lender when required hereunder, or if the Policies are not delivered to Lender within ten (10) days after request by Lender;

(d)                                 if any of the provisions of Paragraphs 3.4, 3.8 or 3.9 herein are violated or not complied with, or if any of the provisions of Paragraph 4 in any Mortgage are violated or not complied with;

(e)                                 if any of the events described in Paragraph 3.12 shall occur;

(f)                                   if at any time any representation or warranty of Borrower or any Guarantor made herein or in any guaranty, agreement, certificate, report, affidavit, owner’s affidavit, financial statement or other instrument furnished to Lender shall be false or misleading in any material respect;

(g)                                  if any mortgagee under a mortgage on the Mortgaged Property, whether superior or subordinate to any Mortgage or Junior Mortgage (i) demands payment in full or otherwise accelerates any indebtedness secured by such mortgage or (ii) otherwise commences the exercise of any remedy available to such party under any such mortgage or any other document evidencing or securing the indebtedness secured by such mortgage;

(h)                                 if Borrower fails to cure promptly any violation of any law or ordinance affecting the Mortgaged Property or any Individual Property comprising the Mortgaged Property (provided that the foregoing provisions of this clause (h) shall be subject to any right to contest such violation specifically granted to Borrower in Paragraph 5 of any Mortgage);

(i)                                     if any Guaranty Agreement or Environmental Indemnity is terminated or any event or condition occurs which, in the sole judgment of Lender, may impair the ability of any Guarantor to perform its obligations under any Guaranty Agreement or Environmental Indemnity or any Guarantor attempts to withdraw, cancel or disclaim any Guaranty Agreement or Environmental Indemnity;

(j)                                    if a default by Borrower under any of the other terms, covenants or conditions of the Note, this Agreement, any Mortgage or any other Loan Document shall occur and such default shall not have been cured within thirty (30) days after notice from Lender, provided that if such default is not susceptible of being cured within such thirty (30) day period and Borrower shall have commenced the cure of such default within such thirty (30) day period and thereafter diligently pursues such cure to completion, then such thirty (30) day period shall be extended for a period of ninety (90) days from the occurrence of the default, provided, further, that the notice and grace period set forth in this subparagraph (j) shall not apply to any other Event of Default expressly set forth in this Paragraph 6.1 or to any other Event of Default defined as such in any other Loan Document or to any other covenant or condition with respect to which a grace period is expressly provided elsewhere;

(k)                                 if any of the provisions of Paragraphs 3.13(d) and/or Paragraph 3.13(f) are violated or not complied with, and/or if any representation or warranty in Paragraph 3.13(b) and/or 3.13(c) shall prove false or misleading in any respect and/or if any of the events described in Paragraph 3.13(e) shall occur;

(l)                                     if, in the event the Additional Funding referenced in Section 4.3 or 4.4, as the case may be, is made in the form of a second mortgage to Lender, any default by Borrower shall occur under said second mortgage, any note secured thereby, or under any other documents evidencing or securing the Additional Funding;

(m)                             if there shall occur an Event of Default under the NJ Loan, the CT Loan or the NY Loan, or under any Loan Document evidencing or securing the NJ Loan, the CT Loan or the NY Loan;

(n)                                 if Borrower shall tender full payment of any one or more Note or Notes (or Loan or Loans) without making simultaneous full payment of all of the Notes (and all of the Loans), it being understood and agreed that full payment of the Indebtedness shall in all events include full payment of the entire Indebtedness, including, without limitation, full payment of all amounts evidenced by all of the Notes and secured by the Loan Documents, and that Lender is not obligated to accept any lesser payment as full payment hereunder, including, without limitation, any lesser payment consisting of full payment of any particular Note or Notes (or Loan or Loans);

(o)                                 if there shall occur with respect to any Permitted TIC, any termination of the Approved Manager, or failure of the Approved Manager to so manage, or any failure of the Approved Manager to meet the Management Requirements;

(p)                                 if any action shall be filed in any court or any proceeding is commenced in any form, to partition the Mortgaged Property or any Individual Property, or the occurrence of such partition or any sale pursuant to such action;

(q)                                 if any Borrower shall dissolve or cease to exist;

(r)                                    if any Loan Document shall cease to be in full force and effect; or

(s)                                   if any of the provisions of Paragraph 3.20 are violated or not complied with.

6.2                               Acceleration of the Obligations. Upon the occurrence of an Event of Default, all of the Obligations shall immediately become due and payable at the option of Lender, and Borrower shall forthwith pay to Lender, in addition to any and all other Obligations due or to become due, the entire principal of and interest and premium due or to become due under the Notes.

6.3                               Remedies. Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies available hereunder and under the other Loan Documents, at law and in equity.

6.4                               Remedies Cumulative. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of Borrower contained in this Agreement, any of the other Loan Documents or in any documents referred to herein or contained in any agreement supplementary hereto, or in any schedule given to Lender or contained in any other agreement between Lender and Borrower, heretofore, concurrently or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of Borrower herein contained, and all remedies of Lender thereunder shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise.

No act of omission or commission of Lender, including without limitation, any failure or delay of Lender to exercise or enforce any rights, Liens, powers or remedies hereunder or under any of the aforesaid agreements or other documents or security or collateral for the Loan, or to exercise its option to accelerate the Maturity Date of the Note, for a period of time or on more than one occasion, shall be deemed to be, or shall operate as a waiver or release of such Liens, rights, powers, remedies, and options but all such Liens, rights, powers, remedies and options shall continue in full force and effect until all of the Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied, and all Liens, rights, powers, remedies and options herein provided for are cumulative and none is exclusive. Further, once Lender has exercised any of its rights or remedies hereunder, or under the Loan Documents, during the existence of an Event of Default, all actions theretofore or thereafter taken by Lender in pursuit of such rights and remedies shall not be affected by any cure of such Event of Default, unless Lender shall accept the cure and terminate pursuit of any such right or remedy, in which case, the parties shall be restored to their position which existed prior to Lender’s exercise of its rights or remedies.

6.5                               Indemnification. Borrower hereby covenants and agrees unconditionally and absolutely to indemnify, defend and save harmless Lender, its officers, directors, shareholders, employees, agents and attorneys against all damages, losses, liabilities, obligation, claims, litigation, demands or defenses, judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses of any kind or nature whatsoever (including without limitation attorneys’ fees reasonably incurred), which may at any time be imposed upon, incurred by or asserted or awarded against Lender and arising from any failure of Borrower to comply with and perform its Obligations under the Loan Documents, except that this indemnity shall not be applicable to the extent that any damages, losses, liabilities or other matters or amounts are attributable to actions or omissions by any indemnified person constituting gross negligence, fraud or willful misconduct. This indemnity shall survive any foreclosure of the Mortgages, the taking of a deed in lieu thereof, or any other discharge of the obligations of the Borrower hereunder or under the Loan Documents, even if the indebtedness secured hereby is satisfied in full. Borrower agrees that the indemnification granted herein may be enforced by Lender without resorting to or exhausting any other security or collateral or without first having recourse to the Note or the Collateral through foreclosure proceedings or otherwise; provided, however, that nothing herein contained shall prevent Lender from suing on the Note or foreclosing the Mortgages or from exercising any other rights under the Loan Documents.

6.6                               Indemnification for Non-Recourse Carveout Obligations. Borrower hereby covenants and agrees unconditionally and absolutely to indemnify and save harmless Lender, its officers, directors, shareholders, employees, agents and attorneys against all damages, losses, liabilities, obligation, claims, litigation, demands or defenses, judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses of any kind or nature whatsoever (including without limitation attorneys’ fees reasonably incurred), which may at any time be imposed upon, incurred by or asserted or awarded against Lender and arising from the Non-Recourse Carveout Obligations.

This indemnity shall survive any foreclosure of this Mortgage, any taking of a deed in lieu thereof, or any other discharge of the obligations of the Borrower hereunder or a transfer of any of the Mortgaged Property, even if the indebtedness secured thereby is satisfied in full. Borrower agrees that the indemnification granted herein may be enforced by Lender without resorting to or exhausting any other security or collateral or without first having recourse to the Note or any of the Notes or the Mortgaged Property or any Individual Property covered by any Mortgage through foreclosure proceedings or otherwise; provided, however, that, subject to Paragraph 6.7 below, nothing herein contained shall prevent Lender from suing on the Note or any one or more of the Notes or foreclosing any Mortgage or any Junior Mortgage or from exercising any other rights under the Loan Documents.

6.7                               Exculpation. Notwithstanding anything to the contrary contained herein, but subject to Paragraph 6.6 hereof, any claim based on or in respect of any liability of Borrower under the Note or under this Agreement, the Mortgages or any other Loan Document shall be enforced only against the Mortgaged Property and any other collateral now or hereafter given to secure the Loan and not against any other assets, properties or funds of Borrower; provided, however, that the liability of Borrower for loss, costs or damage arising out of the matters described below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure the Loan but shall include all of the assets, properties and funds of Borrower: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees) insurance proceeds, condemnation awards, or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the this Agreement, including, without limitation, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Borrower and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Lender in the performance of or compliance with the obligations of Borrower under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii) the failure of Borrower to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of this Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of this Agreement; (xii) the termination, cancellation or non-renewal of an Approved Manager, or any other failure of an Approved Manager to serve as manager of any Permitted TIC; (xiii) the failure of any Approved Manager to meet the Management Requirements; and (xiv) attorney’s fees court costs and other expenses incurred by Lender in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Borrower or any Principal (as defined in the Commitment) of Borrower.

Nothing herein shall be deemed (w) to be a waiver of any right which Lender may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code, to file a claim for the full amount of the indebtedness secured by the Mortgages or to require that all of the collateral securing the indebtedness encumbered by the Mortgages or any of the other Loan Documents shall continue to secure all of the indebtedness owing to Lender under the Note, this Agreement, Mortgages and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgages and other Loan Documents; (y) to impair the right of Lender as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any Guarantor under any Guaranty Agreement.

ARTICLE 7.                        MISCELLANEOUS

7.1                               Audit and Appraisal Rights. Borrower will permit Lender, after prior notice to Borrower, to visit and inspect any of the Premises, and Lender and its representatives shall have the right during normal business hours at the office of Borrower set forth in Section 2.2 to examine and audit all of Borrower’s books of account, records, reports and other papers, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by Lender, and to discuss the Borrower’s affairs, finances and accounts with Borrower and its officers, employees and independent public accountants (and by this provision the Borrower authorizes said accountants to discuss the finances and affairs of Borrower with Lender or its representatives) all at such reasonable times and as often as may be reasonably requested.

7.2                               Fees and Expenses Incurred by Lender. Borrower shall pay all reasonable costs and expenses of Lender associated with the administration of the Loan, and, after a Default, shall also pay all costs and expenses actually incurred by Lender associated with the enforcement of the Loan, including, in each case, without limitation, attorneys’ fees; consulting fees (including environmental); appraisal fees; accountants’ fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; corporate search fees; title commitment and insurance fees; filing and recording fees and taxes; air express charges; and all expenses relating to telecommunications, facsimile transmissions, overnight mail and the like. Borrower shall also pay all reasonable costs and expenses of Lender incurred in connection with any amendment, modification or waiver of this Agreement or any of the Loan Documents. All such expenses, costs, charges and other fees shall be payable upon request therefor accompanied by documentation reasonably required to establish the amount thereof by Borrower to Lender and shall be additional Obligations hereunder.

In addition, if any taxes (excluding income taxes levied against Lender) shall be payable on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the Loan Documents, or the creation of any of the Obligations hereunder, by reason of any existing or hereafter enacted federal or state statute, Borrower will pay all such taxes, including, but not limited to, any interest or penalty thereon, and will indemnify, defend and hold Lender harmless from and against liability in connection therewith.

7.3                               Waiver by the Leader. Lender’s failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default by Borrower under this Agreement or the other Loan Documents shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement or the other Loan Documents, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or the other Loan Documents and no Event of Default by Borrower under this Agreement or the other Loan Documents shall be deemed to have been suspended, released or waived by Lender, unless such suspension, release or waiver is by an instrument in writing, and only to the extent specifically recited therein, and such writing is signed by a duly authorized representative of Lender and directed and delivered to Borrower. Any such written waiver or release in connection with one event shall not be construed as a waiver or release of any subsequent event or as a bar to any subsequent exercise of Lender’s rights or remedies hereunder.

7.4                               Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under applicable law, then it is the intent of Borrower and Lender that there shall be added in lieu thereof a provision as similar in terms to such provision as is possible which is legal, valid and enforceable, without invalidating the remaining provisions of this Agreement.

7.5                               Modification of Agreement. This Agreement and the other Loan Documents may not be modified, altered or amended, except by an agreement in writing duly executed by Borrower and Lender, and any other party thereto.

7.6                               Waivers by Borrower. Except as otherwise provided for in this Agreement, Borrower waives under the Note, this Agreement and the other Loan Documents (i) presentment, demand and protest and notice of presentment, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (ii) notice prior to taking possession or control of the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of the Lender’s remedies; (iii) the benefit of all valuation, appraisement and exemption laws; and (iv) notice that any amounts that are due have not been paid.

7.7                               Authorized Signature. The signature upon this Agreement or upon any of the other Loan Documents of a duly authorized officer of Borrower shall bind the Borrower, and be deemed to be the act of Borrower, affixed pursuant to and in accordance with the provisions of Borrower’s articles of incorporation and bylaws.

7.8                               Notices. The addresses for notices to Borrower and Lender are as follows:

If to Lender, at:

John Hancock Life Insurance Company

197 Clarendon Street

Boston, Massachusetts 02117

Re: Loan Nos. 522808:11, 523035:11, 523017:11, 523053:11, 522917:11,

523062:11, 523071:11

with a copy to:

Edwards Angell Palmer & Dodge LLP

90 State House Square

Hartford, Connecticut 06103

Attention: John B. D’Agostino, Esq.

If to Borrower, at:

c/o Lighthouse Real Estate Management LLC

60 Hempstead Avenue, Suite 718

West Hempstead, New York 11552

Attention: Paul Cooper

with a copy to:

Schiff Hardin LLP

900 3rd Avenue, 23rd Floor

New York, New York 10022

Attention: Christine A. McGuinness

or to such other address as each party may designate for itself by like notice given in accordance with this Section.

Except for any notices, demands, requests or other communications required under applicable law to be given in another manner, whenever Borrower or Lender give or serve any notices, demands, requests or other communications with respect to this Agreement or the Note, each such notice, demand, request or other communication shall be in writing and shall be delivered personally, mailed by United States Postal Service certified or registered mail or sent by a nationally recognized courier service such as Federal Express and properly addressed in accordance with this Section and shall be deemed given upon receipt or refusal to accept. Any party may at any time change its address for such notices by delivering or mailing to the other party hereto, as aforesaid, a notice of such change.

7.9                               Assignment.

(a)                                 Borrower may not sell, assign or transfer this Agreement, or the other Loan Documents or any portion thereof, including, without limitation, any one or more of Borrower’s rights, title, interests, remedies, powers and/or duties hereunder or thereunder.

(b)                                 Lender and its successors and assigns shall have the right to (a) sell this Agreement, the Note and other Loan Documents, with respect to one or more Loan or all Loans, to one or more investors as a whole loan, (b) participate the Loan or any one or more of them to one or more investors, (c) deposit this Agreement, the Note and other Loan Documents with respect to one or more Loans with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (d) otherwise sell the Loan, or any one or more of them, or interest therein to investors (the transactions referred to in clauses (a) through (d) are hereinafter referred to as “Secondary Market Transactions”).

Upon an assignment of the Note or a portion thereof together with Lender’s rights under the Loan Documents related thereto to a Person, Lender shall have no further obligation to Borrower under the Loan Documents in respect of the interest so assigned except to the extent arising out of events or conditions existing on or prior to the date of such transfer.

7.9.1                     Upon any sale or assignment of one of the Loans by the Lender, which shall include the Notes evidencing such Loan and the Loan Documents securing said Notes, and at the election of the Lenders: (a) this Loan Agreement shall no longer apply to such Loan, Notes and Loan Documents, (b) such Notes shall no longer be pari passu with the Notes for the other Loans, (c) Lender shall partially release and terminate of record, pursuant to the terms thereof without the necessity of any action or consent by Borrower, the provisions of each Junior Mortgage which secures the repayment of, such Loan, Notes and Loan Documents and shall release and terminate as security for such Loan, Notes and Loan Documents, any of the other Loan Documents securing such Loan which do not encumber or affect the property which is encumbered by the first mortgage securing such Loan being sold or assigned without the necessity of any action, signature or consent by Borrower (any such partial release is not intended to, and shall not be construed to effect a novation or accord and satisfaction), (d) the Loan being sold or assigned shall no longer be cross-defaulted or cross-collateralized with the other Loans or secured by the Cash Pledge and Security Agreement, (e) the parties agree that a new loan agreement shall thereafter apply to such Loan, Notes and Loan Documents (and, notwithstanding anything to the contrary in the Notes, all references in such Notes and Loan Documents to the Loan Agreement shall be deemed to be references to such new loan agreement), which new loan agreement shall be deemed to include all provisions of this Loan Agreement except those provisions applicable to the other Loans and Property which is not encumbered by the first mortgage securing such Loan, in the same manner as if the new loan agreement had been executed and delivered and been effective on the date of the Notes evidencing such Loan, and (f) any Junior Mortgage which secures a Loan which is not being sold or assigned shall remain in full force and effect as the property of the Lenders. At the request of either Borrower or Lender, the parties shall enter into a document evidencing the terms of the new loan agreement and any other documents evidencing or implementing this section within thirty (30) days after such request and receipt of such proposed document.

7.10                        Cooperation. In the event of any Secondary Market Transaction, Borrower shall, at its reasonable expense, cooperate in good faith with Lender (aa) in effecting any such Secondary Market Transaction and (bb) to implement all requirements imposed by the Rating Agency involved in any Secondary Market Transaction including, without limitation, all structural or other changes to the Loan, modifications to any documents evidencing or securing the Loan, delivery of opinions of counsel acceptable to the Rating Agency and addressing such matters as the Rating Agency may require; provided, however, that Borrower shall not be required to modify any documents evidencing or securing the Loan which would modify (i) the interest rate payable under the Note, (ii) the stated maturity of the Note, (iii) the amortization of principal of the Note or (iv) any other material economic term of the Loan.

Borrower shall provide such information and documents relating to Borrower, Guarantor, if any, the Premises, the Lease and the Lessee as Lender may reasonably request in connection with a Secondary Market Transaction. Lender shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Borrower, the Guarantor, if any, the Premises and the Lessee. Borrower acknowledges that certain information regarding the Loan and the parties thereto and the Premises may be included in a private placement memorandum, prospectus or other disclosure documents.

7.11                        Actions by Lender. Without affecting the personal liability of any Person, including Borrower, for the payment of the Obligations, and without affecting the lien of the Mortgages for the full amount of the Secured Obligations (as defined therein) remaining unpaid upon any property conveyed pursuant hereto, Lender is authorized and empowered at any time and from time to time, either before or after the maturity of the Note, and without notice, to: (a) release any Person liable for the payment of any of the Obligations, (b) make any agreement extending the time or otherwise modifying the terms of payment of any of the Obligations, (c) accept additional security therefor of any kind or (d) release any property, real or personal, securing the Obligations.

7.12                        Performance by Lender. If Borrower fails to make any payment required under this Agreement or any of the other Loan Documents, whether for real estate taxes, insurance premiums, attorneys’ fees or otherwise, or fails to do any act as may be required hereunder or thereunder, Lender may, at the discretion of Lender, without obligation to do so and without releasing Borrower from any obligation, make any such payment or do any such act in such manner and such order as Lender shall deem reasonably necessary to protect the Collateral. Lender may at any time bill Borrower for such payments and expenses, which, subject to the following sentence, shall be paid promptly by Borrower. At the option of Lender, upon notice to Borrower, such payments and expenses shall be added to the principal of the Loan and accrue interest at the Default Rate until paid, whether at maturity of the Loan or otherwise.

7.13                        Entire Agreement. This Agreement, together with the other Loan Documents and all documents evidencing or securing the Loan referred therein, constitutes and sets forth the entire understanding and agreement between the parties with respect to the Loan, and no party hereto has relied upon any representations, agreements or understandings, verbal or written, not set forth herein, or in such other Loan Documents, whether made by any party hereto or by any agent, employee or representative of any party hereto.

7.14                        Partial Payment. Acceptance by Lender of any sum in payment or part payment of any portion of the Obligations after the same is due shall not constitute a waiver of Lender’s right to require prompt payment when due of the remainder of the Obligations, nor shall such acceptance cure or waive any remaining default or waive any subsequent default or prejudice any of the rights of Lender under this Agreement or the other Loan Documents.

7.15                        Time of the Essence. Time is, and shall be, of the essence in the performance of each and every obligation of Borrower under the Note, this Agreement and the other Loan Documents.

7.16                        Default Rate. Any amounts owed to Lender by Borrower under this Agreement or any other Loan Document shall bear interest at the highest Default Rate, as defined in any Note (this Section shall not apply to amounts specifically due under any Note, which amounts shall be governed by said Note).

7.17                        Brokerage Commission. Lender shall not be obligated to pay any commission or brokerage fee in connection with the Loan, the application, the commitment, or the consummation of the Loan. Borrower shall pay any and all such commissions and fees, including any fee due to Mortgage Banker, and hereby agrees to indemnify, defend and hold Lender harmless from any claim for such commissions or fees.

7.18                        Sole Discretion of Lender. Wherever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise specifically provided herein.

7.19                        Usury Laws. This Agreement and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Agreement or the Note, Borrower is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note and the principal balance of the Note shall be reduced by such amount in the inverse order of maturity.

7.20                        Publicity. Borrower agrees that Lender, at its expense, may publicize the financing of the Premises in trade and similar publications.

7.21                        Servicer. Lender may from time to time appoint a servicer (the “Servicer”) to administer the Loan, which Servicer shall have the power and authority to exercise all of the rights and remedies of Lender and to act as agent of Lender hereunder.

7.22                        Further Assurances. Borrower will from time to time execute such further instruments and do such further acts and things as Lender may reasonably require by way of further assurance to Lender of the matters and things in this Agreement provided for or intended so to be.

ARTICLE 8.                        INTERPRETATION OF THIS AGREEMENT

8.1                               Defined Terms. When used herein, the following terms shall have the following meanings:

“Additional Funding” — Either a CT/NJ Additional Funding or a NY Additional Funding.

“Affiliate” or “affiliate” — except as used and defined in Section 3.4 (g), means with respect to any Person, another Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns directly or indirectly securities having 10% or more of the voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership, membership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

“Agreement” — this Loan Agreement, as it may be amended from time to time.

“Bankruptcy Code” — shall mean any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect.

“Borrower” — as defined in the introductory paragraph of this Agreement.

“Cash Pledge” — as defined in Section 1.4.

“Closing” — as defined in Article 5 of this Agreement.

“Closing Date” — as defined in Article 5 of this Agreement.

“Collateral” — means, at any time, all Property of Borrower which is security for the Loan pursuant to the provisions of the Mortgage and the other Loan Documents.

“Debt” — means, at any time, with respect to any Person, without duplication:

(a)                                               All obligations of such Person for borrowed money (including, without limitation, all obligations of such Person evidenced by any debenture, bond, note, commercial paper or Security, but also including all such obligations for borrowed money not so evidenced);

(b)                                               All obligations of such Person, to pay the deferred purchase price of Property or services, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreements, provided that trade or accounts payable incurred in the ordinary course of business of such Person shall be excluded from this clause (b);

(c)                                              All capital lease obligations of such Person;

(d)                                             All obligations for borrowed money secured by any Lien existing on Property owned by such Person (whether or not such obligations have been assumed by such Person or recourse in respect thereof is available against such Person); and

(e)                                              Any Guaranty or endorsement of such Person of any obligation or liability of another Person.

Debt of a Person shall include all obligations of such Person of the character described in clause (a) through clause (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“Default” — an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Guarantor” — means Paul Cooper, Jeffrey D. Ravetz and Louis E. Sheinker.

“Guaranty” — with respect to any Person means an obligation other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection of such Person which guarantees or in effect guarantees, or assures the payment of, or performance with respect to, any indebtedness, dividend or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, but not limited to, obligations incurred by such Person through an agreement, contingent or otherwise:

(a)                                             To purchase such indebtedness or obligation or any Property or assets constituting security therefor;

(b)                                             To advance or supply funds

(i)                                                 For the purchase or payment of such indebtedness or obligation, or

(ii)                                              To maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligations;

(iii)                                           To lease Property or to purchase any Security or other Property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of such indebtedness or obligations (but excluding any agreement to purchase goods or services in the ordinary course of business); or

(iv)                                          Otherwise to assure the owner of such indebtedness or obligation of the primary obligor against loss in respect thereof.

“Indebtedness” — means the indebtedness evidenced by the Notes, and all interest, premium, fees, liabilities, obligations and all other sums due at any time under the Notes, this Loan Agreement or any of the other Loan Documents.

“Individual Property” — as defined in Recital A.

“Lease” or “Leases”— as defined in the Mortgages and Junior Mortgages.

“Lender” — as defined in the introductory paragraph of this Agreement.

“Loan” — as defined in Section 1.1 of this Agreement.

“Loan Documents” — this Agreement, the Note, the Mortgages, the Assignments of Leases, the Junior Mortgages, the Junior Assignment, the Environmental Indemnity, the Guaranty Agreements, the Cash Pledge Agreement, the documents listed under Sections 1.4 and 1.5 above, and any and all other agreements, instruments and documents, including, without limitation, mortgages, security agreements, assignments, pledges, powers of attorney, consents, and all other written agreements heretofore, now or hereafter executed by Borrower in favor of Lender or the Lender or in respect to the transactions contemplated by this Agreement, in each case as may be amended from time to time.

“Loan Year” — as defined in the Note.

“Material Action” — means to file any insolvency, or reorganization case or proceeding with respect to any Borrower, to institute proceedings to have any Borrower be adjudicated bankrupt or insolvent, to institute proceedings under any applicable insolvency law with respect to any Borrower, to seek any relief under any law relating to relief from debts or the protection of debtors with respect to any Borrower, to consent to the filing or institution of bankruptcy or insolvency proceedings against any Borrower, to file a petition seeking, or consent to, reorganization or relief with respect to any Borrower under any applicable federal or state law relating to bankruptcy or insolvency, to seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian, or any similar official of or for any Borrower or a substantial part of its property, to make any assignment for the benefit of creditors of any Borrower, to admit in writing any Borrower’s inability to pay its debts generally as they become due, or to take action in furtherance of any of the foregoing.

“Mortgage Banker” — means M. Robert Goldman & Company, Inc.

“Mortgaged Property” — all Property as defined in any Mortgage as “Mortgaged Property”.

“Mortgages” — as defined in Section 1.4.

“Note” — as defined in Section 1.2 of this Agreement.

“Obligations” — any and all obligations to repay sums at any time loaned or advanced by Lender to or on behalf of Borrower, including, but not limited to, the principal of, and interest and premium, if any, due on, the Note and other sums loaned or advanced pursuant to the terms of this Agreement (including accrued interest) the full, prompt and complete performance of all obligations at any time owed by Borrower to Lender, including, without limitation, any and all amounts owed to or advanced by Lender pursuant to any of the Loan Documents; and all other obligations or liabilities of any and every kind at any time owed by Borrower to Lender, including, but not limited to, the Loan, howsoever created, evidenced or acquired and whether direct, indirect, primary, secondary, fixed, or contingent.

“Permitted Encumbrances” — any lien or encumbrance listed as exceptions on Schedule B of any title policy of the Premises which Lender has accepted and approved, other than any exception for leases or parties in possession (the “Permitted Encumbrances”);

“Person” — an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof or other legal entity.

“Premises” — means the “Mortgaged Property” as defined in each Mortgage.

“Principals” of Borrower — as defined in Section 2.2(h).

“Property” — any interest in any kind or property or asset, whether real, personal or mixed, or tangible or intangible.

“Purchase Agreement” — as defined in Recital A.

“Purchased Assets” — as defined in Recital A.

“Security Documents” — as defined in Section 1.4 of this Agreement.

“Title Policy” — shall mean those certain mortgagee policies of title insurance covering the Premises issued by Chicago Title Insurance Company in the aggregate amount of $105,000,000 with reinsurance and in form and substance, satisfactory to and accepted by Lender.

8.2                             Accounting Terms; Interpretation of Financial Covenants. Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP at the time in effect. The financial covenants and terms contained herein shall be applied to Borrower.

8.3                             Directly or Indirectly. Where any provision herein refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any limited liability company or partnership in which such Person is a member or general partner, respectively.

8.4                             Exercise of Consent. Each and every decision, election, determination, estimate, request, consent, approval or similar matter to be made or given by Lender from time to time pursuant to or in connection with this Agreement shall be within Lender’s sole, absolute and unlimited discretion, except to the extent expressly and specifically provided to the contrary in this Agreement.

8.5                             Section Headings and Table of Contents, etc. The titles of the Sections of the Note, this Agreement, the other Loan Documents and the Table of Contents appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words “herein,” “hereof,” “hereunder” and “hereto” refer to this Agreement as a whole and not to any particular Section or other subdivision. All references in this Agreement to Schedules, Exhibits, Annexes or other addenda shall be deemed to mean the Schedules, Exhibits, Annexes or other addenda to this Agreement, each of which is hereby incorporated herein as though fully set forth herein. Each reference in this Agreement to any gender shall be deemed also to refer to any other gender. The use in this Agreement of the singular shall be deemed also to include the plural and vice versa, unless the context requires otherwise.

8.6                             Construction. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants. The Recitals are hereby incorporated into this Agreement.

8.7                             Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA IN FORCE THEREIN, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH JURISDICTION, EXCEPT THAT THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE SET FORTH THEREIN, WITHOUT REGARD TO CONFLICTS OF LAW, AND THE MORTGAGE AND OTHER LOAN DOCUMENTS RECORDED OR AFFECTING LAND IN RESPECT OF EACH LOAN SHALL BE GOVERNED BY THE LAW OF THE STATE WHERE SUCH LOAN DOCUMENTS ARE RECORDED OR SUCH LAND IS LOCATED, WITHOUT REGARD TO CONFLICTS OF LAWS.

8.8                             Jurisdiction. Borrower hereby irrevocably agrees and submits to the exclusive jurisdiction of state court located within each of Connecticut, New York and/or New Jersey or federal court located in such states, or, at the option of Lender in its sole discretion, and to the extent permitted by law, of any state or federal court(s) located within any other county, state or jurisdiction in which any of the Premises is located, and to the extent permitted by law, Borrower waives any objection based on forum non conveniens and any objection to venue of any such action or proceedings. To the extent permitted by law, if such litigation is commenced, Borrower agrees that service of process may be made by serving a copy of the summons and complaint upon Borrower, through any lawful means, including upon its registered agent within said state, whom Borrower hereby appoints as their agent for these purposes. Nothing contained herein shall prevent Lender from bringing any action or exercising any rights against Borrower personally or against any property of any Borrower within any other county, state, or country. The means of obtaining personal jurisdiction and perfecting service of process set forth above are not intended to be exclusive but are in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by applicable law.

8.9                             Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER WAIVES TRIAL BY JURY IN ANY PROCEEDING RELATING TO THIS LOAN AGREEMENT OR ANY OF THE OTHER DOCUMENTS RELATING TO THE LOAN AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

8.10                      Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding upon and enforceable against the parties hereto.

8.11                      Joint and Several Liability. If more than one person or entity is included in the definition of Borrower, the obligations and liabilities of each such person or entity shall be joint and several.

8.12                      Successors and Assigns. Borrower agrees that all the rights, benefits and privileges herein and hereby conferred upon Lender shall vest in, and be enforceable by Lender and their respective successors and assigns. Borrower agrees that this Agreement shall bind Borrower’s heirs, executors, administrators, personal representatives, successors and assigns.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, this Agreement has been duly executed and sealed as of the day and year specified at the beginning hereof.

BORROWER:

WU/LH 470 BRIDGEPORT L.L.C.			WU/LH 950 BRIDGEPORT L.L.C

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 12 CASCADE L.L.C.			WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 22 MARSH HILL L.L.C.			WU/LH 25 EXECUTIVE L.L.C

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

[Signature Page to Loan Agreement]

WU/LH 269 LAMBERT L.L.C.			WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 412 FAIRVIEW PARK L.L.C.			WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 404 FIELDCREST L.L.C.			WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 100-110 MIDLAND L.L,C.			WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

[Signature Page to Loan Agreement]

WU/LH 199 RIDGEWOOD L.L.C.			WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 8 SLATER L.L.C.			WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 200 AMERICAN L.L.C.			WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 400 AMERICAN L.L.C.			WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

[Signature Page to Loan Agreement]

LENDER:

JOHN HANCOCK LIFE INSURANCE COMPANY

By:	/s/ Joanne D. Adkins
Name: Joanne D. Adkins
Title: Assistant Vice President

COMMONWEALTH OF MASSACHUSETTS

County of Suffolk, ss.

On this 26th day of February, 2008, before me, the undersigned notary public, personally appeared Joanne Adkins, AVP of John Hancock Life Insurance Company, a Massachusetts corporation, proved to me through satisfactory evidence of identification, which was

☒ personal knowledge; or

☐                                               ,

to be the person whose name is signed on the foregoing instrument, and who swore or affirmed to me that he/she executed the same as his/her free act and deed and the free act and deed of said corporation.

[SEAL]

CHRISTOPHER GLEN HART	/s/ Christopher Glen Hart
Notary Public	Name:
COMMONWEALTH OF MASSACHUSETTS	Notary Public
My Commission Expires June 27, 2014	My commission expires: 6-27-2014

[Signature and Acknowledgement Page to Loan Agreement]

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 470 BRIDGEPORT L.L.C, and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:

[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 950 BRIDGEPORT L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]
CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 12 CASCADE L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to Loan Agreement]

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 15 EXECUTIVE L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:

[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 22 MARSH HILL L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 25 EXECUTIVE L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to Loan Agreement]

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 269 LAMBERT L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 103 FAIRVIEW PARK L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 412 FAIRVIEW PARK L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to Loan Agreement]

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 401 FIELDCREST L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 404 FIELDCREST L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 36 MIDLAND L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to Loan Agreement]

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 100-110 MIDLAND L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-name Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC. a New York limited liability company, the Sole Manager of WU/LH 112 MIDLAND L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 199 RIDGEWOOD L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to Loan Agreement]

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 203 RIDGEWOOD L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 8 SLATER L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 100 AMERICAN L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to Loan Agreement]

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 200 AMERICAN L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 300 AMERICAN L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 400 AMERICAN L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to Loan Agreement]

STATE OF NEW YORK	)
	) ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Member/Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 500 AMERICAN L.L.C., and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:

[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2010

[Acknowledgement Page to Loan Agreement]

SCHEDULE A

LIST OF PROPERTIES

A.            Connecticut Properties

1.             269 South Lambert Road, Orange, Connecticut

2.             12 Cascade Boulevard, Orange, Connecticut

3.             15 Executive Boulevard, Orange, Connecticut

4.             25 Executive Boulevard, Orange, Connecticut

5.             22 Marsh Hill Road, Orange, Connecticut

6.             950 Bridgeport Avenue, Milford, Connecticut

7.             470 Bridgeport Avenue, Shelton, Connecticut

B.            New Jersey Properties

1.             100 American Road, Morris Plains, New Jersey

2.             200 American Road, Morris Plains, New Jersey

3.             300 American Road, Morris Plains, New Jersey

4.             400 American Road, Morris Plains, New Jersey

5.             500 American Road, Morris Plains, New Jersey

C.            New York Properties

1.             112 Midland Avenue, Port Chester, New York

2.             199 Ridgewood Drive, Greenburgh, New York

3.             36 Midland Avenue, Port Chester, New York

4.             203 Ridgewood Drive, Greenburgh, New York

5.             401 Fieldcrest Drive, Greenburgh, New York

6.             100-110 Midland Avenue, Port Chester, New York

7.             412 Fairview Park Drive, Greenburgh, New York

8.             404 Fieldcrest Drive, Greenburgh, New York

9.             103 Fairview Park Drive, Greenburgh, New York

10.          8 Slater Street, Port Chester, New York

Schedule A

SCHEDULE A–CT

CT 10 Year Note	Loan No. 523035

MORTGAGE NOTE

$9,765,000.00	New York, New York
Note No: A-CT	February , 2008

FOR VALUE RECEIVED, WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter collectively referred to as “Maker”), promise to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY (“John Hancock”), a Massachusetts corporation, its successors and assigns, at its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Nine Million Seven Hundred Sixty-Five Thousand and No/100 Dollars ($9,765,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

1.             Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)           If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

(b)           Interest only is to be paid in installments as follows: $50,208.38 on the first day of April, 2008 and on the first day of each calendar month thereafter up to and including the first day of March, 2013;

(c)           Principal and interest is to be paid in installments as follows: $59,617.63 on the first day of April, 2013, and on the first day of each calendar month thereafter up to and including the first day of February, 2018; and

(d)           The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the first day of March, 2018 (the “Maturity Date”).

Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; provided, however, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

The term “Applicable Interest Rate” as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of Six and Seventeen One-Hundredths Percent (6.17%) per annum.

If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee’s sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee’s acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

This Note is issued by Maker to Payee pursuant to a certain Loan Agreement by and among Maker and John Hancock of even date herewith (the “Loan Agreement”) whereby John Hancock has agreed to make three (3) separate loans to Maker in the aggregate principal amount of $105,000,000.00. This Note evidences a portion of one of such loans, which loan is in the aggregate principal amount of $21,765,000.00 (the “CT Loan”), as set forth in the Loan Agreement. Reference is hereby made to the Loan Agreement for a full statement of the rights of the holder of, and the nature and extent of the security for, this Note. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, any other mortgage note evidencing any other portion of the CT Loan, and the Loan Agreement and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan Agreement or the indebtedness evidenced hereby (the “Loan Documents”) (all such sums hereinafter collectively referred to as the “Debt”) shall without notice become immediately due and payable at the option of Payee on the happening of an “Event of Default” as the same is defined in the Loan Agreement (hereinafter defined). All of the terms, covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of any conflict between the terms of the Note and the terms of the Loan Agreement, the Mortgages and other security instruments, the terms of this Note shall govern, except as specifically provided herein or in the Loan Agreement.

2.             Prepayment. Except as provided below, Maker may not prepay the loan evidenced by this Note in whole or in part.

On or after the end of the fifth (5th) Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days’ prior written notice specifying the scheduled payment date on which prepayment is to be made (the “Prepayment Date”), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

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(a)           the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

(b)           1.0% of the principal balance of the Note immediately prior to such prepayment.

All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate plus twenty-five (25) basis points, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

The loan evidenced by this Note will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of this Note.

If any notice of prepayment is given, the principal balance of the loan evidenced by this Note and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

Provided no default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee’s election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

No partial prepayment shall be allowed.

The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

3.             Acceleration/Default. Maker acknowledges that the loan evidenced by this Note was made on the basis and assumption that Payee would receive the payments of principal and interest set forth herein for the full term of this Note. Therefore, whenever the Maturity Date of the loan evidenced by this Note has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee’s sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a premium equal to the greater of:

3

(a)           The sum obtained by adding:

(i)            the positive amount, if any, equal to (aa) the sum of the present values of all scheduled payments due under this Note from the date of said payment to and including the Maturity Date of the Note, minus (bb) the then outstanding principal balance of the Note, and

(ii)           1.0 % of the then outstanding principal balance of the Note; or

(b)           An amount equal to 10.0 % of the then outstanding principal balance of the Note.

All present values shall be calculated as of the date of said payment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the date of said payment. In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee’s option, such payment shall include a premium as described above.

4.             Default Rate. Maker does hereby agree that upon the occurrence of an Event of Default and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker’s initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the “Default Rate”) equal to seven percent (7%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. Notwithstanding the provisions of any statute or regulation to the contrary, the Default Rate shall apply to all sums evidenced hereby upon, during and after an Event of Default as provided herein, and also after entry of a judgment or judgments against Maker (whether in a mortgage foreclosure action or otherwise), and whether or not any event described in Paragraph 3.12 of the Loan Agreement hereof has occurred. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage.

4

This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

5.             Late Charge. If any monthly principal and interest payment payable under this Note is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

6.             Security for Loan. This Note is secured by, among other things, the Mortgage and certain other Loan Documents as set forth in the Loan Agreement. The term “Mortgage” as used in this Note shall mean that certain Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof in the principal sum of the CT Loan given by Maker for the use and benefit of Payee covering certain premises located at 269 South Lambert Road, 12 Cascade Boulevard, 15 and 25 Executive Boulevard and 22 Marsh Hill Road in Orange, Connecticut, 950 Bridgeport Avenue in Milford, Connecticut and 470 Bridgeport Avenue in Shelton, Connecticut.

7.             Compliance with Law. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker’s having paid any interest in excess of that permitted by applicable law, then it is Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Loan Agreement, the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

5

8.             Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

9.             Joint and Several Liability. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.          Construction. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators.

11.          Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement, the Mortgage or any other Loan Documents.

12.          Authority. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

13.          Time. Time is of the essence of this Note.

14.          Replacement Note. In the event of the loss, theft or destruction of this Note, upon Maker’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

15.          Notice. All notices required to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

16.          Costs and Expenses. Maker shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

6

17.          Forbearance. Any forbearance by Payee in exercising any right or remedy under this Note, the Loan Agreement, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker’s obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

18.          Section Headings. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

19.          Limitation on Liability. Notwithstanding anything to the contrary contained herein, but subject to the obligations of Section 6.6 of the Loan Agreement, any claim based on or in respect of any liability of Maker under this Note, the Loan Agreement, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; provided, however, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the Loan Agreement, including, without limitation, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii) the failure of Maker to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of the Loan Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property (as defined in the Loan Agreement) or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC (as defined in the Loan Agreement) interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of the Loan Agreement; (xii) the termination, cancellation or non-renewal of an Approved Manager (as defined in the Loan Agreement) or any other failure of an Approved Manager to serve as manager of any Permitted TIC (as defined in the Loan Agreement); (xiii) the failure of any Approved Manager to meet the Management Requirements (as defined in the Loan Agreement); and (xiv) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Maker or any Principal (as defined in the Loan Agreement) of Maker.

7

Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Loan Agreement, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

20.          Book Entry. Maker agrees to perform and comply with each of the covenants, conditions, provisions, and agreements of Maker contained in this Note, the Loan Agreement, the Mortgage and each of the Loan Documents. Maker agrees that the obligation evidenced by this Note shall be payable in accordance with its terms without offset, counterclaim, demand, withholding or deduction.

Maker hereby appoints Payee as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, this Note may be sold, transferred or assigned only upon notification by the holder to John Hancock at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of this Note is to be provided to:

John Hancock Life Insurance Company

c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

8

21.          Special State Provisions.

(a)           MAKER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL PURPOSES. MAKER FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THIS NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MAKER AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(b)           IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, (I) MAKER WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903(A) OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT THERETO, AND AUTHORIZES THE ATTORNEY OF PAYEE TO ISSUE A WRIT FOR THE PREJUDGMENT REMEDY WITHOUT COURT ORDER, AND (II) MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

This Note shall be governed and construed in accordance with the laws of the State of Connecticut and the applicable laws of the United States of America.

[Remainder of page intentionally left blank; signature page to follow.]

9

IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.

MAKER:

WU/LH 470 BRIDGEPORT L.L.C.				WU/LH 950 BRIDGEPORT L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 12 CASCADE L.L.C.				WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 22 MARSH HILL L.L.C.				WU/LH 25 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-CT]

WU/LH 269 LAMBERT L.L.C.				WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 412 FAIRVIEW PARK L.L.C.				WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 404 FIELDCREST L.L.C.				WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 100-110 MIDLAND L.L.C.				WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-CT]

WU/LH 199 RIDGEWOOD L.L.C.				WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 8 SLATER L.L.C.				WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 200 AMERICAN L.L.C.				WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 400 AMERICAN L.L.C.				WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-CT]

SCHEDULE C-CT

Loan No. 523053

CT 3 Year Note

MORTGAGE NOTE

$12,000,000.00	New York, New York
Note No: C-CT	February , 2008

FOR VALUE RECEIVED, WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter collectively referred to as “Maker”), promise to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY (“John Hancock”), a Massachusetts corporation, its successors and assigns, at its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Twelve Million and No/100 Dollars ($12,000,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

1.                                      Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)           If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

(b)           Interest only is to be paid in installments as follows: $51,200.00 on the first day of April, 2008 and on the first day of each calendar month thereafter up to and including the first day of February, 2011; and

(c)           The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the first day of March, 2011 (the “Maturity Date”).

Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; provided, however, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

The term “Applicable Interest Rate” as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of Five and Twelve One-Hundredths Percent (5.12%) per annum.

If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee’s sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee’s acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

This Note is issued by Maker to Payee pursuant to a certain Loan Agreement by and among Maker and John Hancock of even date herewith (the “Loan Agreement”) whereby John Hancock has agreed to make three (3) separate loans to Maker in the aggregate principal amount of $105,000,000.00. This Note evidences a portion of one of such loans, which loan is in the aggregate principal amount of $21,765,000.00 (the “CT Loan”), as set forth in the Loan Agreement. Reference is hereby made to the Loan Agreement for a full statement of the rights of the holder of, and the nature and extent of the security for, this Note. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, any other mortgage note evidencing any other portion of the CT Loan, and the Loan Agreement and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan Agreement or the indebtedness evidenced hereby (the “Loan Documents”) (all such sums hereinafter collectively referred to as the “Debt”) shall without notice become immediately due and payable at the option of Payee on the happening of an “Event of Default” as the same is defined in the Loan Agreement (hereinafter defined). All of the terms, covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of any conflict between the terms of the Note and the terms of the Loan Agreement, the Mortgages and other security instruments, the terms of this Note shall govern, except as specifically provided herein or in the Loan Agreement.

2.                                      Prepayment. Except as provided below, Maker may not prepay the loan evidenced by this Note in whole or in part.

On or after the end of the first 1.5 Loan Years (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days’ prior written notice specifying the scheduled payment date on which prepayment is to be made (the “Prepayment Date”). Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

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(a)           the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

(b)           1.0% of the principal balance of the Note immediately prior to such prepayment.

All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate plus twenty-five (25) basis points, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

The loan evidenced by this Note will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of this Note.

If any notice of prepayment is given, the principal balance of the loan evidenced by this Note and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

Provided no default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee’s election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

No partial prepayment shall be allowed.

The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

3.             Acceleration/Default. Maker acknowledges that the loan evidenced by this Note was made on the basis and assumption that Payee would receive the payments of principal and interest set forth herein for the full term of this Note. Therefore, whenever the Maturity Date of the loan evidenced by this Note has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee’s sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a premium equal to the greater of:

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(a)                                 The sum obtained by adding:

(i)            the positive amount, if any, equal to (aa) the sum of the present values of all scheduled payments due under this Note from the date of said payment to and including the Maturity Date of the Note, minus (bb) the then outstanding principal balance of the Note, and

(ii)           1.0 % of the then outstanding principal balance of the Note; or

(b)                                 An amount equal to 10.0 % of the then outstanding principal balance of the Note.

All present values shall be calculated as of the date of said payment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the date of said payment. In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee’s option, such payment shall include a premium as described above.

4.             Default Rate. Maker does hereby agree that upon the occurrence of an Event of Default and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker’s initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the “Default Rate”) equal to seven percent (7%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. Notwithstanding the provisions of any statute or regulation to the contrary, the Default Rate shall apply to all sums evidenced hereby upon, during and after an Event of Default as provided herein, and also after entry of a judgment or judgments against Maker (whether in a mortgage foreclosure action or otherwise), and whether or not any event described in Paragraph 3.12 of the Loan Agreement hereof has occurred. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

4

5.             Late Charge. If any monthly principal and interest payment payable under this Note is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

6.             Security for Loan. This Note is secured by, among other things, the Mortgage and certain other Loan Documents as set forth in the Loan Agreement. The term “Mortgage” as used in this Note shall mean that certain Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof in the principal sum of the CT Loan given by Maker for the use and benefit of Payee covering certain premises located at 269 South Lambert Road, 12 Cascade Boulevard, 15 and 25 Executive Boulevard and 22 Marsh Hill Road in Orange, Connecticut, 950 Bridgeport Avenue in Milford, Connecticut and 470 Bridgeport Avenue in Shelton, Connecticut.

7.             Compliance with Law. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker’s having paid any interest in excess of that permitted by applicable law, then it is Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Loan Agreement, the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

8.             Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

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9.             Joint and Several Liability. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.          Construction. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators.

11.          Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement, the Mortgage or any other Loan Documents.

12.          Authority. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

13.          Time. Time is of the essence of this Note.

14.          Replacement Note. In the event of the loss, theft or destruction of this Note, upon Maker’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

15.          Notice. All notices required to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

16.          Costs and Expenses. Maker shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

6

17.          Forbearance. Any forbearance by Payee in exercising any right or remedy under this Note, the Loan Agreement, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker’s obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

18.          Section Headings. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

19.          Limitation on Liability. Notwithstanding anything to the contrary contained herein, but subject to the obligations of Section 6.6 of the Loan Agreement, any claim based on or in respect of any liability of Maker under this Note, the Loan Agreement, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; provided, however, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the Loan Agreement, including, without limitation, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii) the failure of Maker to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of the Loan Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property (as defined in the Loan Agreement) or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC (as defined in the Loan Agreement) interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of the Loan Agreement; (xii) the termination, cancellation or non-renewal of an Approved Manager (as defined in the Loan Agreement) or any other failure of an Approved Manager to serve as manager of any Permitted TIC (as defined in the Loan Agreement); (xiii) the failure of any Approved Manager to meet the Management Requirements (as defined in the Loan Agreement); and (xiv) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Maker or any Principal (as defined in the Loan Agreement) of Maker.

7

Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Loan Agreement, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

20.          Book Entry. Maker agrees to perform and comply with each of the covenants, conditions, provisions, and agreements of Maker contained in this Note, the Loan Agreement, the Mortgage and each of the Loan Documents. Maker agrees that the obligation evidenced by this Note shall be payable in accordance with its terms without offset, counterclaim, demand, withholding or deduction.

Maker hereby appoints Payee as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, this Note may be sold, transferred or assigned only upon notification by the holder to John Hancock at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of this Note is to be provided to:

John Hancock Life Insurance Company

c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

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21.           Special State Provisions.

(a)           MAKER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL PURPOSES. MAKER FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THIS NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MAKER AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(b)           IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, (I) MAKER WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903(A) OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT THERETO, AND AUTHORIZES THE ATTORNEY OF PAYEE TO ISSUE A WRIT FOR THE PREJUDGMENT REMEDY WITHOUT COURT ORDER, AND (II) MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

This Note shall be governed and construed in accordance with the laws of the State of Connecticut and the applicable laws of the United States of America.

[Remainder of page intentionally left blank; signature page to follow.]

9

IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.

MAKER:

WU/LH 470 BRIDGEPORT L.L.C.				WU/LH 950 BRIDGEPORT L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 12 CASCADE L.L.C.				WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 22 MARSH HILL L.L.C.				WU/LH 25 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note C-CT]

WU/LH 269 LAMBERT L.L.C.				WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 412 FAIRVIEW PARK L.L.C.				WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 404 FIELDCREST L.L.C.				WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 100-110 MIDLAND L.L.C.				WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note C-CT]

WU/LH 199 RIDGEWOOD L.L.C.				WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 8 SLATER L.L.C.				WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 200 AMERICAN L.L.C.				WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 400 AMERICAN L.L.C.				WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note C-CT]

SCHEDULE A-NJ	Loan No. 522808

NJ 10 Year Note

MORTGAGE NOTE

$20,960,000.00	New York, New York
Note No: A-NJ	February , 2008

FOR VALUE RECEIVED, WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter collectively referred to as “Maker”), promise to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY (“John Hancock”), a Massachusetts corporation, its successors and assigns, at its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Twenty Million Nine Hundred Sixty Thousand and No/100 Dollars ($20,960,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

1.          Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)           If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

(b)           Interest only is to be paid in installments as follows: $107,769.33 on the first day of April, 2008 and on the first day of each calendar month thereafter up to and including the first day of March, 2013;

(c)           Principal and interest is to be paid in installments as follows: $127,965.75 on the first day of April, 2013, and on the first day of each calendar month thereafter up to and including the first day of February, 2018; and

(d)           The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the first day of March, 2018 (the “Maturity Date”).

Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; provided, however, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

The term “Applicable Interest Rate” as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of Six and Seventeen One-Hundredths Percent (6.17%) per annum.

If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee’s sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee’s acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

This Note is issued by Maker to Payee pursuant to a certain Loan Agreement by and among Maker and John Hancock of even date herewith (the “Loan Agreement”) whereby John Hancock has agreed to make three (3) separate loans to Maker in the aggregate principal amount of $105,000,000.00. This Note evidences a portion of one of such loans, which loan is in the aggregate principal amount of $32,585,000.00 (the “NJ Loan”), as set forth in the Loan Agreement. Reference is hereby made to the Loan Agreement for a full statement of the rights of the holder of, and the nature and extent of the security for, this Note. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, any other mortgage note evidencing any other portion of the NJ Loan, and the Loan Agreement and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan Agreement or the indebtedness evidenced hereby (the “Loan Documents”) (all such sums hereinafter collectively referred to as the “Debt”) shall without notice become immediately due and payable at the option of Payee on the happening of an “Event of Default” as the same is defined in the Loan Agreement (hereinafter defined). All of the terms, covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of any conflict between the terms of the Note and the terms of the Loan Agreement, the Mortgages and other security instruments, the terms of this Note shall govern, except as specifically provided herein or in the Loan Agreement.

2.             Prepayment. Except as provided below, Maker may not prepay the loan evidenced by this Note in whole or in part.

On or after the end of the fifth (5th) Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days’ prior written notice specifying the scheduled payment date on which prepayment is to be made (the “Prepayment Date”), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

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(a)           the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

(b)           1.0% of the principal balance of the Note immediately prior to such prepayment.

All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate plus twenty-five (25) basis points, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

The loan evidenced by this Note will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of this Note.

If any notice of prepayment is given, the principal balance of the loan evidenced by this Note and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

Provided no default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee’s election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

No partial prepayment shall be allowed.

The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

3.             Acceleration/Default. Maker acknowledges that the loan evidenced by this Note was made on the basis and assumption that Payee would receive the payments of principal and interest set forth herein for the full term of this Note. Therefore, whenever the Maturity Date of the loan evidenced by this Note has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee’s sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a premium equal to the greater of:

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(a)           The sum obtained by adding:

(i)            the positive amount, if any, equal to (aa) the sum of the present values of all scheduled payments due under this Note from the date of said payment to and including the Maturity Date of the Note, minus (bb) the then outstanding principal balance of the Note, and

(ii)           1.0 % of the then outstanding principal balance of the Note; or

(b)           An amount equal to 10.0 % of the then outstanding principal balance of the Note.

All present values shall be calculated as of the date of said payment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the date of said payment. In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee’s option, such payment shall include a premium as described above.

4.             Default Rate. Maker does hereby agree that upon the occurrence of an Event of Default and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker’s initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the “Default Rate”) equal to seven percent (7%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. Notwithstanding the provisions of any statute or regulation to the contrary, the Default Rate shall apply to all sums evidenced hereby upon, during and after an Event of Default as provided herein, and also after entry of a judgment or judgments against Maker (whether in a mortgage foreclosure action or otherwise), and whether or not any event described in Paragraph 3.12 of the Loan Agreement hereof has occurred. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

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5.             Late Charge. If any monthly principal and interest payment payable under this Note is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

6.             Security for Loan. This Note is secured by, among other things, the Mortgage and certain other Loan Documents as set forth in the Loan Agreement. The term “Mortgage” as used in this Note shall mean that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof in the principal sum of the NJ Loan given by Maker for the use and benefit of Payee covering certain premises located at 100 American Road, Morris Plains, New Jersey, 200 American Road, Morris Plains, New Jersey, 300 American Road, Morris Plains, New Jersey, 400 American Road, Morris Plains, New Jersey and 500 American Road, Morris Plains, New Jersey.

7.             Compliance with Law. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker’s having paid any interest in excess of that permitted by applicable law, then it is Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Loan Agreement, the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

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8.             Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

9.             Joint and Several Liability. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.          Construction. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators.

11.          Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement, the Mortgage or any other Loan Documents.

12.          Authority. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

13.          Time. Time is of the essence of this Note.

14.          Replacement Note. In the event of the loss, theft or destruction of this Note, upon Maker’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

15.          Notice. All notices required to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

16.          Costs and Expenses. Maker shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

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17.          Forbearance. Any forbearance by Payee in exercising any right or remedy under this Note, the Loan Agreement, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker’s obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

18.          Section Headings. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

19.          Limitation on Liability. Notwithstanding anything to the contrary contained herein, but subject to the obligations of Section 6.6 of the Loan Agreement, any claim based on or in respect of any liability of Maker under this Note, the Loan Agreement, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; provided, however, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the Loan Agreement, including, without limitation, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii)the failure of Maker to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of the Loan Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property (as defined in the Loan Agreement) or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC (as defined in the Loan Agreement) interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of the Loan Agreement; (xii) the termination, cancellation or nonrenewal of an Approved Manager (as defined in the Loan Agreement) or any other failure of an Approved Manager to serve as manager of any Permitted TIC (as defined in the Loan Agreement); (xiii) the failure of any Approved Manager to meet the Management Requirements (as defined in the Loan Agreement); and (xiv) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Maker or any Principal (as defined in the Loan Agreement) of Maker.

7

Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Loan Agreement, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z)to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

20.          Book Entry. Maker agrees to perform and comply with each of the covenants, conditions, provisions, and agreements of Maker contained in this Note, the Loan Agreement, the Mortgage and each of the Loan Documents. Maker agrees that the obligation evidenced by this Note shall be payable in accordance with its terms without offset, counterclaim, demand, withholding or deduction.

Maker hereby appoints Payee as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, this Note may be sold, transferred or assigned only upon notification by the holder to John Hancock at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of this Note is to be provided to:

John Hancock Life Insurance Company

c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

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21.          Special State Provisions.

(a)           MAKER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL PURPOSES. MAKER FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THIS NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MAKER AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(b)           IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

This Note shall be governed and construed in accordance with the laws of the State of New Jersey and the applicable laws of the United States of America.

[Remainder of page intentionally left blank; signature page to follow.]

9

IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.

MAKER:

WU/LH 470 BRIDGEPORT L.L.C.				WU/LH 950 BRIDGEPORT L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 12 CASCADE L.L.C.				WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 22 MARSH HILL L.L.C.				WU/LH 25 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-NJ]

WU/LH 269 LAMBERT L.L.C.				WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 412 FAIRVIEW PARK L.L.C.				WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 404 FIELDCREST L.L.C.				WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 100-110 MIDLAND L.L.C.				WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-NJ]

WU/LH 199 RIDGEWOOD L.L.C.				WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 8 SLATER L.L.C.				WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 200 AMERICAN L.L.C.				WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 400 AMERICAN L.L.C.				WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-NJ]

SCHEDULE B-NJ	Loan No. 523017

NJ 5 Year Note

MORTGAGE NOTE

$11,625,000.00	New York, New York
Note No: B-NJ	February , 2008

FOR VALUE RECEIVED, WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C, WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter collectively referred to as “Maker”), promise to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY (“John Hancock”), a Massachusetts corporation, its successors and assigns, at its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Eleven Million Six Hundred Twenty Five Thousand and No/100 Dollars ($11,625,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

1.                                      Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)                                 If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

(b)                                 Interest only is to be paid in installments as follows: $52,700.00 on the first day of April, 2008 and on the first day of each calendar month thereafter up to and including the first day of February, 2013; and

(c)                                  The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the first day of March, 2013 (the “Maturity Date”).

Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; provided, however, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

The term “Applicable Interest Rate” as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of Five and Forty-Four One-Hundredths Percent (5.44%) per annum.

If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee’s sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee’s acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

This Note is issued by Maker to Payee pursuant to a certain Loan Agreement by and among Maker and John Hancock of even date herewith (the “Loan Agreement”) whereby John Hancock has agreed to make three (3) separate loans to Maker in the aggregate principal amount of $105,000,000.00. This Note evidences a portion of one of such loans, which loan is in the aggregate principal amount of $32,585,000.00 (the “NJ Loan”), as set forth in the Loan Agreement. Reference is hereby made to the Loan Agreement for a full statement of the rights of the holder of, and the nature and extent of the security for, this Note. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, any other mortgage note evidencing any other portion of the NJ Loan, and the Loan Agreement and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan Agreement or the indebtedness evidenced hereby (the “Loan Documents”) (all such sums hereinafter collectively referred to as the “Debt”) shall without notice become immediately due and payable at the option of Payee on the happening of an “Event of Default” as the same is defined in the Loan Agreement (hereinafter defined). All of the terms, covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of any conflict between the terms of the Note and the terms of the Loan Agreement, the Mortgages and other security instruments, the terms of this Note shall govern, except as specifically provided herein or in the Loan Agreement.

2.                                      Prepayment. Except as provided below, Maker may not prepay the loan evidenced by this Note in whole or in part.

On or after the end of the third (3rd) Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days’ prior written notice specifying the scheduled payment date on which prepayment is to be made (the “Prepayment Date”), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

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(a)                                 the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

(b)                                 1.0% of the principal balance of the Note immediately prior to such prepayment.

All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate plus twenty-five (25) basis points, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

The loan evidenced by this Note will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of this Note.

If any notice of prepayment is given, the principal balance of the loan evidenced by this Note and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

Provided no default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee’s election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

No partial prepayment shall be allowed.

The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

3.                                      Acceleration/Default. Maker acknowledges that the loan evidenced by this Note was made on the basis and assumption that Payee would receive the payments of principal and interest set forth herein for the full term of this Note. Therefore, whenever the Maturity Date of the loan evidenced by this Note has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee’s sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a premium equal to the greater of:

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(a)                               The sum obtained by adding:

(i)                                     the positive amount, if any, equal to (aa) the sum of the present values of all scheduled payments due under this Note from the date of said payment to and including the Maturity Date of the Note, minus (bb) the then outstanding principal balance of the Note, and

(ii)                               1.0 % of the then outstanding principal balance of the Note; or

(b)                               An amount equal to 10.0 % of the then outstanding principal balance of the Note.

All present values shall be calculated as of the date of said payment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the date of said payment. In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee’s option, such payment shall include a premium as described above.

4.                                      Default Rate. Maker does hereby agree that upon the occurrence of an Event of Default and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker’s initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the “Default Rate”) equal to seven percent (7%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. Notwithstanding the provisions of any statute or regulation to the contrary, the Default Rate shall apply to all sums evidenced hereby upon, during and after an Event of Default as provided herein, and also after entry of a judgment or judgments against Maker (whether in a mortgage foreclosure action or otherwise), and whether or not any event described in Paragraph 3.12 of the Loan Agreement hereof has occurred. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

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5.                                      Late Charge. If any monthly principal and interest payment payable under this Note is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

6.                                      Security for Loan. This Note is secured by, among other things, the Mortgage and certain other Loan Documents as set forth in the Loan Agreement The term “Mortgage” as used in this Note shall mean that certain Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof in the principal sum of the NJ Loan given by Maker for the use and benefit of Payee covering certain premises located at 100 American Road, Morris Plains, New Jersey, 200 American Road, Morris Plains, New Jersey, 300 American Road, Morris Plains, New Jersey, 400 American Road, Morris Plains, New Jersey, and 500 American Road, Morris Plains, New Jersey.

7.                                      Compliance with Law. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker’s having paid any interest in excess of that permitted by applicable law, then it is Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Loan Agreement, the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

8.                                      Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

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9.                                      Joint and Several Liability. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.                               Construction. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators.

11.                               Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement, the Mortgage or any other Loan Documents.

12.                               Authority. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

13.                               Time. Time is of the essence of this Note.

14.                               Replacement Note. In the event of the loss, theft or destruction of this Note, upon Maker’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

15.                               Notice. All notices required to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

16.                               Costs and Expenses. Maker shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

6

17.                               Forbearance. Any forbearance by Payee in exercising any right or remedy under this Note, the Loan Agreement, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker’s obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

18.                               Section Headings. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

19.                               Limitation on Liability. Notwithstanding anything to the contrary contained herein, but subject to the obligations of Section 6.6 of the Loan Agreement, any claim based on or in respect of any liability of Maker under this Note, the Loan Agreement, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; provided, however, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the Loan Agreement, including, without limitation, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii) the failure of Maker to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of the Loan Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property (as defined in the Loan Agreement) or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC (as defined in the Loan Agreement) interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of the Loan Agreement; (xii) the termination, cancellation or non-renewal of an Approved Manager (as defined in the Loan Agreement) or any other failure of an Approved Manager to serve as manager of any Permitted TIC (as defined in the Loan Agreement); (xiii) the failure of any Approved Manager to meet the Management Requirements (as defined in the Loan Agreement); and (xiv) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Maker or any Principal (as defined in the Loan Agreement) of Maker.

7

Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Loan Agreement, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

20.                               Book Entry. Maker agrees to perform and comply with each of the covenants, conditions, provisions, and agreements of Maker contained in this Note, the Loan Agreement, the Mortgage and each of the Loan Documents. Maker agrees that the obligation evidenced by this Note shall be payable in accordance with its terms without offset, counterclaim, demand, withholding or deduction.

Maker hereby appoints Payee as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, this Note may be sold, transferred or assigned only upon notification by the holder to John Hancock at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of this Note is to be provided to:

John Hancock Life Insurance Company

c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

21.                               Special State Provisions.

(a)                                 MAKER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL PURPOSES.

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MAKER FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THIS NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MAKER AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(b)                                 IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

This Note shall be governed and construed in accordance with the laws of the State of New Jersey and the applicable laws of the United States of America.

[Remainder of page intentionally left blank; signature page to follow.]

9

IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.

MAKER:

WU/LH 470 BRIDGEPORT L.L.C.				WU/LH 950 BRIDGEPORT L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 12 CASCADE L.L.C.				WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 22 MARSH HILL L.L.C.				WU/LH 25 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note B-NJ]

WU/LH 269 LAMBERT L.L.C.				WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 412 FAIRVIEW PARK L.L.C.				WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 404 FIELDCREST L.L.C.				WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 100-110 MIDLAND L.L.C.				WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note B-NJ]

WU/LH 199 RIDGEWOOD L.L.C.				WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 8 SLATER L.L.C.				WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 200 AMERICAN L.L.C.				WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 400 AMERICAN L.L.C.				WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note B-NJ]

SCHEDULE A-NY

Loan No. 522917:11

NY 10 Year Note

MORTGAGE NOTE

$30,650,000.00	New York, New York
Note No: A-NY	February , 2008

FOR VALUE RECEIVED, WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 R1DGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter collectively referred to as “Maker”), promise to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY (“John Hancock”), a Massachusetts corporation, its successors and assigns, at its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Thirty Million Six Hundred Fifty Thousand and No/100 Dollars ($30,650,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

1.                                      Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)                                 If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

(b)                                 Interest only is to be paid in installments as follows: $157,592.08 on the first day of April, 2008 and on the first day of each calendar month thereafter up to and including the first day of March, 2013;

(c)                                  Principal and interest is to be paid in installments as follows: $187,125.48 on the first day of April, 2013, and on the first day of each calendar month thereafter up to and including the first day of February, 2018; and

(d)                                 The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the first day of March, 2018 (the “Maturity Date”).

Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; provided, however, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

The term “Applicable Interest Rate” as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of Six and Seventeen One-Hundredths Percent (6.17%) per annum.

If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee’s sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee’s acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

This Note is issued by Maker to Payee pursuant to a certain Loan Agreement by and among Maker and John Hancock of even date herewith (the ‘‘Loan Agreement”) whereby John Hancock has agreed to make three (3) separate loans to Maker in the aggregate principal amount of $105,000,000.00. This Note evidences a portion of one of such loans, which loan is in the aggregate principal amount of $50,650,000.00 (the “NY Loan”), as set forth in the Loan Agreement. Reference is hereby made to the Loan Agreement for a full statement of the rights of the holder of, and the nature and extent of the security for, this Note. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, any other mortgage note evidencing any other portion of the NY Loan, and the Loan Agreement and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan Agreement or the indebtedness evidenced hereby (the “Loan Documents”) (all such sums hereinafter collectively referred to as the “Debt”) shall without notice become immediately due and payable at the option of Payee on the happening of an “Event of Default” as the same is defined in the Loan Agreement (hereinafter defined). All of the terms, covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of any conflict between the terms of the Note and the terms of the Loan Agreement, the Mortgages and other security instruments, the terms of this Note shall govern, except as specifically provided herein or in the Loan Agreement.

2.                                      Prepayment. Except as provided below, Maker may not prepay the loan evidenced by this Note in whole or in part.

On or after the end of the fifth (5th) Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days’ prior written notice specifying the scheduled payment date on which prepayment is to be made (the “Prepayment Date”), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

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(a)                                 the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

(b)                                 1.0% of the principal balance of the Note immediately prior to such prepayment.

All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate plus twenty-five (25) basis points, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

The loan evidenced by this Note will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of this Note.

If any notice of prepayment is given, the principal balance of the loan evidenced by this Note and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

Provided no default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee’s election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

No partial prepayment shall be allowed.

The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

3.                                      Acceleration/Default. Maker acknowledges that the loan evidenced by this Note was made on the basis and assumption that Payee would receive the payments of principal and interest set forth herein for the full term of this Note. Therefore, whenever the Maturity Date of the loan evidenced by this Note has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee’s sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a premium equal to the greater of:

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(a)                                 The sum obtained by adding:

(i)                                     the positive amount, if any, equal to (aa) the sum of the present values of all scheduled payments due under this Note from the date of said payment to and including the Maturity Date of the Note, minus (bb) the then outstanding principal balance of the Note, and

(ii)                                  1.0 % of the then outstanding principal balance of the Note; or

(b)                                 An amount equal to 10.0 % of the then outstanding principal balance of the Note.

All present values shall be calculated as of the date of said payment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the date of said payment In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee’s option, such payment shall include a premium as described above.

4.                                      Default Rate. Maker does hereby agree that upon the occurrence of an Event of Default and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker’s initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the “Default Rate”) equal to seven percent (7%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. Notwithstanding the provisions of any statute or regulation to the contrary, the Default Rate shall apply to all sums evidenced hereby upon, during and after an Event of Default as provided herein, and also after entry of a judgment or judgments against Maker (whether in a mortgage foreclosure action or otherwise), and whether or not any event described in Paragraph 3.12 of the Loan Agreement hereof has occurred. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage.  This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

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5.                                      Late Charge. If any monthly principal and interest payment payable under this Note is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

6.                                      Security for Loan. This Note is secured by, among other things, the Mortgage and certain other Loan Documents as set forth in the Loan Agreement. The term “Mortgage” as used in this Note shall mean that certain Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof in the principal sum of the NY Loan given by Maker for the use and benefit of Payee covering certain premises located at 103 Fairview Park Drive, 412 Fairview Park Drive, 401 Fieldcrest Drive, 404 Fieldcrest Drive, 199 Ridgewood Drive, and 203 Ridgewood Drive in the Town of Greenburgh, and at 36 Midland Avenue, 100-110 Midland Avenue, 112 Midland Avenue, and 8 Slater Street in the Village of Port Chester, all in the County of Westchester and State of New York, as more particularly described therein.

7.                                      Compliance with Law. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker’s having paid any interest in excess of that permitted by applicable law, then it is Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Loan Agreement, the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

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8.                                      Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

9.                                      Joint and Several Liability, If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.                               Construction. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators.

11.                               Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement, the Mortgage or any other Loan Documents.

12.                               Authority. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

13.                               Time. Time is of the essence of this Note.

14.                               Replacement Note. In the event of the loss, theft or destruction of this Note, upon Maker’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

15.                               Notice. All notices required to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

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16.                               Costs and Expenses. Maker shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

17.                               Forbearance. Any forbearance by Payee in exercising any right or remedy under this Note, the Loan Agreement, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker’s obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

18.                               Section Headings. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

19.                               Limitation on Liability. Notwithstanding anything to the contrary contained herein, but subject to the obligations of Section 6.6 of the Loan Agreement, any claim based on or in respect of any liability of Maker under this Note, the Loan Agreement, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; provided, however, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the Loan Agreement, including, without limitation, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii) the failure of Maker to maintain its status as a single purpose , bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of the Loan Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property (as defined in the Loan Agreement) or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC (as defined in the Loan Agreement) interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of the Loan Agreement; (xii) the termination, cancellation or non-renewal of an Approved Manager (as defined in the Loan Agreement) or any other failure of an Approved Manager to serve as manager of any Permitted TIC (as defined in the Loan Agreement); (xiii) the failure of any Approved Manager to meet the Management Requirements (as defined in the Loan Agreement); and (xiv) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Maker or any Principal (as defined in the Loan Agreement) of Maker.

7

Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111 (b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Loan Agreement, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

20.                               Book Entry. Maker agrees to perform and comply with each of the covenants, conditions, provisions, and agreements of Maker contained in this Note, the Loan Agreement, the Mortgage and each of the Loan Documents. Maker agrees that the obligation evidenced by this Note shall be payable in accordance with its terms without offset, counterclaim, demand, withholding or deduction.

Maker hereby appoints Payee as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, this Note may be sold, transferred or assigned only upon notification by the holder to John Hancock at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of this Note is to be provided to:

8

John Hancock Life Insurance Company

c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

21.                               Special State Provisions.

(a)                                 MAKER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL PURPOSES. MAKER FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THIS NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MAKER AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(b)                                 IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

This Note shall be governed and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

[Remainder of page intentionally left blank; signature page to follow.]

9

IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.

MAKER:

WU/LH 470 BRIDGEPORT L.L.C.				WU/LH 950 BRIDGEPORT L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 12 CASCADE L.L.C.				WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 22 MARSH HILL L.L.C.				WU/LH 25 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-NY]

10

WU/LH 269 LAMBERT L.L.C.				WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 412 FAIRVIEW PARK L.L.C.				WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 404 FIELDCREST L.L.C.				WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 100-110 MIDLAND L.L.C.				WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-NY]

11

WU/LH 199 RIDGEWOOD L.L.C.				WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 8 SLATER L.L.C.				WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 200 AMERICAN L.L.C.				WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 400 AMERICAN L.L.C.				WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-NY]

12

Schedule B-NY

Loan No. 523062:11

NY 5 Year Note

MORTGAGE NOTE

$16,100,000.00	New York, New York
Note No: B-NY	February , 2008

FOR VALUE RECEIVED, WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter collectively referred to as “Maker”), promise to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY (“John Hancock”), a Massachusetts corporation, its successors and assigns, at its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Sixteen Million One Hundred Thousand and No/100 Dollars ($16,100,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

1.             Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)           If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

(b)           Interest only is to be paid in installments as follows: $72,986.67 on the first day of April, 2008 and on the first day of each calendar month thereafter up to and including the first day of February, 2013; and

(c)           The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the first day of March, 2013 (the “Maturity Date”).

Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; provided, however, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

The term “Applicable Interest Rate” as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of Five and Forty-Four One-Hundredths Percent (5.44%) per annum.

If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee’s sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee’s acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

This Note is issued by Maker to Payee pursuant to a certain Loan Agreement by and among Maker and John Hancock of even date herewith (the “Loan Agreement”) whereby John Hancock has agreed to make three (3) separate loans to Maker in the aggregate principal amount of $105,000,000.00. This Note evidences a portion of one of such loans, which loan is in the aggregate principal amount of $50,650,000.00 (the “NY Loan”), as set forth in the Loan Agreement. Reference is hereby made to the Loan Agreement for a full statement of the rights of the holder of, and the nature and extent of the security for, this Note. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, any other mortgage note evidencing any other portion of the NY Loan, and the Loan Agreement and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan Agreement or the indebtedness evidenced hereby (the “Loan Documents”) (all such sums hereinafter collectively referred to as the “Debt”) shall without notice become immediately due and payable at the option of Payee on the happening of an “Event of Default” as the same is defined in the Loan Agreement (hereinafter defined). All of the terms covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of any conflict between the terms of the Note and the terms of the Loan Agreement, the Mortgages and other security instruments, the terms of this Note shall govern, except as specifically provided herein or in the Loan Agreement.

2.             Prepayment. Except as provided below, Maker may not prepay the loan evidenced by this Note in whole or in part.

On or after the end of the third (3rd) Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days’ prior written notice specifying the scheduled payment date on which prepayment is to be made (the “Prepayment Date”), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

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(a)           the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

(b)           1.0% of the principal balance of the Note immediately prior to such prepayment.

All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate plus twenty-five (25) basis points, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

The loan evidenced by this Note will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of this Note.

If any notice of prepayment is given, the principal balance of the loan evidenced by this Note and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

Provided no default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee’s election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

No partial prepayment shall be allowed.

The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

3.             Acceleration/Default. Maker acknowledges that the loan evidenced by this Note was made on the basis and assumption that Payee would receive the payments of principal and interest set forth herein for the full term of this Note. Therefore, whenever the Maturity Date of the loan evidenced by this Note has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee’s sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a premium equal to the greater of:

3

(a)           The sum obtained by adding:

(i)            the positive amount, if any, equal to (aa) the sum of the present values of all scheduled payments due under this Note from the date of said payment to and including the Maturity Date of the Note, minus (bb) the then outstanding principal balance of the Note, and

(ii)           1.0 % of the then outstanding principal balance of the Note; or

(b)           An amount equal to 10.0 % of the then outstanding principal balance of the Note.

All present values shall be calculated as of the date of said payment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the date of said payment. In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee’s option, such payment shall include a premium as described above.

4.             Default Rate. Maker does hereby agree that upon the occurrence of an Event of Default and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker’s initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the “Default Rate”) equal to seven percent (7%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. Notwithstanding the provisions of any statute or regulation to the contrary, the Default Rate shall apply to all sums evidenced hereby upon, during and after an Event of Default as provided herein, and also after entry of a judgment or judgments against Maker (whether in a mortgage foreclosure action or otherwise), and whether or not any event described in Paragraph 3.12 of the Loan Agreement hereof has occurred. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

4

5.             Late Charge. If any monthly principal and interest payment payable under this Note is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

6.             Amendment and Restatement; Security for Loan. This Note is secured by, among other things, the Mortgage and certain other Loan Documents as set forth in the Loan Agreement. The term “Mortgage” as used in this Note shall mean that certain Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof in the principal sum of the NY Loan given by Maker for the use and benefit of Payee covering certain premises located at 103 Fairview Park Drive, 412 Fairview Park Drive, 401 Fieldcrest Drive, 404 Fieldcrest Drive, 199 Ridgewood Drive, and 203 Ridgewood Drive in the Town of Greenburgh, and at 36 Midland Avenue, 100-110 Midland Avenue, 112 Midland Avenue, and 8 Slater Street in the Village of Port Chester, all in the County of Westchester and State of New York, as more particularly described therein.

7.             Compliance with Law. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker’s having paid any interest in excess of that permitted by applicable law, then it is Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Loan Agreement, the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

8.             Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

5

9.             Joint and Several Liability. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.          Construction. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators.

11.          Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement, the Mortgage or any other Loan Documents.

12.          Authority. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

13.          Time. Time is of the essence of this Note.

14.          Replacement Note. In the event of the loss, theft or destruction of this Note, upon Maker’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

15.          Notice. All notices required to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

16.          Costs and Expenses. Maker shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

6

17.          Forbearance. Any forbearance by Payee in exercising any right or remedy under this Note, the Loan Agreement, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker’s obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

18.          Section Headings. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

19.          Limitation on Liability. Notwithstanding anything to the contrary contained herein, but subject to the obligations of Section 6.6 of the Loan Agreement, any claim based on or in respect of any liability of Maker under this Note, the Loan Agreement, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; provided, however, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the Loan Agreement, including, without limitation, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii) the failure of Maker to maintain its status as a single purpose , bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of the Loan Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property (as defined in the Loan Agreement) or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC (as defined in the Loan Agreement) interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of the Loan Agreement; (xii) the termination, cancellation or non-renewal of an Approved Manager (as defined in the Loan Agreement) or any other failure of an Approved Manager to serve as manager of any Permitted TIC (as defined in the Loan Agreement); (xiii) the failure of any Approved Manager to meet the Management Requirements (as defined in the Loan Agreement); and (xiv) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Maker or any Principal (as defined in the Loan Agreement) of Maker.

7

Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Loan Agreement, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

20.          Book Entry. Maker agrees to perform and comply with each of the covenants, conditions, provisions, and agreements of Maker contained in this Note, the Loan Agreement, the Mortgage and each of the Loan Documents. Maker agrees that the obligation evidenced by this Note shall be payable in accordance with its terms without offset, counterclaim, demand, withholding or deduction.

Maker hereby appoints Payee as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, this Note may be sold, transferred or assigned only upon notification by the holder to John Hancock at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of this Note is to be provided to:

John Hancock Life Insurance Company

c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

8

21.          Special State Provisions.

(a)           MAKER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL PURPOSES. MAKER FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THIS NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MAKER AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(b)           IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

This Note shall be governed and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

[Remainder of page intentionally left blank; signature page to follow.]

9

IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.

MAKER:

WU/LH 470 BRIDGEPORT L.L.C.				WU/LH 950 BRIDGEPORT L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 12 CASCADE L.L.C.				WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 22 MARSH HILL L.L.C.				WU/LH 25 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note B-NY]

WU/LH 269 LAMBERT L.L.C.				WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 412 FAIRVIEW PARK L.L.C.				WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 404 FIELDCREST L.L.C.				WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 100-110 MIDLAND L.L.C.				WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note B-NY]

WU/LH 199 RIDGEWOOD L.L.C.				WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 8 SLATER L.L.C.				WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 200 AMERICAN L.L.C.				WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 400 AMERICAN L.L.C.				WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note B-NY]

SCHEDULE C-NY
Loan No. 523071:11
NY 3 Year Note

MORTGAGE NOTE

$3,900,000.00	New York, New York
Note No: C-NY	February , 2008

FOR VALUE RECEIVED, WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter collectively referred to as “Maker”), promise to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY (“John Hancock”), a Massachusetts corporation, its successors and assigns, at its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Three Million Nine Hundred Thousand and No/100 Dollars ($3,900,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

1.                              Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)                                 If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

(b)                                 Interest only is to be paid in installments as follows: $16,640.00 on the first day of April, 2008 and on the first day of each calendar month thereafter up to and including the first day of February, 2011; and

(c)                                  The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the first day of March, 2011 (the “Maturity Date”).

Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; provided, however, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

The term “Applicable Interest Rate” as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of Five and Twelve One-Hundredths Percent (5.12%) per annum.

If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee’s sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee’s acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

This Note is issued by Maker to Payee pursuant to a certain Loan Agreement by and among Maker and John Hancock of even date herewith (the “Loan Agreement”) whereby John Hancock has agreed to make three (3) separate loans to Maker in the aggregate principal amount of $105,000,000.00. This Note evidences a portion of one of such loans, which loan is in the aggregate principal amount of $50,650,000.00 (the “NY Loan”), as set forth in the Loan Agreement. Reference is hereby made to the Loan Agreement for a full statement of the rights of the holder of, and the nature and extent of the security for, this Note. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, any other mortgage note evidencing any other portion of the NY Loan, and the Loan Agreement and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan Agreement or the indebtedness evidenced hereby (the “Loan Documents”) (all such sums hereinafter collectively referred to as the “Debt”) shall without notice become immediately due and payable at the option of Payee on the happening of an “Event of Default” as the same is defined in the Loan Agreement (hereinafter defined). All of the terms, covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of any conflict between the terms of the Note and the terms of the Loan Agreement, the Mortgages and other security instruments, the terms of this Note shall govern, except as specifically provided herein or in the Loan Agreement.

2.                                      Prepayment.  Except as provided below, Maker may not prepay the loan evidenced by this Note in whole or in part.

On or after the end of the first 1.5 Loan Years (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days’ prior written notice specifying the scheduled payment date on which prepayment is to be made (the “Prepayment Date”). Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

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(a)                                 the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

(b)                                 1.0% of the principal balance of the Note immediately prior to such prepayment.

All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate plus twenty-five (25) basis points, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

The loan evidenced by this Note will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of this Note.

If any notice of prepayment is given, the principal balance of the loan evidenced by this Note and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

Provided no default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee’s election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

No partial prepayment shall be allowed.

The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

3.                                      Acceleration/Default. Maker acknowledges that the loan evidenced by this Note was made on the basis and assumption that Payee would receive the payments of principal and interest set forth herein for the full term of this Note. Therefore, whenever the Maturity Date of the loan evidenced by this Note has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee’s sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a premium equal to the greater of:

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(a)                                 The sum obtained by adding:

(i)                                     the positive amount, if any, equal to (aa) the sum of the present values of all scheduled payments due under this Note from the date of said payment to and including the Maturity Date of the Note, minus (bb) the then outstanding principal balance of the Note, and

(ii)                                  1.0 % of the then outstanding principal balance of the Note; or

(b)                                 An amount equal to 10.0 % of the then outstanding principal balance of the Note.

All present values shall be calculated as of the date of said payment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the date of said payment. In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee’s option, such payment shall include a premium as described above.

4.                                      Default Rate. Maker does hereby agree that upon the occurrence of an Event of Default and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker’s initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the “Default Rate”) equal to seven percent (7%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. Notwithstanding the provisions of any statute or regulation to the contrary, the Default Rate shall apply to all sums evidenced hereby upon, during and after an Event of Default as provided herein, and also after entry of a judgment or judgments against Maker (whether in a mortgage foreclosure action or otherwise), and whether or not any event described in Paragraph 3.12 of the Loan Agreement hereof has occurred. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

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5.                                      Late Charge. If any monthly principal and interest payment payable under this Note is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

6.                                      Amendment and Restatement; Security for Loan. This Note is secured by, among other things, the Mortgage and certain other Loan Documents as set forth in the Loan Agreement. The term “Mortgage” as used in this Note shall mean that certain Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof in the principal sum of the NY Loan given by Maker for the use and benefit of Payee covering certain premises located 103 Fairview Park Drive, 412 Fairview Park Drive, 401 Fieldcrest Drive, 404 Fieldcrest Drive, 199 Ridgewood Drive, and 203 Ridgewood Drive in the Town of Greenburgh, and at 36 Midland Avenue, 100-110 Midland Avenue, 112 Midland Avenue, and 8 Slater Street in the Village of Port Chester, all in the County of Westchester and State of New York, as more particularly described therein.

7.                                      Compliance with Law. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker’s having paid any interest in excess of that permitted by applicable law, then it is Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Loan Agreement, the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

8.                                      Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

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9.                                      Joint and Several Liability. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.                               Construction. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators.

11.                               Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement, the Mortgage or any other Loan Documents.

12.                               Authority. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

13.                               Time. Time is of the essence of this Note.

14.                               Replacement Note. In the event of the loss, theft or destruction of this Note, upon Maker’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

15.                               Notice. All notices required to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

16.                               Costs and Expenses. Maker shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

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17.                               Forbearance. Any forbearance by Payee in exercising any right or remedy under this Note, the Loan Agreement, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker’s obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

18.                               Section Headings. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

19.                               Limitation on Liability. Notwithstanding anything to the contrary contained herein, but subject to the obligations of Section 6.6 of the Loan Agreement, any claim based on or in respect of any liability of Maker under this Note, the Loan Agreement, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; provided, however, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the Loan Agreement, including, but not limited to, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii) the failure of Maker to maintain its status as a single purpose , bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of the Loan Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property (as defined in the Loan Agreement) or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC (as defined in the Loan Agreement) interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of the Loan Agreement; (xii) the termination, cancellation or non-renewal of an Approved Manager (as defined in the Loan Agreement) or any other failure of an Approved Manager to serve as manager of any Permitted TIC (as defined in the Loan Agreement); (xiii) the failure of any Approved Manager to meet the Management Requirements (as defined in the Loan Agreement); and (xiv) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Maker or any Principal (as defined in the Loan Agreement) of Maker.

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Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Loan Agreement, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

20.                               Book Entry. Maker agrees to perform and comply with each of the covenants, conditions, provisions, and agreements of Maker contained in this Note, the Loan Agreement, the Mortgage and each of the Loan Documents. Maker agrees that the obligation evidenced by this Note shall be payable in accordance with its terms without offset, counterclaim, demand, withholding or deduction.

Maker hereby appoints Payee as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, this Note may be sold, transferred or assigned only upon notification by the holder to John Hancock at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of this Note is to be provided to:

John Hancock Life Insurance Company

c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

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21.                               Special State Provisions.

(a)                                 MAKER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL PURPOSES. MAKER FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THIS NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MAKER AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(b)                                 IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

This Note shall be governed and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

[Remainder of page intentionally left blank; signature page to follow.]

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IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.

MAKER:

WU/LH 470 BRIDGEPORT L.L.C.				WU/LH 950 BRIDGEPORT L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 12 CASCADE L.L.C.				WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 22 MARSH HILL L.L.C.				WU/LH 25 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note C-NY]

WU/LH 269 LAMBERT L.L.C.				WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 412 FAIRVIEW PARK L.L.C.				WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 404 FIELDCREST L.L.C.				WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 100-110 MIDLAND L.L.C.				WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note C-NY]

WU/LH 199 RIDGEWOOD L.L.C.				WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 8 SLATER L.L.C.				WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 200 AMERICAN L.L.C.				WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 400 AMERICAN L.L.C.				WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note C-NY]

SCHEDULE 1.3

PAYMENT INSTRUCTIONS

All payments shall be made by federal wire transfer to the following account:

Citibank New York

399 Park Avenue, New York, NY 10043

ABA#021000089

Credit to John Hancock Life Insurance Co.

Acct # 4071-4948

Ref: Mortgage No./Property Name

SCHEDULE 2.2

PERSONS OR ENTITIES HAVING OWNERSHIP INTERESTS OR CONTROL IN

BORROWER AND CONSTITUENT ENTITIES AND

STATUTORY AGENTS FOR SERVICE OF PROCESS

BORROWER ENTITY	CONSTITUENT ENITITY	ENTITY HAVING OWNERSHIP INTEREST OR CONTROL IN BORROWER	STATUTORY AGENT
Wu/LH 470 Bridgeport L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 66 Cedar Street, Newington, CT 06111

Wu/LH 950 Bridgeport L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 66 Cedar Street, Newington, CT 06111

Wu/LH 12 Cascade L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 66 Cedar Street, Newington, CT 06111

Wu/LH 15 Executive L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 66 Cedar Street, Newington, CT 06111

Schedule 2.2-1

Wu/LH 22 Marsh Hill L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 66 Cedar Street, Newington, CT 06111

Wu/LH 25 Executive L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 66 Cedar Street, Newington, CT 06111

Wu/LH 269 Lambert L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 66 Cedar Street, Newington, CT 06111

Wu/LH 103 Fairview Park L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	c/o Lightouse Real Estate Management LLC, Attn: Paul Cooper, 60 Hempstead Avenue, West Hempstead, NY 11552

Wu/LH 412 Fairview Park L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	c/o Lightouse Real Estate Management LLC, Attn: Paul Cooper, 60 Hempstead Avenue, West Hempstead, NY 11552

Schedule 2.2-2

Wu/LH 401 Fieldcrest L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	c/o Lightouse Real Estate Management LLC, Attn: Paul Cooper, 60 Hempstead Avenue, West Hempstead, NY 11552

Wu/LH 404 Fieldcrest L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	c/o Lightouse Real Estate Management LLC, Attn: Paul Cooper, 60 Hempstead Avenue, West Hempstead, NY 11552

Wu/LH 36 Midland L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	c/o Lightouse Real Estate Management LLC, Attn: Paul Cooper, 60 Hempstead Avenue, West Hempstead, NY 11552

Wu/LH 100-110 Midland L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	c/o Lightouse Real Estate Management LLC, Attn: Paul Cooper, 60 Hempstead Avenue, West Hempstead, NY 11552

Schedule 2.2-3

Wu/LH 112 Midland L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	c/o Lightouse Real Estate Management LLC, Attn: Paul Cooper, 60 Hempstead Avenue, West Hempstead, NY 11552

Wu/LH 199 Ridgewood L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	c/o Lightouse Real Estate Management LLC, Attn; Paul Cooper, 60 Hempstead Avenue, West Hempstead, NY 11552

Wu/LH 203 Ridgewood L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	c/o Lightouse Real Estate Management LLC, Attn: Paul Cooper, 60 Hempstead Avenue, West Hempstead, NY 11552

Wu/LH 8 Slater L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	c/o Lightouse Real Estate Management LLC, Attn: Paul Cooper, 60 Hempstead Avenue, West Hempstead, NY 11552

Schedule 2.2-4

Wu/LH 100 American L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 80 Main Street, 5th floor, West Orange, NJ 07052

Wu/LH 200 American L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 80 Main Street, 5th floor, West Orange, NJ 07052

Wu/LH 300 American L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 80 Main Street, 5th floor, West Orange, NJ 07052

Wu/LH 400 American L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 80 Main Street, 5th floor, West Orange, NJ 07052

Wu/LH 500 American L.L.C.	LIGHTHOUSE 100 WILLIAM OPERATING LLC, a New York limited liability company, which is the non-member manager of the Borrower.	WU/LIGHTHOUSE PORTFOLIO L.L.C., a Delaware limited liability company, which is the sole member of the Borrower.	United Corporate Services, Inc., 80 Main Street, 5th floor, West Orange, NJ 07052

Schedule 2.2-5

SCHEDULE 2.3

TITLE COMMITMENTS

The following pro forma title insurance policies were issued based on the commitments issued by Chicago Title Insurance Company:

Connecticut

Mortgagee Policy 274225115 in the amount of $21,765,000.00 from Chicago Title Insurance Company to John Hancock Life Insurance Company

Mortgagee Policy 274225115A in the amount of $32,585,000.00 from Chicago Title Insurance Company to John Hancock Life Insurance Company

Mortgagee Policy 274225115B in the amount of $50,650,000.00 from Chicago Title Insurance Company to John Hancock Life Insurance Company

New Jersey

Mortgagee Policy 2007-1316A in the amount of $32,585,000.00 from Chicago Title Insurance Company to John Hancock Life Insurance Company

New York

Mortgagee Policy 3708-00030 in the amount of $50,650,000.00 from Chicago Title Insurance Company to John Hancock Life Insurance Company

SCHEDULE 2.5

PENDING LITIGATION

1.              Josh Segal individually and Derivatively on Behalf of Lighthouse Real Estate Advisors, LLC, Plaintiff vs. Paul Cooper, Jeff Ravetz, Louis Sheinker, and Lighthouse Real Estate Management, LLC filed February 28, 2007 with the New York County Clerk

2.              T-Span Construction Management Corp., Plaintiff, vs. Jeffrey Wu, Veronica Wu, Victoria Towers Development Corp., Wu Towers LLC, Flushing Landmark Realty, LLC and Luck Star Deer Park, LLC filed April 23, 2003 with the County Clerk of Nassau County

Schedule 2.5-1

SCHEDULE 2.6

LEASES

CONNECTICUT PROPERTIES:

	TENANT NAME	PROPERTY ADDRESS	LEASE DATE INFORMATION

1.	Latex Foam International, LLC	470 Bridgeport Avenue, Shelton, CT	Lease dated November 14, 2006

2.	Inline Plastics Corp.	470 Bridgeport Avenue, Shelton , CT	Lease dated September 16, 2002 First Amendment: May 28, 2005

3.	Dooney & Bourke, Inc.	12 Cascade Boulevard, Orange, CT	Lease dated August 9, 2004 First Addendum: February 1, 2006 Second Addendum: October 16, 2007

4.	KBC Electronics, Inc.	12 Cascade Boulevard, Orange, CT	Lease dated September 30, 2005

5.	New Generation Event Solutions, Inc.	12 Cascade Boulevard, Orange, CT	Lease dated July 27, 2005 Sublease Agreement: June 7, 2007

6.	SurgiQuest, Inc.	12 Cascade Boulevard, Orange, CT	Lease dated June 26, 2006 First Addendum: April 16, 2007 Addendum: December 4, 2007

7.	Transtar Metals Corp.	12 Cascade Boulevard, Orange, CT	Lease dated October 24, 2005

8.	Dooney & Bourke, Inc.	15 Executive Boulevard, Orange, CT	Lease dated January 12, 2000 First Addendum: August 9, 2004 Second Addendum: October 18, 2007

9.	Transtar Metals Corp.,(as successor in interest to Transtar Metals Holdings,	15 Executive Boulevard, Orange, CT	Lease dated June 19, 1997 First Addendum: August 16, 1999

	TENANT NAME	PROPERTY ADDRESS	LEASE DATE INFORMATION

	Inc., as successor in interest to Tiernay Metals)		Second Addendum: September 21, 1999 Third Addendum: April 12, 2004 Fourth Addendum: November 8, 2005

10.	Davenava, LLC d/b/a Frozen Ropes Partial Sublease: Center of Balance Personal Training, LLC	25 Executive Boulevard, Orange, CT	Lease dated September 2006 Partial Sublease of Premises: August 7, 2007

11.	BKM Enterprises, Inc.	22 Marsh Hill Road, Orange, CT

Lease dated January 6, 2000

First Amendment Letter Agreement: February 7, 2002 (Parking Relocation Letter)

Second Amendment: April 26, 2002 (Sprinkler System Letter)

Third Amendment: November 9, 2004

(Regarding Mold Remediation from Outbreak in 2003)

12.	KX Industries, L.P. — Assignor KX Technologies LLC (f/k/a KXI LLC) - Assignee	269 Lambert Road a/k/a South Lambert Road, Orange, CT

Original Lease Dated: December 18, 1992

First Addendum; December 14, 1998

Second Addendum: December 23, 1999

Third Addendum: February 13, 2006

Assignment: July 13, 2007

Landlord’s Consent to Assignment: July 13, 2007

13.	Keystone Automotive Industries, Inc.	950 Bridgeport Avenue, Milford, CT	Lease dated July 8, 1994 First Amendment: June 25, 2002 Second Amendment: June 26, 2002 Third Amendment: October 17, 2002

14.	Strober Wallboard Distributors, Inc. c/o The Strober Organization	950 Bridgeport Avenue, Milford, CT	Original Lease: May 9, 2003 First Amendment: September 20, 2004

2/25/2008

2

NEW YORK PROPERTIES;

	TENANT NAME	PROPERTY ADDRESS	LEASE DATE INFORMATION

15.	The Coca-Cola Bottling Company of New York, Inc.	412 Fairview Park Drive, Elmsford, Greenburg, New York

Lease dated October 15, 1998

First Amendment: March 8, 1999

Second Amendment: July 12, 1999

Third Amendment: November 12, 1999

Fourth Amendment: February 11, 2000

Fifth Addendum: April 24, 2000

Sixth Addendum: May 24, 2000

Seventh Addendum: September 1, 2000

16.	MCI Telecommunications Corporation	401 Fieldcrest Drive, Elmsford, New York

Lease dated March 11, 1997

Confidentiality Agreement: March 20, 1997

Memorandum of Lease: October 22, 1997

Sublease dated April 26, 1997 [between Tenant and County of Westchester Industrial Development Agency and has a copy of a lease agreement from the Agency back to Tenant. This appears to be a financing arrangement for construction by Tenant of the improvements under the Lease.]

17.	The Wine Enthusiast	103 Fairview Park Drive, Elmsford, New York	Lease dated March 28, 2000

18.	Reliable Automatic Sprinkler Co., Inc.	103 Fairview Park Drive, Elmsford, New York	Lease dated May 6, 1988; First Addendum: August 12, 1991; Second Addendum: January 23, 1998; Third Addendum: April 28, 2003; Fourth Addendum: April 13, 2005 (per footer id)

3

19.	Federal Express Corporation	404 Fieldcrest Drive, Greenburgh, New York	Lease dated January 12,1995 Change Order: May 31, 1995 (Exhibit to Lease) Change Order: August 15, 1995 (Exhibit to Lease)

20.	Polder, Inc. (Tenant/Sublessor)	8 Slater Street, Port Chester, New York	Original Lease: February 28, 1994 First Addendum: May 30, 1995 Second Addendum: October 9, 2002 Third Addendum/Tax Payment Agreement: undated

	National Collector’s Mint (Sublessee)		Sublease dated February 27, 2004

	Pressproof (Sublessee)		Sublease dated October 30, 2003

21.	Eber Brothers Wine & Liquor Metro, Inc.	36 Midland Avenue, Port Chester, New York	Lease dated June 16, 2000 First Addendum: July 1, 2003 Second Addendum Extension/Expansion Agreement: June 1, 2004 Sublease Agreement: August 9, 2007

22.	Polder, Inc.	36 Midland Avenue, Port Chester, New York	Lease dated August 24, 1999 First Addendum: October 9, 2002

23.	AmeriPath, Inc., successor in interest to DermPath, Inc.	100 Midland Avenue, Port Chester, New York	Original Lease: June 24, 1998 Revised Lease: December 16, 2005; First Addendum/Expansion Agreement: July 13, 2006

24.	M. Fortunoff of Westbury LLC and Fortunoff Fine Jewelry and Silverware, LLC	100 Midland Avenue, Port Chester, New York	Lease dated May 1, 2003 Assignment and Assumption: January 2005 (notarized on February 2, 2005)

4

25.	Assignor of DCH Midland LLC, successor in interest to Intessa Corp. DCH Midland LLC subleases some or all of the premises (unable to determine space sublet because Exhibit A to sublease is missing)	110 Midland Avenue, Port Chester, New York

Lease dated June 30, 2003

First Addendum: September 8, 2003

Second Addendum: January 30, 2004

Third Addendum: October 20, 2004

Memorandum of Lease: October 20, 2004

Fourth Addendum Letter Agreement: November 9, 2005

Fifth Addendum Letter Agreement: January 26, 2006

Sixth Addendum: March 1, 2006

Assignment and Assumption of Lease: August 3, 2006;

Sublease: August 3, 2006

26.	JP Morgan Chase Bank, National Association	112 Midland Avenue, Port Chester, New York	Lease dated October 13, 1980 First Addendum: August 30, 2005 Assignment and Assumption: October 1, 2006

27.	American Universal Supply, Inc.	199 Ridgewood Drive, Elmsford, New York	Lease dated July 28, 2006

28.	DHL Express, Inc.	203 Ridgewood Drive, Elmsford, New York	Lease dated September 25, 1997 First Amendment: July 19, 2001 Second Amendment: August 2, 2004 Third Amendment: January 18, 2007

5

NEW JERSEY PROPERTIES:

	TENANT NAME	PROPERY ADDRESS	LEASE DATE INFORMATION

29.	BioScrip Infusion Services, LLC	100 The American Road, Morris Plains, New Jersey	Lease dated November 27, 2006

30.	Coty US, LLC, formerly known as Coty US, Inc.	118 The American Road, Morris Plains, New Jersey	Original Lease: March 31, 2000 First Addendum: August 1, 2006

31.	OLI Systems, Inc.	108 The American Road, Morris Plains, New Jersey

Original Lease: August 2, 1990

First Addendum: June 5, 1995

Second Addendum: December 27, 1996

Third Addendum: June 21, 2000 [our copy is undated]

Fourth Addendum: April 29, 2005

Fifth Addendum: January 1, 2007

32.	Immunomedics, Inc.	300 The American Road, Morris Plains, New Jersey	Lease dated January 16, 1992 First Addendum: May 5, 1993 Second Addendum: March 29, 1995 Extension Letter/Third Amendment: May 21, 1998 Fourth Amendment Expansion/Extension Agreement: August 15, 2001

33.	Charmant Group Inc. (as successor corporation to original tenant Charmant Eyewear, Inc.)	400 The American Road, Morris Plains, New Jersey	Lease: March 26, 1990 First Addendum: September 23, 1994 Second Addendum: August 16, 1999 Third Addendum: October 15, 2004 Fourth Addendum: September 1, 2006 Fifth Addendum: September 26, 2007

6

34.	Baker Residential Limited Partnership	120 The American Road, Morris Plains, New Jersey	Lease dated August 1, 1998 First Addendum: November 1, 2000 Second Addendum: February 4, 2003 Third Addendum: August 1, 2006

35.	Buck Trout, Inc.	128 The American Road, Morris Plains, New Jersey	Original Lease: October 8, 1993 Letter Agreement: August 14, 1998 First Addendum: February 4, 2003 Second Addendum: December 15, 2003 Third Addendum: March 9, 2005 Fourth Addendum: March 29, 2007

36.	Parisi IAP, LLC (by assignment from A.E. Institute of Athletic Performance, LLC)	114 The American Road, Morris Plains, New Jersey	Original Lease: September 19, 2003 First Addendum: January 7, 2004 Letter Agreement: May 4, 2004 re additional space

37.	Temptime Corporation (formerly known as Lifelines Technology, Inc., formerly known as Inventory Management Systems Corporation)	116 The American Road, Morris Plains, New Jersey

Original Lease: August 14, 1987

First Addendum: August 19, 1987

Second Addendum/Extension Agreement: May 11, 1992

Third Addendum: April 27, 1994

Fourth Addendum: January 25, 1996

Fifth Addendum: January 29, 1997

Sublease Agreement: May 28, 1999

Sixth Addendum/Extension: September 21, 2001

Seventh Addendum/Extension: March 23, 2006

7

38.	Vanguard Communications, Inc. (original Lease referred to Tenant as “Vanguard Telecommunications, Inc.”)	100 The American Road, Morris Plains, New Jersey

Original Lease: October 28, 1988

First Addendum: November 20, 1989

Second Addendum/Extension: April 22, 1992

Third Addendum/Extension: January 11, 1995

Fourth Addendum: December 3, 1997

Fifth Addendum/Extension: January 1, 2001

Sixth Addendum/Extension: December 31, 2003

Seventh Addendum/Extension: December 1, 2006

39.	Xtellus, Inc.	104 The American Road, Morris Plains, New Jersey	Original Lease: August 12, 2002 First Addendum: August 31, 2005 Second Addendum: July 18, 2007

40.	AHS Investment Corp.	200 The American Road, Morris Plains, New Jersey	Lease dated March 28, 2003

41.	State of New Jersey, Department of the Treasury, General Services Administration	322 The American Road, Morris Plains, New Jersey	Original Lease: December 30, 1987 Second Lease: August 1, 1993 Letter Amendment: June 24, 1998 Letter exercising option to renew: April 11, 2003

42.	Coty US, LLC	410 The American Road, Morris Plains, New Jersey	Lease dated November 12, 1992 First Addendum: February 4, 1994 Second Addendum: March 10, 1997 Third Addendum: January 23, 2000 Fourth Addendum: March 31, 2000 Fifth Addendum: August 1, 2006

43.	Fisher Scientific Company, L.L.C. (as successor in interest to original tenant Curtin Matheson Scientific, Inc.)	500 The American Road, Morris Plains, New Jersey	Lease dated October 25, 1989 First Addendum: December 15, 1999 Second Addendum: February 12, 2003 Option Notice: October 19, 2004

8

Third Addendum: July 28, 2006

44.	StarTrak Systems, L.L.C.	106 The American Road, Morris Plains, New Jersey

Lease dated March 25, 1998

First Addendum/Extension Agreement: April 1, 2001

Second Addendum/Extension Agreement: September 25, 2001

Third Addendum/Extension Agreement: December 2, 2003

Fourth Addendum/Extension Agreement: Undated, 2005

Tenant is currently month-to-month until February 2008

9

TENANTS WITH OPTION TO PURCHASE

1.             The Coca-Cola Bottling Company of New York, Inc.

Property Address:                412 Fairview Park Drive, Elmsford, NY

2.             MCI Telecommunications Corporation

Property Address:                401 Fieldcrest Drive, Elmsford, NY

TENANTS WITH RIGHT OF FIRST REFUSAL

1.             Latex Foam International, LLC

Property Address:                470 Bridgeport Avenue, Shelton, CT

2.             Bioscript Infusion Services, LLC

Property Address:                100 The American Road, Morris Plains, NJ

3.             Coty US, LLC

Property Address:                118 The American Road, Morris Plains, NJ

4.             Immunomedics, Inc.

Property Address:                300 The American Road, Morris Plains, NJ

5.             Charmant Group, Inc.

Property Address:                400 The American Road, Morris Plains, NJ

Schedule 2.6-11

P W GROSSER	SCHEDULE 2.15 CONSTRUCTION AND REMEDIATION PROJECTS

February 26, 2008

Mr. Paul Cooper

Wu/Lighthouse 100 William LLC

60 Hempstead Avenue, Suite 718

West Hempstead, New York 11552

Re:                             Summary of Baker Portfolio Documents Provided and Planned Remedial Activities

Dear Mr. Cooper:

P.W. Grosser Consulting, Inc. (PWGC) has prepared this letter to summarize the documents that have been provided and to identify the remaining environmental activities required for the Baker Portfolio Properties in Connecticut, New York, and New Jersey.

The documents that have been prepared and provided for the Baker Portfolio Properties include Phase I, Phase II and Phase III Environmental Site Assessment (ESA) documents prepared by HRP Associates, Inc. (HRP); Phase I ESA documents prepared by EMG; Groundwater Analytical Result Summary Reports prepared by HRP, Underground Storage Tank (UST) Tightness Test Report prepared by HRP; and a UST Closure Review Report, prepared by EMG. The specific documents are listed by site as shown in Attachment A.

Based on the investigations performed at the properties, remedial activities are planned for several of the Connecticut properties. It is understood that the remediation will be performed after the transaction has closed to satisfy the requirements of the Connecticut Transfer Act, and includes the following:

Connecticut Properties:

•                  1 5 Executive Boulevard — No Further Action

•                  12 Cascade Boulevard — Remediation of impacted soil at the Loading Dock (AOC 11)

•                  22 Marsh Hill Road — No Further Action

•                  25 Executive Boulevard — Removal of the existing 2,000 gallon wastewater UST (AOC 2) and collection of endpoint soil samples. Remediation of the extractable total petroleum hydrocarbons (ETPH) identified in the catch basin soil (AOC 1). Evaluation of groundwater quality in the area former septic leaching field (AOC 5) at the site.

•                  35 Executive Boulevard — No Further Action

P.W. Grosser Consulting, Inc • P.W. Grosser Consulting Engineer & Hydrogeologist, PC

630 Johnson Avenue, Suite 7 • Bohemia, NY 11716 • Branch Location - Seattle, WA

PH 631.589.6353 • FX 631.589.8705 • www.pwgrosser.com

•                  269 Lambert Road — Remediation of the ETPH detected in soil at the exterior loading and storage areas (AOC 1). The installation and sampling of groundwater monitoring wells. Remediation of the hydraulic fluid noted in the area near the lift system.

•                  15 Progress Drive — Remediation of the polyaromatic hydrocarbons (PAHs) identified in soil at the Bulky Waste Area (AOC 5). installation of a monitoring well and groundwater monitoring. Investigation of the former wastewater treatment system to determine if the subsurface was impacted from the past uses, and to determine if remediation is required.

•                  466 Bridgeport Avenue — No Further Action

•                  470 Bridgeport Avenue — No Further Action

•                  950—974 Bridgeport Avenue — Remediation of the ETPH identified in a catch basin (AOC 4). Remediation of the Interior Areas (AOC 2) where elevated concentrations of ETPH were identified along the trench drain, where arsenic was identified in the patch area, and where refusal was encountered near the pit during the investigation. Remediation of ETPH identified in soil in the Former Fenced Storage Area (AOC 5).

New York Properties:

•                  103 Fairview Park Drive — No Further Action

•                  412 Fairview Park Drive — — No Further Action

•                  401 Fieldcrest Drive — No Further Action

•                  404 Fieldcrest Drive — No Further Action

•                  199 Ridgewood Drive — No Further Action

•                  203 Ridgewood Drive (aka 501 Fairview Drive) — No Further Action

•                  36 Midland Avenue — No Further Action

•                  100-110 Midland Avenue — No Further Action

•                  112 Midland Avenue — No Further Action

•                  8 Slater Street —- No Further Action

New Jersey Properties:

•                 100 The American Road — No Further Action

•                  200 The American Road — No Further Action

•                  300 The American Road — No Further Action

•                  400 The American Road — No Further Action

•                  500 The American Road — No Further Action

2

If you have any questions or comments, please do not hesitate to contact me.

Very truly yours,

P.W. Grosser Consulting, Inc.

/s/ Michelle Snider

Michelle Snider

Senior Project Manager

/s/ Frank P. Castellano, P.G.

Frank P. Castellano, P.G.

Vice President

Attachment A — Baker Properties Portfolio, Documents Provided by Site

Cc:	Mr. Jeffrey D. Ravetz, Lighthouse Real Estate Ventures, LLC
Mr. Louis Sheinker, Lighthouse Real Estate Ventures, LLC
Ms. Christine A. McGuinness, Esq., Schiff Hardin, LLP

3

SCHEDULE 3.9

ENVIRONMENTAL REPORTS

Attachment A

Baker Properties Portfolio — Documents Provided by Site

Site Address		Phase I ESA (HRP)	Phase I ESA (EMG)	Phase II ESA (HRP)	Phase III ESA (HRP)	Groundwater Analytical Result Summary (HRP)	UST Tightness Test (HRP)	UST Closure Review (EMG)
	15 Executive Boulevard	Ö	Ö	Ö	Ö
	12 Cascade Boulevard	Ö	Ö	Ö	Ö	Ö
	22 Marsh Hill Road	Ö	Ö
	25 Executive Boulevard	Ö	Ö	Ö	Ö	Ö
Connecticut	35 Executive Boulevard	Ö
	269 Lambert Road	Ö	Ö	Ö	Ö	Ö
	15 Progress Drive	Ö		Ö	Ö
	456 Bridgeport Avenue	Ö		Ö	Ö
	470 Bridgeport Avenue	Ö	Ö	Ö	Ö		Ö	Ö
	950-974 Bridgeport Avenue	Ö	Ö	Ö	Ö	Ö		Ö

	103 Fairview Park Drive	Ö	Ö
	412 Fairview Park Drive	Ö	Ö
	401 Fieldcrest Drive	Ö	Ö
	404 Fieldcrest Drive	Ö	Ö
	199 Ridgewood Drive	Ö	Ö
New York	203 Ridgewood Drive (aka 501 Fairview Park Drive)	Ö	Ö
	36 Midland Avenue	Ö	Ö
	100-110 Midland Avenue	Ö	Ö
	112 Midland Avenue	Ö	Ö
	8 Slater Street	Ö	Ö

	100 The American Road	Ö	Ö
	200 The American Road	Ö	Ö
New Jersey	300 The American Road	Ö	Ö
	400 The American Road	Ö	Ö
	500 The American Road	Ö	Ö

HRP - Report prepared by HRP Asssociates, Inc.

EMG - Report prepared by EMG

SCHEDULE 4

PARTIAL RELEASES

Individual Property Address	Allocated Loan Amount
NJ A Properties
100 American Road Morris Plains, NJ	$9,500,000
200 American Road Morris Plains, NJ	$4,500,000
400 American Road Morris Plains, NJ	$6,960,000
Total:	$20,960,000

NJ B Properties
500 American Road Morris Plains, NJ	$6,655,000
300 American Road Morris Plains, NJ	$4,970,000
Total:	$11,625,000

CT A Properties
269 South Lambert Road Orange, CT	$6,300,000
12 Cascade Blvd Orange, CT	$3,050,000
25 Executive Blvd. Orange, CT	$415,000
Total:	$9,765,000

CT C Properties
950 Bridgeport Avenue Milford, CT	$2,800,000
15 Executive Blvd. Orange, CT	$3,525,000
22 Marsh Hill Road Orange, CT	$1,875,000
470 Bridgeport Avenue Shelton, CT	$3,800,000
Total:	$12,000,000

Schedule 4

NY A Properties
112 Midland Avenue Port Chester, NY	$825,000
199 Ridgewood Drive Elmsford, NY	$1,840,000
36 Midland Avenue Port Chester, NY	$5,550,000
203 Ridgewood Drive Elmsford, NY	$3,450,000
401 Fieldcrest Drive Elmsford, NY	$2,460,000
100-110 Midland Avenue Port Chester, NY	$14,340,000
412 Fairview Park Drive Elmsford, NY	$2,185,000
Total:	$30,650,000

NY B Properties
404 Fieldcrest Drive Elmsford, NY	$8,000,000
103 Fairview Park Drive Elmsford, NY	$8,100,000
Total:	$16,100,000

NY C Properties
8 Slater Street Port Chester, NY	$3,900,000

1. Each of the categories listed above under one heading, such as “NJ A Properties,” “NJ B Properties,” “CT A Properties,” and so on are herein referenced as a “Loan Pool.”

Schedule 4